OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                  CHASE VISTA
                                 EQUITY FUNDS

                                 ANNUAL REPORT

CORE EQUITY FUND

EQUITY GROWTH FUND

GROWTH AND
INCOME FUND

CAPITAL GROWTH FUND

LARGE CAP
EQUITY FUND

FOCUS FUND

EQUITY INCOME FUND

SMALL CAP
OPPORTUNITIES FUND

SMALL CAP
EQUITY FUND

BALANCED FUND



                     [LOGO] CHASE
                     -----------------------------------------------------------
                     THE RIGHT RELATIONSHIP IS EVERYTHING.-Registered Trademark-

CONTENTS
---------------------------------------------------
Chairman's Letter                                 1
---------------------------------------------------
Chase Vista Core Equity Fund                      2
 Fund Commentary
---------------------------------------------------
Chase Vista Equity Growth Fund                    5
 Fund Commentary
---------------------------------------------------
Chase Vista Growth and Income Fund                8
 Fund Commentary
---------------------------------------------------
Chase Vista Capital Growth Fund                  11
 Fund Commentary
---------------------------------------------------
Chase Vista Large Cap Equity Fund                14
 Fund Commentary
---------------------------------------------------
Chase Vista Focus Fund                           17
 Fund Commentary
---------------------------------------------------
Chase Vista Equity Income Fund                   20
 Fund Commentary
---------------------------------------------------
Chase Vista Small Cap Opportunities Fund         23
 Fund Commentary
---------------------------------------------------
Chase Vista Small Cap Equity Fund                26
 Fund Commentary
---------------------------------------------------
Chase Vista Balanced Fund                        29
 Fund Commentary
---------------------------------------------------
Portfolios of Investments                        32
---------------------------------------------------
Fund Financial Statements                        53
---------------------------------------------------
Portfolio Financial Statements                   95
---------------------------------------------------

HIGHLIGHTS

-    U.S. large-cap equities provided positive returns in a difficult year.
-    Mid- and small-cap equities staged a quiet bull market.
- Treasury bonds posted gains as economic growth slowed from high levels and CPI inflation appeared under control.

       ------------------------------------------------------------------
              NOT FDIC INSURED May lose value / No bank guarantee
       ------------------------------------------------------------------
       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

CHASE VISTA EQUITY FUNDS

CHAIRMAN'S LETTER

                                                                December 4, 2000

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista Equity Funds for the year ended October 31, 2000.

TECHNOLOGY ROLLER-COASTER DOMINATES STOCK MARKETS

While the U.S. economy remained healthy throughout the period, large-cap U.S. equities posted their lowest return for several years. The S&P 500 Index rose 6.08%, which compares with average returns of more than 20% over the previous five years. In the closing months of 1999, it appeared that this would be a period of strong returns. Technology stocks staged a magnificent rally, as New Economy euphoria gripped the stock market. The Internet appeared about to revolutionize commerce, and the large U.S. networking and semiconductor companies soared to new highs.

The rally continued through the early months of 2000, only to falter in the spring when dot-com businesses began to experience cash flow difficulties. In the months that followed, one technology stock after another came crashing to earth. The final setback came in the fall, when a number of companies warned that third-quarter profits would not meet expectations. The technology correction happened against a background of uncertainty regarding U.S. rates. During the summer there were concerns regarding whether Federal Reserve Board rates rises had succeeded in dampening runaway economic growth. Once it became clear late summer that growth was slowing, worries began to emerge regarding the effect on corporate profits.

But mid- and small-caps bucked the trend and quietly marched to new highs. The S&P 400 Mid Cap Index climbed 31.65% in the year, while the S&P Small Cap 600 Index gained 25.26%. Both groups were driven by buoyant earnings growth. Indeed, their earnings growth rates exceeded those of large caps for the first time in many years.

U.S. Treasury bonds, too, had a strong year. Following the three Fed rate rises in the 12 months - in February, March and May - evidence that the U.S. economy was indeed slowing fuelled a rally, particularly in longer-dated maturities. Weak spots were corporate and mortgage bonds, where credit concerns undermined prices.

PROMISING OPPORTUNITIES

Against a background of stock price volatility, there are now a number of large companies with promising growth rates trading at attractive valuations. Additionally, mid- and small-caps are expected to continue to report strong earnings. Subdued inflation should remove the need for further Fed rate rises, underpinning both equity and bond markets.

All of us at Chase thank you for your investment and are pleased to help you in the pursuit of your financial goals.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

CHASE VISTA CORE EQUITY FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Core Equity Fund, which seeks to provide capital growth by investing in large cap common stocks, had a total return of 5.44% (Class A shares, without sales charge) in the year ended October 31, 2000. This compares with the 6.08% return of the S&P 500 Index.

HOW THE FUND WAS MANAGED

Extraordinary volatility in technology stocks buffeted the Fund during the 12 months ended October. A common belief that technology and the Internet would transform the world economy with an almost immediate effect drove an enormous rally in the last few months of 1999 and beginning of 2000. But in the early spring, dot-coms started to trim their staff and technology stock prices started to fall.

The extent of the speculative frenzy can be seen in the valuations that many stocks reached. Cisco Systems, for example, is the world's largest network equipment company and a certain beneficiary of the rush to build more telecommunications and Internet infrastructure. But Cisco's stock market valuation was more than that of the entire S&P 600 Small Cap Index. Even given the brightest of prospects, this valuation could not be justified.

After reaching a peak in March, the Fund fell back with the technology stocks that form almost a third of its S&P 500 benchmark. Large caps' woes were compounded in the autumn when companies as diverse as Intel and Home Depot announced third quarter profit warnings. Much of the Fund's underperformance of benchmark can be attributed to this post-March period, when a number of its growth stock holdings came under pressure. Additionally, due to the Fund's longer-term focus, core holdings such as Microsoft and Wal-Mart, with proven track records and meaningful growth prospects, were retained. Despite their short-term underperformance, management believes such stocks should help drive the market higher during extended rallies in the future.

Stock picks from a wide variety of sectors were solid in the year. Technology stocks like EMC Corp, the data storage provider, and Sanmina Corp, which offers outsourced manufacturing to technology groups, performed well. In utilities, Enron Corp and AES Corp made gains. Elsewhere, Southwest Airlines, Walgreen Co and American International Group were all buoyant names.

LOOKING AHEAD

The manager is analyzing where future outperformance may come from, employing a combination of technical and fundamental analysis. Some of the telecom-service companies have fallen sharply in the past year and appear ready to rally. These include a number of regional phone companies and wireless phone providers. Additionally, selecting the right technology stocks will have a major impact on future performance. Technology names will be identified on a stock-by-stock basis.

CHASE VISTA CORE EQUITY FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                         27.8%
Financial                                          15.7%
Consumer Cyclicals                                 13.2%
Health Care                                        12.2%
Utilities                                           8.3%
Capital Goods                                       6.5%
Energy                                              6.0%
Cash Equivalents & Short Term Paper                 4.0%
Consumer Staples                                    3.9%
Transportation                                      1.6%
Basic Materials                                     0.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (4.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. AMERICAN INTERNATIONAL GROUP, INC. (3.9%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. EXXON MOBIL CORP. (3.5%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. MICROSOFT CORP. (2.9%) Develops, manufactures, licenses, sells and supports software products.

5. CISCO SYSTEMS, INC. (2.8%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

6. AMERICAN EXPRESS CO. (2.8%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

7. CITIGROUP, INC. (2.7%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

8. PFIZER, INC. (2.6%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

9. INTEL CORP. (2.5%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

10. WAL-MART STORES, INC. (2.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.


Top 10 equity holdings comprised 30.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA CORE EQUITY FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                             INCEPTION
                                    1 YEAR       5 YEARS       (4/1/93)
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                 5.44%       21.26%        16.44%
 With Sales Charge                   -0.62%       19.83%        15.53%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                         4.68%       20.70%        15.90%
 With CDSC                           -0.32%       20.51%        15.90%
--------------------------------------------------------------------------------
Class C Shares
 Without CDSC                         4.68%       20.70%        15.90%
 With CDSC                            3.68%       20.70%        15.90%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (4/1/93 TO 10/31/00)

[LINE CHART]

              Chase Vista                              Lipper Large-Cap
       Core Equity Fund (Class A)   S&P 500 Index      Core Funds Index
 4/93          $9,425                 $10,000              $10,000
10/93          $10,057                $10,520              $10,616
10/94          $9,860                 $10,926              $10,857
10/95          $11,407                $13,810              $13,206
10/96          $13,875                $17,132              $15,968
10/97          $18,313                $22,628              $20,516
10/98          $21,918                $27,606              $24,235
10/99          $28,361                $34,690              $29,911
10/00          $29,905                $36,800              $32,790

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 8/12/99. Class B and C Shares were introduced on 8/12/99 and 8/13/99, respectively. Prior performance is based upon the Chase Core Equity Fund, and has been adjusted to reflect historical expenses (absent waivers and reimbursements) at the Fund's inception and reflects the maximum 5.75% sales charge for Class A Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the performance of the 30 largest funds that invest in both growth and value stocks. Investors cannot invest directly in an index.

CHASE VISTA EQUITY GROWTH FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Equity Growth Fund, which seeks to provide capital growth by investing in large cap growth stocks, had a total return of -0.09% (Class A shares, without sales charge) in the year ended October 31, 2000. This compares with a rise of 2.07% from the S&P 500/BARRA Growth Index.

HOW THE FUND WAS MANAGED

Extraordinary volatility in technology stocks buffeted the Fund during the 12 months to end October. A common belief that technology and the Internet would transform the world economy with almost immediate effect drove an enormous rally in the last few months of 1999 and beginning of 2000. But in the early spring, dot-coms started reduce their staff and technology stock prices started to fall.

The extent of the speculative frenzy can be seen in the valuations that many stocks reached. Cisco Systems, for example, is the world's largest network equipment company and a certain beneficiary of the rush to build more telecommunications and Internet infrastructure. But Cisco's stock market valuation was more than that of the entire S&P 600 Small Cap Index. Even given the brightest of prospects, this valuation was extreme.

After reaching a peak in March, the Fund fell back with the technology stocks that form much of its benchmark index. Large caps' woes were compounded in the autumn when companies as diverse as Intel and Home Depot announced third quarter profit warnings. Much of the Fund's underperformance of the benchmark can be attributed to this period, when a number of its high growth names came under pressure.

In particular, it suffered from falls in information technology and telecommunications services. Microsoft came under pressure following the Justice department's antitrust ruling. And Lucent Technologies fell sharply, as did long-distance telecom groups AT&T and Sprint.

Even so, some stock picks performed well. Data storage provider EMC Corp was the strongest contributor. Novellus Systems was another buoyant technology stock, and biotechnology company Amgen also did well. In financial services, Merrill Lynch and Charles Schwab recorded gains.

LOOKING AHEAD

The manager is analyzing where future outperformance may come from, employing a combination of technical and fundamental analysis. Selecting the technology stocks that will prosper is key to future performance. These stocks form the most significant part of the benchmark index, and so the manager is seeking the companies with the enabling technologies of the future. Biotechnology is also a focus.

CHASE VISTA EQUITY GROWTH FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                                           41.2%
Health Care                                                          18.2%
Consumer Cyclicals                                                   14.3%
Capital Goods                                                         8.8%
Cash Equivalents & Short-Term Paper                                   7.0%
Financial                                                             6.9%
Consumer Staples                                                      2.9%
Utilities                                                             0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EMC CORP. (6.2%) Provides enterprise storage systems, software, networks and services.

2. GENERAL ELECTRIC CO. (6.1%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

3. CISCO SYSTEMS, INC. (5.0%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

4. INTEL CORP. (4.4%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

5. PFIZER, INC. (4.4%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

6. MICROSOFT CORP. (3.3%) Develops, manufactures, licenses, sells and supports software products.

7. AMGEN, INC. (3.0%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. The Company focuses its research on secreted protein and small molecule therapeutics.

8. WAL-MART STORES, INC. (3.0%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

9. NOVELLUS SYSTEMS, INC. (2.9%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films.

10. APPLIED MATERIALS, INC. (2.9%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.


Top 10 equity holdings comprised 41.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EQUITY GROWTH FUND
As of October 31, 2000 (Unaudited)


AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                -0.09%       21.32%        16.75%
 With Sales Charge                   -5.84%       19.89%        16.06%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                        -0.86%       21.08%        16.64%
 With CDSC                           -5.81%       20.90%        16.64%
--------------------------------------------------------------------------------
Class C Shares
 Without CDSC                        -0.86%       21.08%        16.64%
 With CDSC                           -1.85%       21.08%        16.64%
--------------------------------------------------------------------------------


[LINE CHART]

10-YEAR PERFORMANCE (10/31/90 TO 10/31/00)

               Chase Vista              S&P 500/BARRA         Lipper Large-Cap
        Equity Growth Fund (Class A)    Growth Index         Growth Funds Index
10/90             $9,425                  $10,000                 $10,000
10/91            $12,165                  $13,617                 $14,030
10/92            $12,892                  $15,189                 $15,174
10/93            $13,961                  $16,073                 $17,727
10/94            $14,209                  $16,952                 $18,302
10/95            $16,881                  $21,990                 $23,228
10/96            $19,677                  $27,207                 $27,836
10/97            $26,743                  $36,543                 $35,594
10/98            $33,714                  $48,192                 $42,427
10/99            $44,402                  $63,415                 $58,190
10/00            $44,359                  $64,759                 $63,328

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 8/12/99. Class B and C Shares were introduced on 8/13/99 and 8/20/99, respectively. Prior performance is based upon the Chase Equity Growth Fund, and has been adjusted to reflect historical expenses (absent waivers and reimbursements) at the Fund's inception and reflects the maximum 5.75% sales charge for Class A shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Growth Index contains companies with higher price-to-book ratios relative to the S&P 500. The Lipper Large-Cap Growth Funds Index represents the performance of the 30 largest funds that invest in large-cap growth stocks. Investors cannot invest directly in an index.

CHASE VISTA GROWTH AND INCOME FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Growth and Income Fund, which invests in large U.S. value stocks seeking capital growth, rose 8.88 % (class A shares, without sales charge) in the year ended October 31, 2000. This compares with 9.68% for the S&P 500/BARRA Value Index.

HOW THE FUND WAS MANAGED

As technology stocks fell from grace in the latter half of the 12-month period, value stocks returned to favor. Companies in sectors like financials and pharmaceuticals were re-rated, generating strong Fund performance at precisely the time of greatest carnage in the technology sector.

While some financial companies began the year trading on price-to-book values (a measurement of net asset value) as low as two to three times, some of the more favored stocks finished the period on multiples as high as seven times. The dismantling in late 1999 of the Depression era Glass-Steagall Act sparked much of the revaluation. It had kept securities brokerage and commercial banking businesses separate. The move unleashed a wave of M&A activity as many financial institutions found it more effective to buy `scale' than to build it. This allowed many financial stocks to be priced at close to true value.

Financial services companies with high exposure to corporate and investment banking activities performed well. Fund holdings American International Group, Citigroup, Morgan Stanley Dean Witter, Merrill Lynch and Bank of New York all made gains.

In healthcare, valuations rose from a less depressed level. These companies prospered as the threat of government intervention to reduce drug prices appeared to dissipate. The Fund's leading sector performers were Abbott Laboratories, American Home Products, Eli Lilly and Pharmacia.

Though the technology correction held back the Fund's performance, some tech arenas, such as information technology, made significant contributions. The manager reduced the semiconductor weighting throughout the year, captured gains from the late 1999/early 2000 rally, and minimized losses when technology sentiment turned. Stocks such as Altera, Intel and Texas Instruments contributed to gains.

LOOKING AHEAD

The manager is currently seeking undervalued names from across the market. Many stocks with solid financial fundamentals are currently trading on reasonable valuations. If stocks continue to be volatile, the Fund will benefit from its conservative "value" mandate.

CHASE VISTA GROWTH AND INCOME FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Financial                                          30.9%
Utilities                                          13.7%
Energy                                             12.6%
Consumer Cyclicals                                  8.7%
Health Care                                         7.8%
Technology                                          6.7%
Capital Goods                                       6.3%
Cash Equivalents & Short-Term Paper                 6.2%
Basic Materials                                     4.7%
Consumer Staples                                    2.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. AMERICAN INTERNATIONAL GROUP, INC. (6.2%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

2. CITIGROUP, INC. (5.6%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

3. EXXON MOBIL CORP. (5.2%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. AMERICAN EXPRESS CO. (3.4%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

5. VERIZON COMMUNICATIONS (3.4%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.

6. WELLS FARGO CO. (3.0%) A diversified financial services company providing banking, insurance, investments, mortgage and consumer finance. The Company operates through physical stores, the Internet and other distribution channels across North America and elsewhere internationally.

7. ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED SHARES (NETHERLANDS) (2.9%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.

8. BANK OF NEW YORK CO., INC. (2.7%) Through its subsidiaries, the Company provides a complete range of banking and other financial services to corporations and individuals worldwide. Its services include securities servicing and cash processing, corporate banking, asset-based lending, private and retail banking, asset management and financial market services.

9. PHARMACIA CORP. (2.7%) Researches, manufactures and sells pharmaceuticals worldwide. The Company's pharmaceutical segment includes prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. Its agricultural products segment is comprised of agricultural chemicals, seeds and genomics, as well as animal productivity and nutrition research.

10. MORGAN STANLEY DEAN WITTER & CO. (2.4%) Provides financial and investment products and services worldwide. The Company offers securities investment, asset management and credit and transaction services. Its products include mutual funds and Discover credit cards.


Top 10 equity holdings comprised 37.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA GROWTH AND INCOME FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                 8.88%       15.61%        18.28%
 With Sales Charge                    2.63%       14.25%        17.58%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                         8.32%       15.03%        17.86%
 With CDSC                            3.69%       14.80%        17.86%
--------------------------------------------------------------------------------
Class C Shares
 Without CDSC                         8.31%       14.65%        17.67%
 With CDSC                            7.39%       14.65%        17.67%
--------------------------------------------------------------------------------
Class I Shares                        9.34%       16.05%        18.51%
--------------------------------------------------------------------------------

10-YEAR PERFORMANCE (10/31/90 TO 10/31/00)

[LINE CHART]

                 Chase Vista              S&P 500/BARRA    Lipper Multi-Cap
        Growth & Income Fund (Class A)      Value Index    Value Funds Index
10/90              $9,425                    $10,000          $10,000
10/91              $15,326                   $13,617          $13,142
10/92              $17,216                   $15,189          $14,475
10/93              $20,740                   $16,072          $17,348
10/94              $20,773                   $16,952          $18,006
10/95              $24,468                   $21,990          $21,626
10/96              $29,262                   $27,205          $26,069
10/97              $37,701                   $36,536          $33,699
10/98              $41,129                   $48,248          $35,319
10/99              $46,402                   $61,312          $38,813
10/00              $50,514                   $67,253          $42,641

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares. The Fund is currently waiving fees. The waivers may be terminated, which will reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500. The Lipper Multi-Cap Value Funds Index represents the performance of funds that invest in securities with a variety of market capitalizations. Investors cannot invest directly in an index.

CHASE VISTA CAPITAL GROWTH FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Capital Growth Fund, which seeks capital gains from a portfolio of mid-cap stocks, rose 25.81% (class A shares, without sales charge) in the year ended October 31, 2000. This compares with the 31.65% return from the S&P 400 MidCap Index.

HOW THE FUND WAS MANAGED

Mid-cap equities proved the place to be in the 12-month period as their low valuations and improving relative earnings growth overtook that of larger companies. Mid-cap stock prices demonstrated a strong performance both in absolute terms and relative to large caps.

While many of the gains occurred during the late 1999/early 2000 technology-inspired rally, price rises continued later in the year when large caps ran out of steam. Mid-cap stocks were squeezed higher both as large-cap fund managers sought diversification, and as small-cap managers looked to place fund inflows in liquid mid-cap stocks.

Although the technology correction put a damper on the Fund's performance, a change in the S&P 400 MidCap benchmark index in early spring helped the Fund better weather the correction. Many of the bigger technology index constituents were promoted to the large cap S&P 500 index. When the technology correction began in March, the Fund sold or trimmed many technology stocks to be better aligned with the benchmark weight.

Consequently, some areas of technology like semi-conductor companies still contributed to returns. Semiconductor stocks had benefited early in the year as the boom in telecommunications equipment and infrastructure increased demand for chips. This boosted earnings of chip manufacturers like Atmel and Vitesse. Another beneficiary was KLA-Tencor, which supplies semiconductor yield management and process control equipment.

In healthcare, a number of stocks performed well. Forest Laboratories moved higher with the success of Celexa, a new generation anti-depressant drug. Biovail also did well in anticipation of buoyant generic drug earnings as a large number of branded drug patents expire.

Rising energy prices favored exploration and production companies like Anadarko Petroleum. Additionally, energy service companies Cooper Cameron and Global Marine moved higher.

LOOKING AHEAD

Superior earnings growth should continue to drive mid-caps. Mid-cap earnings are forecast to grow faster than those of large-cap companies, and yet mid-caps continue to trade on significantly lower valuations.

CHASE VISTA CAPITAL GROWTH FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                     21.0%
Consumer Cyclicals                             18.2%
Health Care                                    16.5%
Energy                                         11.7%
Financial                                      11.5%
Utilities                                       5.7%
Cash Equivalents & Short-Term Paper             4.9%
Capital Goods                                   4.0%
Basic Materials                                 3.2%
Consumer Staples                                1.2%
Real Estate                                     1.2%
Transportation                                  0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. ANDARKO PETROLEUM CORP. (3.4%) An independent oil and gas exploration and production company. The Company explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and in Alaska. It also owns and operates gas gathering systems in its United States core producing areas. The Company develops crude oil reserves in Algeria.

2. PERKINELMER, INC. (2.7%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

3. BIOVAIL CORP. INTERNATIONAL (CANADA) (2.5%) An international, fully-integrated pharmaceutical company that develops, tests and manufactures drugs. The Company utilizes controlled-release, rapid dissolve, enhanced absorption and taste masking technologies. Biovail markets its products directly in Canada and through strategic licensing partners internationally.

4. RATIONAL SOFTWARE CORP. (2.3%) Develops and markets a variety of software development tools, services and software engineering best practices. The Company's products and services help organizations develop and deploy Web, e-business, enterprise-wide, technical and embedded software.

5. CONCORD EFS, INC. (2.1%) Provides electronic transaction authorization, processing, settlement and funds transfer services across the United States. The Company provides merchant card services, as well as automated teller machine services. Concord markets its services to supermarket chains, financial institutions, petroleum and convenience stores, the trucking industry and other retailers.

6. FOREST LABORATORIES, INC. (2.1%) Develops, manufactures and sells both branded and generic forms of ethical products which require a physician's prescription. The Company also manufactures non- prescription pharmaceutical products sold over-the-counter, which are used for the treatment of a wide range of illnesses. Forest's products are marketed in the United States and eastern Europe.

7. HEALTH MANAGEMENT ASSOCIATES, INC. (2.0%) Operates general acute care hospitals in rural communities located primarily in the southeastern and southwestern United States. The Company's facilities offer a wide range of medical and surgical services.

8. ACE LTD (BERMUDA) (2.0%) A holding company for the ACE Group of Companies, a property and casualty insurance business. The group provides a diversified range of products and services to clients through operations in countries around the world. ACE provides specialty insurance and reinsurance products such as agri-business, information technology, marine and property catastrophe insurance.

9. RADIAN GROUP, INC. (1.9%) Provides private mortgage insurance and risk management services to mortgage lenders nationwide. The Company's services increase home ownership opportunities by helping people to buy homes with down payments of less than 20%. Private mortgage insurance protects lenders from default-related losses and facilitates the sale of loans.

10. BRINKER INTERNATIONAL, INC. (1.9%) Operates, develops and franchises Chili's Grill & Bar, Romano's Macaroni Grill, On the Border Mexican Cafe, Cozymel's Coastal Mexican Grill, Maggiano's Little Italy and Corner Bakery Cafe restaurant concepts. The Company is also involved in the operation and development of the Eatzi's Market and Bakery, Big Bowl and Wildfire concepts.


Top 10 equity holdings comprised 22.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA CAPITAL GROWTH FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                25.81%       16.80%        21.02%
 With Sales Charge                   18.59%       15.43%        20.30%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                        25.21%       16.23%        20.60%
 With CDSC                           20.21%       16.01%        20.60%
--------------------------------------------------------------------------------
Class C Shares
 Without CDSC                        25.25%       16.05%        20.51%
 With CDSC                           24.25%       16.05%        20.51%
--------------------------------------------------------------------------------
Class I Shares                       26.34%       17.24%        21.24%
--------------------------------------------------------------------------------

10-YEAR PERFORMANCE (10/31/90 TO 10/31/00)

[LINE CHART]

                Chase Vista            S&P MidCap   Lipper Mid-Cap
       Capital Growth Fund (Class A)   400 Index   Value Funds Index
10/90             $9,425                $10,000        $10,000
10/91             $16,961               $16,111        $13,455
10/92             $19,367               $17,852        $14,703
10/93             $24,996               $21,695        $17,538
10/94             $25,655               $22,211        $17,710
10/95             $29,215               $26,922        $20,344
10/96             $35,489               $31,593        $24,397
10/97             $44,879               $41,914        $31,224
10/98             $44,161               $44,727        $28,917
10/99             $50,472               $54,152        $31,574
10/00             $63,508               $71,353        $37,489

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the 10-year period. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 9/23/87. Class B, C and I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Performance is based on historical expenses of the predecessor Class AShares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares. The Fund is currently waiving fees.The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Mid-Cap Value Funds Index represents the performance of the 30 largest mid-cap value funds. Investors cannot invest directly in an index.

CHASE VISTA LARGE CAP EQUITY FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Large Cap Equity Fund, which invests in large U.S. value stocks seeking capital growth, rose 7.34% (class A shares, without sales charge) in the year ended October 31, 2000. This compares well relative to the 6.08% return from the S&P 500 Index.

HOW THE FUND WAS MANAGED

Value stocks returned to favor in the latter half of the 12-month period, just as technology stocks fell from grace. Companies in sectors like financials and pharmaceuticals were re-rated, generating robust performance at precisely the time of greatest carnage in the technology sector.

While some financial companies began the year trading on price-to-book value multiples (a measurement of net asset value) as low as two to three times, some of the more favored stocks finished the period on multiples as high as seven. The dismantling in late 1999 of the Depression era Glass-Steagall Act sparked much of the revaluation. It had kept securities brokerage and commercial banking businesses separate. The move unleashed a wave of M&A activity as many financial institutions found it more effective to buy "scale" than to build it. This allowed the entire sector to be priced at close to its true value.

Financial services companies with high exposure to corporate and investment banking activities performed well. Fund holdings American International Group, Citigroup, Morgan Stanley Dean Witter, Merrill Lynch and Bank of New York all made gains.

In healthcare, valuations rose from less-depressed levels. These companies prospered as the threat of government intervention to reduce drug prices appeared to dissipate. The Fund's leading sector performers were Abbott Laboratories, American Home Products, Eli Lilly and Pharmacia.

Ironically, information technology was the best-performing sector. The manager reduced the sector weighting throughout the year, capturing gains from the late 1999/early 2000 rally, but minimizing losses when sentiment turned. Oracle Corp, the software provider, was the top performer in the sector. EMC Corp, Sun Microsystems and Altera provided strong gains.

The Fund's outperformance of its S&P 500 Index benchmark was generated across all of the sectors mentioned above.

LOOKING AHEAD

The manager is currently seeking undervalued names from across the market. There are a number of stocks with solid financial fundamentals that are trading on reasonable valuations. If stocks continue to be volatile, the Fund will benefit from its conservative mandate.

CHASE VISTA LARGE CAP EQUITY FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENT

[PIE CHART]

Financial                                       18.3%
Technology                                      16.7%
Utilities                                       10.2%
Consumer Cyclicals                              10.2%
Health Care                                     10.1%
Energy                                           9.8%
Capital Goods                                    8.9%
Cash Equivalents & Short-Term Paper              8.5%
Consumer Staples                                 3.8%
Basic Materials                                  3.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (5.4%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. AMERICAN INTERNATIONAL GROUP, INC. (5.3%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. CITIGROUP, INC. (4.8%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. EXXON MOBIL CORP. (3.9%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

5. PHARMACIA CORP. (2.9%) Researches, manufactures and sells pharmaceuticals worldwide. The Company's pharmaceutical segment includes prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. Its agricultural products segment is comprised of agricultural chemicals, seeds and genomics, as well as animal productivity and nutrition research.

6. ORACLE CORP. (2.5%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.

7. VERIZON COMMUNICATIONS (2.4%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.

8. TEXAS INSTRUMENTS, INC. (2.3%) Provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies.

9. BANK OF NEW YORK CO., INC. (2.3%) Through its subsidiaries, the Company provides a complete range of banking and other financial services to corporations and individuals worldwide. Its services include securities servicing and cash processing, corporate banking, asset-based lending, private and retail banking, asset management and financial market services.

10. PFIZER, INC. (2.3%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.


Top 10 equity holdings comprised 34.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA LARGE CAP EQUITY FUND
As of October 31, 2000 (Unaudited)


AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                             INCEPTION
                                    1 YEAR       5 YEARS     (11/30/90)
--------------------------------------------------------------------------------
Class A Shares
   Without Sales Charge               7.34%       18.36%        16.25%
   With Sales Charge                  1.16%       16.96%        15.55%
--------------------------------------------------------------------------------
Class B Shares
   Without CDSC                       6.76%       17.89%        16.01%
   With CDSC                          1.76%       17.68%        16.01%
--------------------------------------------------------------------------------
Class C Shares
   Without CDSC                       6.74%       17.81%        15.97%
   With CDSC                          5.74%       17.81%        15.97%
--------------------------------------------------------------------------------
Class I Shares                        7.81%       18.94%        16.53%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (11/30/90 TO 10/31/00)

[LINE CHART]

          Chase Vista Large                        Lipper Large-Cap
      Cap Equity Fund (Class I)  S&P 500 Index    Value Funds Index
11/90          $10,000              $10,000            $10,000
10/91          $12,496              $12,533            $12,716
10/92          $13,644              $13,779            $13,875
10/93          $15,245              $15,836            $16,529
10/94          $15,908              $16,447            $17,049
10/95          $19,157              $20,788            $20,914
10/96          $24,075              $25,788            $25,481
10/97          $31,661              $34,061            $33,014
10/98          $36,675              $41,555            $37,355
10/99          $42,300              $52,217            $43,669
10/00          $45,604              $55,394            $46,531

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 11/30/90. Class A, B and C Shares were introduced on 5/8/96, 5/7/96 and 11/11/98, respectively. Performance is based on historical expenses of the predecessor Class I Shares, which are lower than the expenses for Class A, B and C Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class I), assumes reinvestment of all distributions and does not include a sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large Cap Value Funds Index represents the performance of the 30 largest large-cap value funds. Investors cannot invest directly in an index.

CHASE VISTA FOCUS FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Focus Fund, which seeks capital growth by investing in 25-30 stocks of medium to large U.S. companies, rose 0.92% (class A shares, without sales charge) in the year ended October 31, 2000. This compares to the 6.08% return from its benchmark, the S&P 500 Index.

HOW THE FUND WAS MANAGED

Despite a difficult year, many of the Fund's stock picks still registered strong performance. While technology stocks staged a tremendous rally in the late 1999/early 2000, their gains turned to losses as the bubble deflated from March onwards. Even so, the Fund made a small gain for the year.

The dismantling in late 1999 of the Depression era Glass-Steagall Act sparked a rally in financial services stocks. It had kept securities brokerage and commercial banking businesses separate. The move unleashed a wave of M&A activity as many financial institutions found it more effective to buy "scale" than to build it. This allowed the entire sector to be priced at close to its true value.

Financial services companies with high exposure to corporate and investment banking activities performed well. Fund holdings American International Group, Morgan Stanley Dean Witter, and Merrill Lynch all made strong gains.

In healthcare, too, stocks prospered. The Fund owns a number of biotechnology companies--which are seen as having robust growth prospects--as well as some traditional pharmaceuticals companies. Leading biotechnology company Amgen performed exceptionally well. Specialty pharmaceutical company Watson Pharmaceuticals also made gains.

Information technology contained both the best and the worst of performers. EMC Corp, the data storage company, made the greatest single contribution to performance, and continued to move higher as other technology names fell back. Trimble Navigation, a software and design company for GPS navigation systems, received a boost when it sold its hardware manufacturing business.

The manager avoided much of the worst performance in technology. As this is a relatively small fund, it was able to sell names like Cisco Systems and Intel as they fell from grace. Additionally, a number of semiconductor names were sold as they moved lower.

But there were still substantial losses in some stocks. ST Assembly Test Services, a service company for semi-conductor manufacturers, fell back with other semi-conductor stocks. Another loser was Starmedia Network, which runs an internet media company targeting Spanish speaking countries.

Much of the Fund's underperformance of its benchmark came in the second half of the year, when a number of its high growth holdings came under pressure. It should be noted, however, that as a fund concentrated on a relatively small number of stocks, this fund is unlikely to perform particularly closely to the index.

LOOKING AHEAD

The manager is looking for stocks that will show consistent earnings growth. In spite of the correction in technology, many of the companies generating higher growth in future will come from the sector. Additionally, biotechnology remains an area of interest.

CHASE VISTA FOCUS FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                     34.6%
Health Care                                    22.4%
Financial                                      19.8%
Capital Goods                                  12.6%
Consumer Cyclicals                              4.2%
Cash Equivalents & Short-Term Paper             4.0%
Energy                                          2.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EMC CORP. (6.7%) Provides enterprise storage systems, software, networks and services.

2. MERRILL LYNCH & CO., INC. (6.3%) Provides a variety of financial and investment services through offices around the world. The Company serves the needs of both individual and institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending and insurance.

3. AMERICAN EXPRESS CO. (5.1%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

4. GENERAL ELECTRIC CO. (5.0%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

5. PHARMACIA CORP. (4.8%) Researches, manufactures and sells pharmaceuticals worldwide. The Company's pharmaceutical segment includes prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. Its agricultural products segment is comprised of agricultural chemicals, seeds and genomics, as well as animal productivity and nutrition research.

6. TYCO INTERNATIONAL LTD (BERMUDA) (4.8%) Manufactures and installs fire protection systems and provides electronic security services and manufactures flow control valves, disposable medical products.

7. AMERICAN INTERNATIONAL GROUP, INC. (4.4%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

8. BEA SYSTEMS, INC. (4.2%) Provides e-commerce infrastructure software. The Company, along with its e-commerce transaction platform, provides consulting, education and support services that help companies launch e-commerce initiatives. Its systems are used in the commercial and investment banking, securities trading, telecommunications, airlines, retail and manufacturing industries.

9. THE WALT DISNEY CO. (4.2%) An entertainment company which conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products and Internet and direct marketing. The Company produces motion pictures, television programs and musical recordings, as well as publishes books and magazines. It also operates ABC radio and television and theme parks.

10. MARSH & MCLENNAN COMPANIES, INC. (4.2%) A global professional services firm. It is the parent company of Marsh, a risk and insurance services firm, Putnam Investments, an investment management company and Mercer Consulting Group, a global provider of consulting services. The Company provides analysis, advice and transactional capabilities to clients worldwide.


Top 10 equity holdings comprised 49.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA FOCUS FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                             INCEPTION
                                     1 YEAR                  (6/30/98)
--------------------------------------------------------------------------------
Class A Shares
  Without Sales Charge                0.92%                     -0.31%
  With Sales Charge                  -4.89%                     -2.80%
--------------------------------------------------------------------------------
Class B Shares
  Without CDSC                        0.20%                     -0.90%
  With CDSC                          -4.80%                     -2.19%
--------------------------------------------------------------------------------
Class C Shares
  Without CDSC                        0.31%                     -0.90%
  With CDSC                          -0.69%                     -0.90%
--------------------------------------------------------------------------------
Class I Shares                        1.22%                     -0.02%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (6/30/98 TO 10/31/00)

[LINE CHART]

               Chase Vista                                   Lipper Large-Cap
           Focus Fund (Class A)      S&P 500 Index           Core Funds Index
 6/98             $9,425                $10,000                   $10,000
10/98             $8,858                 $9,738                    $9,517
10/99             $9,273                $12,237                   $11,746
10/00             $9,358                $12,981                   $12,877

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 3% for the period since inception. Class C Shares CDSC: 1% for the one-year period. 0% thereafter.

The Fund commenced operations on 6/30/98. All Share Classes were introduced on 6/30/98.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the performance of the 30 largest funds that invest in both growth and value stocks. Investors can not invest directly in an index.

CHASE VISTA EQUITY INCOME FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Equity Income Fund, which invests in the income-oriented stocks of large U.S. companies seeking capital growth and a yield higher than the S&P 500 Index, rose 5.95% (class A shares, without sales charge) in the year ended October 31, 2000. This compares with 6.08% for the S&P 500 Index.

HOW THE FUND WAS MANAGED

Regulation proved the dominant theme for this Fund in the 12-month period. In sectors like financials and utilities, the deregulation of the past few years proved a positive force and boosted stock prices. In telecommunications, however, the increased competition unleashed by deregulation damaged the stocks of long distance companies.

Financial stocks proved particularly strong contributors to performance, following the dismantling in late 1999 of the Depression era Glass-Steagall Act that had separated securities broking and commercial banking businesses. The move unleashed a wave of M&A activity as financial institutions sought to buy "scale". This caused many stocks to be re-rated. Names like American International Group, Morgan Stanley Dean Witter and Citigroup performed well for the Fund.

Two of the more aggressive utilities companies--Duke Power and Enron--also moved higher. These companies have diversified enthusiastically into growth areas of the utilities industry since deregulation. Enron has been particularly successful, not only in power generation, but also in businesses such as broadband telecommunications.

Conversely, deregulation has led stock market investors to view long-distance telecommunications as a commodity-type business where prices will come under continuous pressure. Stock prices of a couple of holdings--Worldcom and AT&T--fell by more than 50% during the year, as they fell from premium prices to a discount. These stocks made the greatest contribution to the Fund's underperformance of its S&P 500 Index benchmark.

Healthcare stocks recovered from low levels, as threatened regulation to reduce prescription drug prices did not materialize. Abbott Laboratories, Eli Lilly, Pfizer and Pharmacia made strong gains.

Elsewhere, performance was varied. Software stock Oracle was the best performer. Basic materials names like International Paper and DuPont were poor players.

LOOKING AHEAD

Investors' attention is shifting from technology stocks to those companies that may benefit from technology. Many companies that will reap considerable productivity rewards from investments in new systems and other technology applications are trading at reasonable valuations.

CHASE VISTA EQUITY INCOME FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                       19.8%
Financial                                        17.3%
Utilities                                        14.9%
Health Care                                      13.9%
Consumer Cyclicals                                8.4%
Capital Goods                                     8.1%
Consumer Staples                                  6.2%
Energy                                            6.1%
Cash Equivalents & Short-Term Paper               3.0%
Basic Materials                                   2.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (4.4%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. AMERICAN INTERNATIONAL GROUP, INC. (3.9%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. CITIGROUP, INC. (3.5%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. INTEL CORP. (3.4%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

5. SBC COMMUNICATIONS, INC. (3.2%) Provides communications services in the United States and in other countries. The Company provides local and long-distance phone service, wireless and data communications, paging, Internet access and messaging, cable and satellite television, security services and telecommunications equipment.

6. INTERNATIONAL BUSINESS MACHINES CORP. (3.2%) Provides technologies, systems, products, services, software and financing. The Company offers products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

7. VERIZON COMMUNICATIONS (2.8%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.

8. MICROSOFT CORP. (2.7%) Develops, manufactures, licenses, sells and supports software products.

9. ORACLE CORP. (2.7%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.

10. TEXAS INSTRUMENTS, INC. (2.6%) Provides semiconductor products, as well as designs and supplies digital signal processing and analog technologies.


Top 10 equity holdings comprised 32.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA EQUITY INCOME FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE
                                                             INCEPTION
                                   1 YEAR       5 YEARS       (7/15/93)
--------------------------------------------------------------------------------
Class A Shares
  Without Sales Charge                5.95%       17.07%        14.64%
  With Sales Charge                  -0.12%       15.69%        13.72%
--------------------------------------------------------------------------------
Class B Shares
  Without CDSC                        5.43%       16.48%        14.25%
  With CDSC                           0.74%       16.27%        14.25%
--------------------------------------------------------------------------------
Class C Shares
  Without CDSC                        5.38%       16.49%        14.26%
  With CDSC                           4.44%       16.49%        14.26%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (7/15/93 TO 10/31/00)

[LINE CHART]

               Chase Vista                             Lipper Equity
       Equity Income Fund (Class A)   S&P 500 Index  Income Funds Index
 7/93             $9,425                 $10,000          $10,000
10/93             $9,983                 $10,470          $10,558
10/94             $9,847                 $10,874          $10,786
10/95            $11,616                 $13,744          $12,721
10/96            $15,077                 $17,051          $15,260
10/97            $20,149                 $22,520          $19,283
10/98            $21,542                 $27,476          $21,312
10/99            $24,112                 $34,525          $23,578
10/00            $25,549                 $36,626          $25,174

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 7/15/93. Class B and C Shares were introduced on 5/7/96 and 1/8/98, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance of the indices reflect an initial investment at the end of the month preceding the Fund's commencement of operations. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Equity Income Funds Index represents the performance of the 30 largest funds that invest in dividend-paying equity securities. Investors cannot invest directly in an index.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Small Cap Opportunities Fund, which seeks to provide capital growth by investing in small cap growth stocks, had a total return of 53.57% (Class A shares, without sales charge) in the year ended October 31, 2000. This compares with a lesser return of 28.84% for the S&P Small Cap 600/BARRA Growth Index.

HOW THE FUND WAS MANAGED

All of the Fund's returns were achieved in the extraordinary technology stock rally of late 1999/early 2000. As the speculative activity reached extremes, and technology stock valuations defied rational explanation, many of the Fund's holdings made strong gains. During the months of November, December, January and February, the Fund rose more than 60%, and touched its high for the year.

In March, however, the speculative bubble burst and technology stocks subsequently gave back much of their gains. They continued to fall through the spring and summer, as investors realized technology valuations were overstretched, as well as reacted to more general worries surrounding whether the Federal Reserve Board's six successive rate rises had slowed economic growth. During the year, IPOs represented, on average, approximately 6% of the Fund's portfolio, and contributed approximately 8% of the Fund's full-year returns.

The Fund's manager locked in gains made in the first quarter rally by reducing technology holdings in the spring. Some highly valued technology names were either partially or completely sold, including companies like Atmel, PMC Sierra and Tibco Software. As many of these stocks corrected sharply in the following months, this generated much of the Fund's outperformance.

Small caps generally benefited during the 12 months from buoyant earnings growth. When small caps reported profits for the first quarter of 2000, their earnings growth exceeded that of large companies for the first time since the mid-1990s. Superior earnings growth continued throughout the year and underpinned a strong performance by many stocks.

Among the Fund's leading performers were Celgene, Province Healthcare and Investors Financial Services. Tibco Software was also a strong contributor, as its value was multiplied by more than three times, even after it was sold halfway through the year.

LOOKING AHEAD

Earnings growth should continue to be the motor of performance. Small-cap earnings are forecast to grow twice as fast as those of large-cap companies, and yet small caps continue to trade on lower valuations. This may lead to a long-term trend of outstanding small cap performance. Further, a more favorable interest rate environment will be good for small caps.

IPO AND EMERGING COMPANY SHARES INVOLVE A HIGHER DEGREE OF RISK NOT NORMALLY ASSOCIATED WITH OFFERINGS OF MORE SEASONED COMPANIES. THE NUMBER OF QUALITY IPOS AVAILABLE FOR THE FUND TO PURCHASE MAY BE INADEQUATE FOR EXTENDED PERIODS OF TIME.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Health Care                                               26.6%
Technology                                                25.5%
Consumer Cyclicals                                        20.0%
Financial                                                  7.1%
Cash Equivalents & Short Term Paper                        6.2%
Energy                                                     4.7%
Utilities                                                  2.8%
Capital Goods                                              2.1%
Basic Materials                                            2.0%
Transportation                                             2.0%
Consumer Staples                                           0.8%
Real Estate                                                0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. PERKINELMER, INC. (2.5%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

2. PROVINCE HEALTHCARE CO. (2.5%) Provides health care services in non-urban markets in the United States. It owns or leases acute care hospitals in several states.

3. CELGENE CORP. (2.2%) Develops and commercializes human pharmaceuticals and agro-chemicals. The Company employs small molecule immunotherapeutic compound development and biocatalytic chiral chemistry technology platforms.

4. AVOCENT CORP. (2.1%) Supplies connectivity solutions for enterprise data centers, service providers and financial institutions worldwide.

5. CAREER EDUCATION CORP. (2.0%) Provides private, for-profit postsecondary education in the United States and Canada. The Company's schools offer a variety of bachelor's degree, associate degree and non-degree programs, with a core curricula of information technologies, visual communication and design technologies, business studies and culinary arts.

6. TECHNITROL, INC. (1.7%) Manufactures electronic and metallurgical components. The Company provides a variety of magnetics-based components, miniature chip inductors and modules. It also provides electrical contacts and assemblies, contact materials, thermostatic bimetals, clad metal products and precision contact subassemblies.

7. BJ'S WHOLESALE CLUB, INC. (1.6%) Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern United States.

8. COR THERAPEUTICS, INC. (1.6%) Discovers, develops and commercializes pharmaceutical products for the treatment and prevention of severe cardiovascular diseases. The Company currently has research and development programs that seek to address the critical needs in unstable angina, acute myocardial infarction, deep vein thrombosis and restenosis.

9. K-V PHARMACEUTICAL CO. (1.6%) Researches, develops, manufactures and markets controlled-release and tastemasked forms of drug products using proprietary drug delivery and tastemasking technologies.

10. IRON MOUNTAIN, INC. (1.5%) Provides records and information management services to customers in the United States, Canada, Europe, Mexico and South America. The Company's operations include business records management, data security services and healthcare information management services.

Top 10 equity holdings comprised 19.3% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                            INCEPTION
                                     1 YEAR                  (5/19/97)
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                53.57%                   29.70%
 With Sales Charge                   44.78%                   27.49%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                        52.51%                   28.80%
 With CDSC                           47.51%                   28.34%
--------------------------------------------------------------------------------
Class C Shares
 Without CDSC                        52.52%                   28.76%
 With CDSC                           51.52%                   28.76%
--------------------------------------------------------------------------------
Class I Shares                       54.26%                   29.87%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (5/19/97 TO 10/31/00)

[LINE CHART]

                Chase Vista Small           S&P SmallCap 600/    Lipper Small-Cap
        Cap Opportunities Fund (Class A)   BARRA Growth Index   Growth Funds Index
 4/97                $9,425                    $10,000               $10,000
10/97               $13,054                    $12,978               $13,293
10/98               $12,055                    $11,332               $10,879
10/99               $15,065                    $14,273               $15,416
10/00               $23,129                    $18,393               $21,379

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period and 3% for the period since inception. Class C Shares CDSC: 1% for the one-year period and 0% for the period since inception.

The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C and I Shares were introduced on 1/7/98 and 4/5/99, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares and higher than Class I Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance of the indices reflect an initial investment at the end of the month preceding the Fund's commencement of operations. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with high price-to-book ratios. The Lipper Small Cap Growth Funds Index represents the performance of the 30 largest funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

CHASE VISTA SMALL CAP EQUITY FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Small Cap Equity Fund, which seeks to provide capital growth by investing in small-cap common stocks, had a total return of 37.10% (Class A shares, without sales charge) in the year ended October 31, 2000. This strongly outperforms the S&P SmallCap 600 Index's return of 25.26%.

HOW THE FUND WAS MANAGED

Small-cap equities staged a "stealth" bull market during the 12-month period as their earnings growth quietly overtook that of larger companies. During the first quarter of 2000, small stock earnings growth was greater than that of large companies for the first time since the mid-1990s. Small stock earnings continued to grow faster for the remainder of the year. This was reflected in small-cap stock prices, which demonstrated a strong performance both in absolute terms, and relative to large caps.

Most of the gains were generated during the rally that took place at the end of 1999 and beginning of 2000. For much of the rest of the year, stocks remained in a trading range, and the Fund only touched new highs in August/September. Market participants worried about how far the Federal Reserve Board would have to raise interest rates in order to slow the runaway U.S. economy. Additionally, technology stocks fell back from inflated valuations.

The manager's decision to cut back technology holdings in the spring proved timely. Following strong performance, many stocks were trading on extended valuations, and names such as Atmel and JDS Uniphase were sold. A number of the stocks that were sold subsequently experienced sharp corrections.

Healthcare stocks performed well. King Pharmaceuticals, IDEC Pharmaceuticals, Province Healthcare, Inhales Therapeutic Systems and KV Pharmaceuticals all made gains. Elsewhere, Investor Financial Services and Avocent, a computer peripherals company, did well. Many of these leading performers reported buoyant earnings.

LOOKING AHEAD

Earnings growth should continue to be the motor of outperformance for small caps. Small-cap earnings are forecast to grow twice as fast as those of large-cap companies, and yet small caps continue to trade on significantly lower valuations. This should lead to a long-term trend of consistent superior small-cap performance. Further, following six interest-rate rises in a row, the probability is that that next move will be down. A more favorable interest rate environment will be good for small caps.

CHASE VISTA SMALLCAP EQUITY FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                          22.5%
Health Care                                         20.3%
Consumer Cyclicals                                  17.9%
Financial                                           13.6%
Energy                                               5.6%
Cash Equivalents & Short Term Paper                  5.5%
Utilities                                            5.4%
Capital Goods                                        3.9%
Basic Materials                                      1.6%
Transportation                                       1.4%
Consumer Staples                                     1.2%
Real Estate                                          1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. PROVINCE HEALTHCARE CO. (3.1%) Provides health care services in non-urban markets in the United States. It owns or leases acute care hospitals in several states. Province also provides management services to primarily non-urban hospitals in the United States and Puerto Rico.

2. PERKINELMER, INC. (3.0%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

3. AVOCENT CORP. (2.6%) Supplies connectivity solutions for enterprise data centers, service providers and financial institutions worldwide.

4. INVESTORS FINANCIAL SERVICES CORP. (2.3%) Provides asset administration services for the financial services industry through its wholly owned subsidiaries. The Company provides global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund services.

5. CATALINA MARKETING CORP. (1.8%) Provides a network of marketing programs to consumer goods companies. The Company's network provides purchase-based, individually customized communications and promotions that reach shoppers every week in installed supermarkets.

6. ADVANCE PARADIGM, INC. (1.8%) Provides health benefit management services. The Company provides integrated pharmacy benefit management services, including clinical programs, mail service, retail network management and claims adjudication.

7. IDEC PHARMACEUTICALS CORP. (1.7%) A biopharmaceutical company that researches, develops and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. The Company's Rtruxan product treats certain B-cell NHLs.

8. FEDERATED INVESTORS, INC. (1.7%) Through its subsidiaries, the Company manages or administers mutual funds and separate accounts. The Company's equity, international/global, bond and money market products are invested in by financial professionals nationwide on behalf of individual and institutional investors.

9. PUBLIC SERVICE CO. OF NEW MEXICO (1.6%) Generates, transmits, distributes and sells electricity. The Company provides retail electric service to customers in New Mexico. It also transmits, distributes and sells natural gas within New Mexico. The Company's activities also include energy management services and management services for water and wastewater systems.

10. BJ'S WHOLESALE CLUB, INC. (1.6%) Is a merchandise wholesale club chain. The Company sells brand name food and general merchandise at discounted prices through clubs in the eastern United States.


Top 10 equity holdings comprised 21.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SMALLCAP EQUITY FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
                                                              INCEPTION
                                     1 YEAR       5 YEARS     (12/20/94)
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                37.10%       17.18%        22.84%
 With Sales Charge                   29.21%       15.80%        21.60%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                        36.17%       16.35%        22.00%
 With CDSC                           31.17%       16.13%        21.93%
--------------------------------------------------------------------------------
Class I Shares                       37.94%       17.65%        23.26%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (12/20/94 TO 10/31/00)

[LINE CHART]

                   Chase Vista             S&P SmallCap       Lipper Small-Cap
         Small Cap Equity Fund (Class A)    600 Index        Growth Funds Index
11/94                $9,425                  $10,000             $10,000
10/95                $14,256                 $12,597             $13,105
10/96                $18,398                 $15,175             $15,842
10/97                $22,924                 $20,026             $18,798
10/98                $20,418                 $17,812             $15,385
10/99                $22,973                 $19,956             $21,801
10/00                $31,496                 $25,007             $29,971

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 1% for the period since inception.

The Fund commenced operations on 12/20/94. Class B and I Shares were introduced on 3/28/95 and 5/7/96, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and higher than Class I Shares.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The performance of the indices reflect an initial investment at the end of the month preceeding the Fund's commencement of operations. The S&P SmallCap 600 Index includes 600 stocks of small U.S. companies chosen for market size, liquidity and industry group representation. The Lipper Small Cap Growth Funds Index represents the performance of the 30 largest funds that invest in small capitalization stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

CHASE VISTA BALANCED FUND
As of October 31, 2000 (Unaudited)

HOW THE FUND PERFORMED

Chase Vista Balanced Fund, which invests in a blend of large U.S. stocks and bonds, and seeks relatively stable returns, rose 4.41% (class A shares, without sales charge) in the year ended October 31, 2000. This compares with the 6.08% return of the S&P 500 Index.

HOW THE FUND WAS MANAGED

Extraordinary volatility in technology stocks buffeted the Fund during the year. A common belief that technology and the Internet would transform the world economy drove an enormous rally at the end of 1999/beginning 2000. But in the early spring, dot-coms started reduce their staff and technology stocks started to fall. After reaching a peak in March, the Fund fell back with the technology stocks that form almost a third of its benchmark S&P 500 index.

Much of the Fund's underperformance of the S&P 500 Index can be attributed to this period, when a number of its growth stock holdings came under pressure. The speculative extremes reached can be seen in stock valuations. Cisco Systems, for example, the world's largest network equipment company, carried a valuation that was more than the entire S&P 600 small cap index. Even given the brightest of prospects, this could not be justified. Additionally, due to the Fund's longer-term focus, core holdings such as Microsoft and Wal-Mart, with proven track records and meaningful growth prospects, were retained. Despite their short-term underperformance, stocks such as these should help drive the market higher during extended rallies in the future.

Stock picks from a variety of sectors were solid. Technology names like EMC Corp, the data storage provider, and Sanmina Corp, which offers outsourced manufacturing to technology groups, performed well. Utilities companies Enron Corp and AES Corp made gains. Elsewhere, Southwest Airlines, Walgreen Co and America International Group were buoyant.

Treasury bonds had a rally that was driven by sound fundamentals. Following three Federal Reserve Board rate rises in the 12 months-in February, March and May-evidence emerged late summer that the U.S. economy was indeed slowing from its unsustainably high growth rate. This fuelled a rally, particularly in longer-dated maturities. Weak spots were corporate and mortgage bonds, where credit concerns undermined prices.

LOOKING AHEAD

The manager is analyzing where future equity outperformance may come from, employing a combination of technical and fundamental analysis. Areas of interest include a number of regional phone companies and wireless phone providers. Additionally, selecting the right technology stocks will have a major impact on performance. U.S. Treasury bonds are likely to remain in a narrow trading range as CPI year-on-year inflation declines to a level of roughly 2.75%.

CHASE VISTA BALANCED FUND
As of October 31, 2000 (Unaudited)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART]

Technology                                                              17.0%
Financial                                                               13.3%
Cash Equivalents & Short Term Paper                                     12.4%
Mortgage Backed Pass-Through Securities                                 12.4%
Consumer Cyclicals                                                      11.6%
Health Care                                                              6.8%
Utilities                                                                6.6%
Capital Goods                                                            5.9%
U.S. Treasury Securities                                                 4.7%
Energy                                                                   3.9%
Consumer Staples                                                         2.2%
U.S. Government Agency Securities                                        1.9%
Transportation                                                           0.9%
Basic Materials                                                          0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (2.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. AMERICAN INTERNATIONAL GROUP, INC. (2.1%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. EXXON MOBIL CORP. (2.0%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. MICROSOFT CORP. (1.6%) Develops, manufactures, licenses, sells and supports software products.

5. CISCO SYSTEMS, INC. (1.6%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

6. AMERICAN EXPRESS CO. (1.6%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

7. CITIGROUP, INC. (1.5%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

8. PFIZER, INC. (1.5%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

9. INTEL CORP. (1.4%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

10. WAL-MART STORES, INC. (1.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.


Top 10 equity holdings comprised 17.3% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA BALANCED FUND
As of October 31, 2000 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

                                                                  SINCE
                                                              INCEPTION
                              1 YEAR            5 YEARS       (11/2/92)
--------------------------------------------------------------------------------
Class A Shares
  Without Sales Charge         4.41%           12.66%           12.45%
  With Sales Charge           -1.59%           11.34%           11.62%
--------------------------------------------------------------------------------
Class B Shares
  Without CDSC                 3.70%           11.87%           11.74%
  With CDSC                   -1.02%           11.61%           11.74%
--------------------------------------------------------------------------------
Class C Shares
  Without CDSC                 3.69%           11.85%           11.72%
  With CDSC                    2.75%           11.85%           11.72%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE (11/2/92 TO 10/31/00)

               Chase Vista                                     Lipper Balanced         Lehman Government/
         Balanced Fund (Class A)         S&P 500 Index           Funds Index              Credit Index
10/92             $9,425                    $10,000                $10,000                   $10,000
10/93            $11,097                    $11,493                $11,607                   $11,366
10/94            $11,269                    $11,936                $11,537                   $10,839
10/95            $13,264                    $15,086                $13,565                   $12,591
10/96            $15,503                    $18,716                $15,533                   $13,268
10/97            $18,837                    $24,719                $18,680                   $14,436
10/98            $20,646                    $30,158                $20,690                   $15,919
10/99            $23,063                    $37,896                $23,291                   $15,815
10/00            $24,079                    $40,202                $25,132                   $16,942

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the one-year period, 2% for the five-year period and 0% for the period since inception. Class C Shares CDSC: 1% for the one-year period, 0% thereafter.

The Fund commenced operations on 11/2/92. Class B and C Shares were introduced on 11/4/93 and 11/20/98, respectively. Performance is based on historical expenses of the predecessor Class A Shares, which are lower than the expenses for Class B and C Shares. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Balanced Funds Index represents the performance of the 30 largest balanced funds. The Lehman Gov't./Credit Index includes the government and corporate bond indices, including U.S. government and Treasury agency securities, corporate and Yankee bonds. Investors cannot invest directly in an index.

CHASE VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- 93.2%
------------------------------------------------------------------------------------
                Common Stock -- 93.2%
                --------------------
                Automotive -- 2.7%
       145      Ford Motor Co.                                           $ 3,792
        32      General Motors Corp.                                       2,000
                                                                       -----------
                                                                           5,792
                Banking -- 3.8%
        86      Bank of New York Co., Inc.                                 4,941
        69      Wells Fargo Co.                                            3,172
                                                                       -----------
                                                                           8,113
                Chemicals-- 1.6%
        33      Dow Chemical Co.                                           1,020
        53      E.I. DuPont de Nemours Co.                                 2,400
                                                                       -----------
                                                                           3,420
                Computer Networks -- 1.9%
        77      Cisco Systems, Inc. *                                      4,148

                Computer Software -- 2.5%
       162      Oracle Corp. *                                             5,346

                Computers/Computer Hardware -- 8.2%
        77      Compaq Computer Corp.                                      2,342
        46      EMC Corp. *                                                4,096
        56      Hewlett-Packard Co.                                        2,601
        44      International Business Machines Corp.                      4,363
        36      Sun Microsystems, Inc. *                                   3,992
                                                                       -----------
                                                                          17,394
                Consumer Products -- 1.5%
        47      Gillette Co.                                               1,653
        42      Philip Morris Companies, Inc.                              1,520
                                                                       -----------
                                                                           3,173
                Diversified -- 5.5%
       214      General Electric Co.                                      11,725

                Financial Services -- 9.5%
        67      American Express Co.                                       3,996
       197      Citigroup, Inc.                                           10,366
        21      Fannie Mae                                                 1,594
        38      Morgan Stanley Dean Witter & Co.                           3,052
         9      State Street Corp.                                         1,173
                                                                       -----------
                                                                          20,181
                Food/Beverage Products -- 3.9%
        47      Anheuser-Busch Companies, Inc.                             2,150
        42      Coca-Cola Co.                                              2,554
        40      PepsiCo, Inc.                                              1,938
        33      Sysco Corp.                                                1,722
                                                                       -----------
                                                                           8,364
                Insurance -- 5.4%
       118      American International Group, Inc.                        11,554

                Machinery & Engineering Equipment -- 1.7%
        60      Caterpillar, Inc.                                          2,104
        36      Dover Corp.                                                1,528
                                                                       -----------
                                                                           3,632


                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Manufacturing -- 1.2%
        48      Honeywell International, Inc.                            $ 2,583

                Metals/Mining -- 0.5%
        40      Alcoa, Inc.                                                1,159

                Multi-Media -- 3.1%
        49      The Walt Disney Co.                                        1,755
        29      Time Warner, Inc.                                          2,201
        48      Viacom, Inc., Class B *                                    2,751
                                                                       -----------
                                                                           6,707
                Office/Business Equipment -- 0.6%
       145      Xerox Corp.                                                1,223

                Oil & Gas -- 10.0%
        24      BP Amoco PLC, ADR (United Kingdom)                         1,223
        42      Chevron Corp.                                              3,457
        95      Exxon Mobil Corp.                                          8,509
        42      Halliburton Co.                                            1,538
        76      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                             4,501
        28      Schlumberger LTD                                           2,132
                                                                       -----------
                                                                          21,360
                Paper/Forest Products -- 1.4%
        35      International Paper Co.                                    1,286
        37      Weyerhaeuser Co.                                           1,736
                                                                       -----------
                                                                           3,022
                Pharmaceuticals -- 10.5%
        82      Abbott Laboratories                                        4,331
        55      American Home Products Corp.                               3,493
        35      Eli Lilly & Co.                                            3,128
       114      Pfizer, Inc.                                               4,923
       115      Pharmacia Corp.                                            6,337
                                                                       -----------
                                                                          22,212
                Retailing -- 2.9%
         4      Kohls Corp. *                                                217
        86      Target Corp.                                               2,376
        81      Wal-Mart Stores, Inc.                                      3,675
                                                                       -----------
                                                                           6,268
                Semi-Conductors -- 3.4%
        50      Intel Corp.                                                2,250
       102      Texas Instruments, Inc.                                    5,004
                                                                       -----------
                                                                           7,254
                Telecommunications -- 6.1%
        70      AT&T Corp.                                                 1,621
        55      BellSouth Corp.                                            2,657
        61      SBC Communications, Inc.                                   3,519
        90      Verizon Communications                                     5,192
                                                                       -----------
                                                                          12,989
                Telecommunications Equipment -- 1.0%
        87      Motorola, Inc.                                             2,158


                       See notes to financial statements.

CHASE VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Utilities -- 4.3%
        20      Dominion Resources, Inc.                                $  1,209
        41      DQE, Inc.                                                  1,432
        28      Duke Energy Corp.                                          2,420
        50      Enron Corp.                                                4,104
                                                                       -----------
                                                                           9,165
------------------------------------------------------------------------------------
                Total Long-Term Investments                              198,942
                (Cost $153,303)
------------------------------------------------------------------------------------
      Short-Term Investment -- 8.7%
------------------------------------------------------------------------------------
   Principal
    Amount
                Repurchase Agreement -- 8.7%
                ----------------------------
   $18,577      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $18,580,
                 Secured by GNMA, $18,518, 8.00%, due 09/15/30
                 through 10/15/30; Market Value $18,953)                  18,577
                (Cost $18,577)
------------------------------------------------------------------------------------
                Total Investments -- 101.9%                             $217,519
                (Cost $171,880)
------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA FOCUS FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- 96.3%
------------------------------------------------------------------------------------
                Common Stock -- 96.3%
                --------------------
                Biotechnology -- 3.4%
        33      Amgen, Inc. *                                            $ 1,892

                Computer Software -- 6.7%
        24      Adobe Systems, Inc.                                        1,821
         8      Mercury Interactive Corp. *                                  913
        30      Oracle Corp. *                                               992
                                                                       -----------
                                                                           3,726
                Computers/Computer Hardware -- 6.8%
        42      EMC Corp. *                                                3,767

                Diversified -- 9.8%
        51      General Electric Co.                                       2,804
        47      Tyco International LTD (Bermuda)                           2,660
                                                                       -----------
                                                                           5,464
                Financial Services -- 11.4%
        47      American Express Co.                                       2,838
        50      Merrill Lynch & Co., Inc.                                  3,514
                                                                       -----------
                                                                           6,352
                Industrial Components -- 2.8%
        13      SPX Corp. *                                                1,589

                Insurance -- 8.6%
        25      American International Group, Inc.                         2,441
        18      Marsh & McLennan Companies, Inc.                           2,340
                                                                       -----------
                                                                           4,781
                Internet Services/Software -- 4.2%
        33      BEA Systems, Inc. *                                        2,366

                Multi-Media -- 4.2%
        66      The Walt Disney Co.                                        2,353

                Oil & Gas -- 2.4%
        25      Transocean Sedco Forex, Inc.                               1,330

                Pharmaceuticals -- 18.9%
        22      Alza Corp. *                                               1,773
        10      IDEC Pharmaceuticals Corp. *                               2,040
        28      Medimmune, Inc. *                                          1,837
        49      Pharmacia Corp.                                            2,687
        36      Watson Pharmaceuticals, Inc. *                             2,239
                                                                       -----------
                                                                          10,576
                Semi-Conductors -- 5.9%
        21      Analog Devices, Inc. *                                     1,389
        36      Applied Materials, Inc. *                                  1,929
                                                                       -----------
                                                                           3,318
                Telecommunications Equipment -- 11.2%
        77      ADC Telecommunications, Inc. *                             1,642
        12      Corning, Inc.                                                908
         8      Juniper Networks, Inc. *                                   1,638
        28      Nokia OYJ, ADR (Finland)                                   1,193
        19      Nortel Networks Corp. (Canada)                               862
                                                                       -----------
                                                                           6,243


                       See notes to financial statements.

CHASE VISTA FOCUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Total Long-Term Investments                              $53,757
                (Cost $49,051)
------------------------------------------------------------------------------------
      Short-Term Investment -- 4.0%
------------------------------------------------------------------------------------
   Principal
    Amount
                Repurchase Agreement -- 4.0%
                ---------------------------
    $2,235      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $2,235,
                 Secured by U.S. Government Agency Obligations,
                 $2,420, 4.00% through 6.50%, due 09/15/23
                 through 10/15/23; Market Value $2,281)                    2,235
                (Cost $2,235)
------------------------------------------------------------------------------------
                Total Investments -- 100.3%                              $55,992
                (Cost $51,286)
------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- 96.4%
------------------------------------------------------------------------------------
                Common Stock -- 96.4%
                ---------------------
                Automotive -- 2.3%
        43      Ford Motor Co.                                            $1,127
         9      General Motors Corp.                                         528
                                                                       -----------
                                                                           1,655
                Banking -- 2.3%
        30      Bank of New York Co., Inc.                                 1,698

                Chemicals -- 1.8%
        20      Dow Chemical Co.                                             622
        15      E.I. DuPont de Nemours Co.                                   680
                                                                       -----------
                                                                           1,302
                Computer Networks -- 1.9%
        25      Cisco Systems, Inc. *                                      1,368

                Computer Software -- 5.4%
        29      Microsoft Corp. *                                          1,990
        60      Oracle Corp. *                                             1,980
                                                                       -----------
                                                                           3,970
                Computers/Computer Hardware -- 4.5%
        21      Hewlett-Packard Co.                                          994
        23      International Business Machines Corp.                      2,305
                                                                       -----------
                                                                           3,299
                Consumer Products -- 2.8%
        14      Gillette Co.                                                 478
        11      Philip Morris Companies, Inc.                                419
        16      Procter & Gamble Co.                                       1,157
                                                                       -----------
                                                                           2,054
                Diversified -- 4.4%
        58      General Electric Co.                                       3,181

                Financial Services -- 11.1%
        27      American Express Co.                                       1,626
        49      Citigroup, Inc.                                            2,560
         6      J.P. Morgan & Co.                                          1,043
        17      Merrill Lynch & Co., Inc.                                  1,204
        20      Morgan Stanley Dean Witter & Co.                           1,630
                                                                       -----------
                                                                           8,063
                Food/Beverage Products -- 6.2%
        24      Anheuser-Busch Companies, Inc.                             1,098
        14      Coca-Cola Co.                                                821
        14      PepsiCo, Inc.                                                688
        36      Sysco Corp.                                                1,879
                                                                       -----------
                                                                           4,486
                Insurance -- 3.9%
        29      American International Group, Inc.                         2,857

                Machinery & Engineering Equipment -- 2.4%
        20      Caterpillar, Inc.                                            701
        24      Dover Corp.                                                1,027
                                                                       -----------
                                                                           1,728


                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Manufacturing -- 0.7%
        10      Honeywell International, Inc.                            $   522

                Multi-Media -- 0.6%
        13      The Walt Disney Co.                                          458

                Office/Business Equipment -- 0.6%
        49      Xerox Corp.                                                  413

                Oil & Gas -- 6.1%
        11      BP Amoco PLC, ADR (United Kingdom)                           580
        11      Chevron Corp.                                                936
        17      Exxon Mobil Corp.                                          1,526
        19      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                             1,110
         4      Schlumberger LTD                                             274
                                                                       -----------
                                                                           4,426
                Paper/Forest Products -- 0.5%
        10      International Paper Co.                                      366

                Pharmaceuticals -- 13.8%
        21      Abbott Laboratories                                        1,114
        17      American Home Products Corp.                               1,073
        20      Bristol-Myers Squibb Co.                                   1,231
        18      Eli Lilly & Co.                                            1,583
         9      Johnson & Johnson                                            820
        15      Merck & Co., Inc.                                          1,340
        41      Pfizer, Inc.                                               1,780
        20      Pharmacia Corp.                                            1,089
                                                                       -----------
                                                                          10,030
                Retailing -- 2.7%
        14      Home Depot, Inc.                                             604
         1      Kohls Corp. *                                                 76
        28      Wal-Mart Stores, Inc.                                      1,275
                                                                       -----------
                                                                           1,955
                Semi-Conductors -- 5.9%
        54      Intel Corp.                                                2,439
        38      Texas Instruments, Inc.                                    1,879
                                                                       -----------
                                                                           4,318
                Telecommunications -- 8.6%
        37      AT&T Corp.                                                   853
        22      BellSouth Corp.                                            1,068
        41      SBC Communications, Inc.                                   2,337
        35      Verizon Communications                                     2,037
                                                                       -----------
                                                                           6,295
                Telecommunications Equipment -- 1.8%
        33      Lucent Technologies, Inc.                                    757
        22      Motorola, Inc.                                               559
                                                                       -----------
                                                                           1,316


                       See notes to financial statements.

CHASE VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Utilities -- 6.1%
         7      Dominion Resources, Inc.                                 $   405
        24      DQE, Inc.                                                    849
        15      Duke Energy Corp.                                          1,331
        23      Enron Corp.                                                1,871
                                                                       -----------
                                                                           4,456
------------------------------------------------------------------------------------
                Total Long-Term Investments                               70,216
                (Cost $63,244)
------------------------------------------------------------------------------------
      Short-Term Investment -- 3.0%
------------------------------------------------------------------------------------
   Principal
    Amount
                Repurchase Agreement -- 3.0%
                ----------------------------
    $2,202      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $2,202,
                 Secured by GNMA, $2,223, 7.50%, due 06/15/28;
                 Market Value $2,247)                                      2,202
                (Cost $2,202)
------------------------------------------------------------------------------------
                Total Investments -- 99.4%                               $72,418
                (Cost $65,446)
------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- 93.2%
------------------------------------------------------------------------------------
                Common Stock -- 93.2%
                --------------------
                Advertising -- 1.9%
        80      Catalina Marketing Corp. *                               $ 3,140
        58      True North Communications, Inc.                            2,190
                                                                       -----------
                                                                           5,330
                Automotive -- 0.2%
        40      Lithia Motors, Inc., Class A *                               476

                Banking -- 3.0%
        51      Commerce Bancorp., Inc.                                    3,083
       158      East-West Bancorp, Inc.                                    2,993
        30      Investors Financial Services Corp.                         2,165
                                                                       -----------
                                                                           8,241
                Biotechnology -- 2.4%
        29      Ciphergen Biosystems, Inc. *                                 911
        44      Eden Bioscience Corp. *                                    1,674
        28      Incyte Genomics Inc. *                                     1,026
        55      Inhale Therapeutic Systems, Inc. *                         2,721
        45      ViroLogic, Inc. *                                            495
                                                                       -----------
                                                                           6,827
                Broadcasting/Cable -- 1.6%
       139      Entravision Communications Corp., Class A *                2,455
       107      Westwood One, Inc. *                                       2,032
                                                                       -----------
                                                                           4,487
                Business Services -- 6.6%
        67      Administaff, Inc. *                                        2,371
        56      ChoicePoint, Inc. *                                        2,841
        53      CSG Systems International, Inc. *                          2,438
        67      F.Y.I., Inc. *                                             2,702
       123      Iron Mountain, Inc. *                                      4,169
        62      On Assignment, Inc. *                                      1,562
        26      Professional Detailing, Inc. *                             2,300
                                                                       -----------
                                                                          18,383
                Chemicals -- 1.6%
        80      Cabot Microelectronics Corp. *                             3,533
        58      Spartech Corp.                                               897
                                                                       -----------
                                                                           4,430
                Computer Networks -- 2.3%
        83      Avocent Corp. *                                            5,920
        17      Network Engines, Inc. *                                      520
                                                                       -----------
                                                                           6,440
                Computer Software -- 4.3%
        43      Advent Software, Inc. *                                    2,566
        38      Dendrite International Inc. *                                824
        48      Embarcadero Technologies, Inc. *                           2,874
       143      Rainbow Technologies, Inc.. *                              3,547
        39      RSA Security, Inc. *                                       2,245
                                                                       -----------
                                                                          12,056
                Construction -- 0.7%
        28      Dycom Industries, Inc. *                                   1,048
        29      Lexent, Inc. *                                               825
                                                                       -----------
                                                                           1,873


                      See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Consumer Services -- 3.5%
       143      Career Education Corp. *                                 $ 5,532
        66      Edison Schools, Inc. *                                     1,816
        69      Hotel Reservations Network, Inc. Class A *                 2,405
                                                                       -----------
                                                                           9,753
                Electronics/Electrical Equipment -- 10.4%
        40      Amphenol Corp., Class A *                                  2,583
        82      Artesyn Technologies, Inc. *                               3,350
        37      Coherent, Inc. *                                           1,279
        49      CTS Corp.                                                  2,121
        99      Kent Electronics Corp. *                                   1,841
        30      National Instruments Corp. *                               1,396
        58      PerkinElmer, Inc.                                          6,978
        43      Technitrol, Inc.                                           4,756
       109      Vishay Intertechnology, Inc. *                             3,257
        70      Woodhead Industries, Inc..                                 1,546
                                                                       -----------
                                                                          29,107
                Entertainment/Leisure -- 2.0%
        50      Cinar Corp., Class B (Canada) *                              156
        40      Macrovision Corp. *                                        2,915
       150      Station Casinos, Inc. *                                    2,419
                                                                       -----------
                                                                           5,490
                Environmental Services -- 1.2%
        93      Tetra Tech, Inc. *                                         3,246

                Financial Services -- 2.5%
        56      Federated Investors, Inc., Class B                         1,619
       104      Raymond James Financial Corp.                              3,529
        20      SEI Investments Co.                                        1,842
                                                                       -----------
                                                                           6,990
                Food/Beverage Products -- 0.8%
        56      Performance Food Group Co. *                               2,264

                Health Care/Health Care Services -- 13.8%
       182      ATS Medical, Inc. *                                        3,340
       118      Bruker Daltonics, Inc. *                                   4,055
        96      Community Health Systems, Inc. *                           2,703
        76      Cooper Companies, Inc.                                     2,699
        46      Datascope Corp.                                            1,593
        78      Endocare, Inc. *                                           1,387
        30      Molecular Devices Corp. *                                  2,079
        63      Novoste Corp. *                                            1,581
        67      Patterson Dental Co. *                                     2,101
       164      Province Healthcare Co. *                                  6,886
        72      Syncor International Corp. *                               1,860
        64      Varian Medical Systems, Inc.*                              3,138
       145      Vascular Solutions, Inc. *                                 2,948
        45      Zoll Medical Corp. *                                       2,206
                                                                       -----------
                                                                          38,576
                Insurance -- 1.6%
        24      Arthur J. Gallagher & Co.                                  1,515
        39      Brown & Brown, Inc.                                        1,268
        22      Radian Group, Inc.                                         1,559
                                                                       -----------
                                                                           4,342


                       See notes to financial statements.

CHASE VISTA SMALLCAP OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Machinery & Engineering Equipment -- 1.4%
        61      Cognex Corp. *                                           $ 2,029
        43      Zebra Technologies Corp., Class A *                        1,888
                                                                       -----------
                                                                           3,917
                Oil & Gas -- 4.6%
        35      Louis Dreyfus Natural Gas *                                1,111
        50      Newfield Exploration Co. *                                 1,888
       156      Pride International, Inc. *                                3,950
        46      Stone Energy Corp. *                                       2,340
        82      Veritas DGC, Inc. *                                        2,448
        55      Vintage Petroleum, Inc.                                    1,159
                                                                       -----------
                                                                          12,896
                Paper/Forest Products -- 0.4%
        70      Buckeye Technologies, Inc. *                               1,200

                Pharmaceuticals -- 10.2%
       143      Alliance Pharmaceutical Corp. *                            2,016
        29      Amerisource Health Corp., Class A *                        1,247
        96      Celgene Corp. *                                            6,163
        79      COR Therapeutics, Inc. *                                   4,435
        16      IDEC Pharmaceuticals Corp. *                               3,099
       111      K-V Pharmaceutical Co., Class A*                           4,332
        52      Noven Pharmaceuticals, Inc. *                              2,331
        96      Onyx Pharmaceuticals, Inc. *                               1,435
        58      PolyMedica Corp. *                                         3,338
                                                                       -----------
                                                                          28,396
                Real Estate Investment Trust -- 0.2%
        14      Alexandria Real Estate Equities                              464

                Restaurants/Food Services -- 1.4%
       161      Jack in the Box, Inc. *                                    3,941

                Retailing -- 1.6%
       138      BJ's Wholesale Club, Inc. *                                4,555

                Semi-Conductors -- 7.5%
        92      Alpha Industries, Inc. *                                   3,673
        79      AudioCodes LTD (Israel) *                                  3,125
        20      Cree, Inc. *                                               1,985
        53      Dallas Semiconductor Corp.                                 2,100
        55      Semtech Corp. *                                            1,771
       138      Silicon Storage Technology, Inc. *                         3,129
       118      Tvia, Inc. *                                               1,929
       106      Varian, Inc. *                                             3,257
                                                                       -----------
                                                                          20,969
                Shipping/Transportation -- 1.1%
        58      C.H. Robinson Worldwide, Inc.                              3,145

                Telecommunications -- 2.2%
       143      Boston Communications Group *                              3,373
       129      Price Communications Corp. *                               2,791
                                                                       -----------
                                                                           6,164


                       See notes to financial statements.

CHASE VISTA SMALL CAP OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
     Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Telecommunications Equipment -- 0.7%
         4      Oplink Communications, Inc. *                           $     90
        32      Proxim, Inc. *                                             1,958
                                                                       -----------
                                                                           2,048
                Transportation -- 0.9%
        67      Atlas Air, Inc. *                                          2,434

                Utilities -- 0.6%
        52      American States Water Co.                                  1,625
------------------------------------------------------------------------------------
                Total Long-Term Investments                              260,065
                (Cost $195,867)
------------------------------------------------------------------------------------
      Short-Term Investment -- 6.1%
------------------------------------------------------------------------------------
   Principal
    Amount
                Repurchase Agreement -- 6.1%
                ----------------------------
   $17,082      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $17,085,
                 Secured by GNMA, $17,524, 6.50% through 7.50%,
                 due 09/15/20 through 07/15/28;
                 Market Value $17,424)                                    17,082
                (Cost $17,082)
------------------------------------------------------------------------------------
                Total Investments -- 99.3%                              $277,147
                (Cost $212,949)
------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- 93.3%
------------------------------------------------------------------------------------
                Common Stock -- 93.3%
                ---------------------
                Advertising -- 2.7%
       247      Catalina Marketing Corp.*                               $  9,675
       127      True North Communications, Inc.                            4,783
                                                                      --------------
                                                                          14,458
                Apparel -- 1.5%
       101      Kenneth Cole Productions, Inc., Class A*                   4,587
        67      Timberland Co., Class A*                                   3,443
                                                                      --------------
                                                                           8,030
                Automotive -- 1.1%
       283      Copart, Inc.*                                              4,259
       117      Lithia Motors, Inc., Class A*                              1,408
                                                                      --------------
                                                                           5,667
                Banking -- 5.2%
       133      Commerce Bancorp., Inc.                                    8,076
       216      Cullen/Frost Bankers, Inc.                                 7,179
       170      Investors Financial Services Corp.                        12,216
                                                                      --------------
                                                                          27,471
                Biotechnology -- 1.1%
       116      Inhale Therapeutic Systems, Inc.*                          5,781

                Broadcasting/Cable -- 1.3%
       273      Entravision Communications Corp., Class A*                 4,833
       118      Westwood One, Inc.*                                        2,225
                                                                      --------------
                                                                           7,058
                Business Services -- 5.2%
       120      ChoicePoint, Inc.*                                         6,122
       125      CSG Systems International, Inc.*                           5,805
        80      F.Y.I., Inc.*                                              3,228
       159      Iron Mountain, Inc.*                                       5,383
        66      Learning Tree International, Inc.*                         2,966
       162      On Assignment, Inc.*                                       4,070
                                                                      --------------
                                                                          27,574
                Chemicals -- 1.2%
        82      Cytec Industries, Inc.*                                    2,829
       225      Spartech Corp.                                             3,470
                                                                      --------------
                                                                           6,299
                Computer Networks -- 3.6%
       195      Avocent Corp.*                                            13,862
        85      Black Box Corp.*                                           5,566
                                                                      --------------
                                                                          19,428
                Computer Software -- 1.9%
        93      Advent Software, Inc.*                                     5,563
        81      RSA Security, Inc.*                                        4,686
                                                                      --------------
                                                                          10,249
                Construction -- 1.5%
       159      D.R. Horton, Inc.                                          2,941
        54      Dycom Industries, Inc.*                                    2,049
        91      Toll Brothers, Inc.*                                       2,952
                                                                      --------------
                                                                           7,942
                Construction Materials -- 0.3%
       150      Dal-Tile International, Inc.*                              1,856


                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31,
2000 (Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Electronics/Electrical Equipment -- 11.0%
       101      Amphenol Corp., Class A*                                $  6,509
       200      Artesyn Technologies, Inc.*                                8,114
        71      Coherent, Inc.*                                            2,461
       124      CTS Corp.                                                  5,326
       193      Kent Electronics Corp.*                                    3,592
       117      Littelfuse, Inc.*                                          3,394
       133      PerkinElmer, Inc.                                         15,895
        64      Technitrol, Inc.                                           7,096
       215      Vishay Intertechnology, Inc.*                              6,452
                                                                      --------------
                                                                          58,839
                Engineering Services -- 0.6%
        72      Jacobs Engineering Group, Inc.*                            2,975

                Entertainment/Leisure -- 1.9%
        10      Cinar Corp., Class B (Canada)*                                32
        42      Macrovision Corp.*                                         3,083
       450      Station Casinos, Inc.*                                     7,256
                                                                      --------------
                                                                          10,371
                Financial Services -- 4.3%
       300      Federated Investors, Inc., Class B                         8,738
       208      Raymond James Financial Corp.                              7,028
        78      SEI Investments Co.                                        7,033
                                                                      --------------
                                                                          22,799
                Food/Beverage Products -- 1.2%
       155      Performance Food Group Co.*                                6,273

                Health Care/Health Care Services -- 12.1%
       272      Community Health Systems, Inc.*                            7,656
       167      Cooper Companies, Inc.                                     5,960
       131      Datascope Corp.                                            4,529
        99      Molecular Devices Corp.*                                   6,749
       172      Oxford Health Plans, Inc.*                                 5,810
         4      Paracelsus Healthcare Corp.*                                  --
       259      Patterson Dental Co.*                                      8,104
       389      Province Healthcare Co.*                                  16,365
        94      Syncor International Corp.*                                2,404
       135      Varian Medical Systems, Inc.*                              6,601
                                                                      --------------
                                                                          64,178
                Insurance -- 4.1%
       104      Arthur J. Gallagher & Co.                                  6,539
       183      Brown & Brown, Inc.                                        5,961
        82      Delphi Financial Group, Inc., Class A*                     3,019
        89      Radian Group, Inc.                                         6,301
                                                                      --------------
                                                                          21,820
                Machinery & Engineering Equipment -- 1.4%
       100      Cognex Corp.*                                              3,350
        97      Zebra Technologies Corp., Class A*                         4,241
                                                                      --------------
                                                                           7,591
                Oil & Gas -- 5.5%
       125      Louis Dreyfus Natural Gas*                                 4,008
       165      Newfield Exploration Co.*                                  6,229
       290      Pride International, Inc.*                                 7,343


                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31,
2000 (Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Oil & Gas -- Continued
       141      Triton Energy LTD (Cayman Islands)*                   $    4,320
       215      Veritas DGC, Inc.*                                         6,441
        52      Vintage Petroleum, Inc.                                    1,094
                                                                      --------------
                                                                          29,435
                Paper/Forest Products-- 0.4%
       135      Buckeye Technologies, Inc.*                                2,309

                Pharmaceuticals-- 6.8%
       194      Advance Paradigm, Inc.*                                    9,477
       184      Alliance Pharmaceutical Corp.*                             2,600
       150      Amerisource Health Corp., Class A*                         6,503
        77      COR Therapeutics, Inc.*                                    4,325
        46      IDEC Pharmaceuticals Corp.*                                8,924
       108      K-V Pharmaceutical Co., Class A*                           4,214
                                                                      --------------
                                                                          36,043
                Real Estate Investment Trust-- 1.1%
        40      Alexandria Real Estate Equities                            1,369
        87      Essex Property Trust, Inc.                                 4,508
                                                                      --------------
                                                                           5,877
                Restaurants/Food Services-- 0.8%
       183      Jack in the Box, Inc.*                                     4,493

                Retailing-- 3.2%
       250      BJ's Wholesale Club, Inc.*                                 8,234
       127      Chico's FAS, Inc.*                                         4,128
       287      Stein Mart, Inc.*                                          4,446
                                                                      --------------
                                                                          16,808
                Semi-Conductors-- 5.6%
       132      Actel Corp.*                                               4,851
        71      Alpha Industries, Inc.*                                    2,811
        69      Cree, Inc.*                                                6,798
        75      Dallas Semiconductor Corp.                                 2,972
       211      Semtech Corp.*                                             6,798
       188      Varian, Inc.*                                              5,784
                                                                      --------------
                                                                          30,014
                Shipping/Transportation-- 1.4%
       133      C.H. Robinson Worldwide, Inc.                              7,246

                Telecommunications-- 1.6%
       119      Boston Communications Group*                               2,820
       271      Price Communications Corp.*                                5,859
                                                                      --------------
                                                                           8,679
                Utilities-- 3.7%
       171      AGL Resources, Inc.                                        3,476
        89      American States Water Co.                                  2,785
       113      Laclede Gas Co.                                            2,474
       103      Northwest Natural Gas Co.                                  2,419
       301      Public Service Co. of New Mexico                           8,309
                                                                      --------------
                                                                          19,463
------------------------------------------------------------------------------------
                Total Long-Term Investments                              497,026
                (Cost $357,177)
------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

   Principal
    Amount      Issuer                                                     Value
------------------------------------------------------------------------------------
Short-Term Investment -- 5.4%
------------------------------------------------------------------------------------
                Repurchase Agreement -- 5.4%
                ----------------------------
   $28,885      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $28,890,
                 Secured by U.S. Government Agency Obligations,
                 $29,792, DN through 6.80%, due 12/15/20 through
                 10/25/29; Market Value $29,463)                        $ 28,885
                (Cost $28,885)
------------------------------------------------------------------------------------
                Total Investments -- 98.7%                               $525,911
                (Cost $386,062)
------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS

As of October 31,
2000 (Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- 93.6%
------------------------------------------------------------------------------------
                Common Stock -- 56.9%
                --------------------
                Airlines -- 1.0%
        40      Southwest Airlines, Inc.                                  $1,146

                Automotive -- 0.4%
         9      Ford Motor Co.                                               244
         4      General Motors Corp.                                         236
                                                                      --------------
                                                                             480
                Banking -- 1.1%
         9      Bank of America Corp.                                        435
        16      Bank of New York Co., Inc.                                   904
                                                                      --------------
                                                                           1,339
                Biotechnology -- 0.6%
        12      Amgen, Inc.*                                                 672

                Computer Networks -- 1.7%
        37      Cisco Systems, Inc.*                                       2,011

                Computer Software -- 2.6%
        29      Microsoft Corp.*                                           2,029
        32      Oracle Corp.*                                              1,049
                                                                      --------------
                                                                           3,078
                Computers/Computer Hardware -- 4.5%
        23      Compaq Computer Corp.                                        709
        19      Dell Computer Corp.*                                         566
        18      EMC Corp.*                                                 1,644
        12      Hewlett-Packard Co.                                          560
         9      International Business Machines Corp.                        857
        10      Sun Microsystems, Inc.*                                    1,053
                                                                      --------------
                                                                           5,389
                Consumer Products -- 2.1%
        13      Avon Products, Inc.                                          638
        15      Colgate-Palmolive Co.                                        899
        13      Philip Morris Companies, Inc.                                478
         7      Procter & Gamble Co.                                         500
                                                                      --------------
                                                                           2,515
                Diversified -- 3.6%
        63      General Electric Co.                                       3,427
        16      Tyco International LTD (Bermuda)                             889
                                                                      --------------
                                                                           4,316
                Electronics/Electrical Equipment -- 1.6%
         9      Sanmina Corp.*                                               998
        22      Solectron Corp.*                                             960
                                                                      --------------
                                                                           1,958
                Financial Services -- 5.8%
        33      American Express Co.                                       2,008
        28      Charles Schwab Corp.                                         966
        36      Citigroup, Inc.                                            1,902
        17      Merrill Lynch & Co., Inc.                                  1,208
        12      Morgan Stanley Dean Witter & Co.                             976
                                                                      --------------
                                                                           7,060
                Food/Beverage Products -- 2.3%
        17      Anheuser-Busch Companies, Inc.                               799
        14      Coca-Cola Co.                                                824


                       See notes to financial statements.

CHASE VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Food/Beverage Products -- Continued
        24      PepsiCo, Inc.                                             $1,157
                                                                      --------------
                                                                           2,780
                Health Care/Health Care Services -- 1.4%
        13      Guidant Corp.                                                678
        18      Medtronic, Inc.                                              950
                                                                      --------------
                                                                           1,628
                Insurance -- 2.3%
        28      American International Group, Inc.                         2,739

                Internet Services/Software -- 0.5%
        12      America Online, Inc.*                                        619

                Machinery & Engineering Equipment -- 0.3%
         7      Dover Corp.                                                  317

                Metals/Mining -- 0.5%
        19      Alcoa, Inc.                                                  548

                Multi-Media -- 1.5%
        25      The Walt Disney Co.                                          903
        12      Time Warner, Inc.                                            879
                                                                      --------------
                                                                           1,782
                Oil & Gas -- 3.5%
         8      BJ Services Co.*                                             425
         6      Chevron Corp.                                                480
        28      Exxon Mobil Corp.                                          2,512
        14      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                               837
                                                                      --------------
                                                                           4,254
                Pharmaceuticals -- 5.3%
         9      Abbott Laboratories                                          471
         8      American Home Products Corp.                                 489
        11      Bristol-Myers Squibb Co.                                     687
         7      Eli Lilly & Co.                                              608
         7      Johnson & Johnson                                            643
        13      Merck & Co., Inc.                                          1,169
        44      Pfizer, Inc.                                               1,879
         8      Pharmacia Corp.                                              446
                                                                      --------------
                                                                           6,392
                Retailing -- 3.8%
        13      Best Buy Co., Inc.*                                          655
        17      Home Depot, Inc.                                             733
         6      Kohls Corp.*                                                 333
        37      Wal-Mart Stores, Inc.                                      1,662
        27      Walgreen Co.                                               1,233
                                                                      --------------
                                                                           4,616
                Semi-Conductors -- 3.3%
        23      Altera Corp.*                                                931
        12      Applied Materials, Inc.*                                     628
        40      Intel Corp.                                                1,792
        13      Texas Instruments, Inc.                                      654
                                                                      --------------
                                                                           4,005


                       See notes to financial statements.

CHASE VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Telecommunications -- 2.7%
        10      AT&T Corp.                                             $     221
        15      BellSouth Corp.                                              703
        20      SBC Communications, Inc.                                   1,138
        11      Verizon Communications                                       614
        25      WorldCom, Inc.*                                              587
                                                                      --------------
                                                                           3,263
                Telecommunications Equipment -- 2.3%
        34      ADC Telecommunications, Inc.*                                733
         1      Avaya, Inc.*                                                  17
         6      JDS Uniphase Corp.*                                          500
        15      Lucent Technologies, Inc.                                    347
        17      Nortel Networks Corp. (Canada)                               793
         5      Qualcomm, Inc.*                                              326
                                                                      --------------
                                                                           2,716
                Utilities -- 2.2%
        13      AES Corp.*                                                   753
         6      Duke Energy Corp.                                            516
        17      Enron Corp.                                                1,393
                                                                      --------------
                                                                           2,662
              ----------------------------------------------------------------------
                Total Common Stock                                        68,285
                (Cost $60,251)
              ----------------------------------------------------------------------
   Principal
    Amount
                U.S. Treasury Securities -- 5.0%
                --------------------------------
                U.S. Treasury Notes & Bonds,
    $1,030       5.63%, 02/15/06                                           1,021
       200       5.88%, 11/30/01                                             199
     1,490       6.00%, 08/15/09                                           1,505
     3,210       6.25%, 08/15/23                                           3,311
              ----------------------------------------------------------------------
                Total U.S. Treasury Securities                             6,036
                (Cost $5,980)
              ----------------------------------------------------------------------
                U.S. Government Agency Securities -- 2.1%
                -----------------------------------------
       500      Federal Home Loan Mortgage Corp., 5.13%, 10/15/08            452
       600      Federal National Mortgage Association, 5.13%,
                 02/13/04                                                    576
                Tennessee Valley Authority,
       850       5.38%, 11/13/08                                             777
       700       6.75%, 11/01/25                                             689
              ----------------------------------------------------------------------
                Total U.S. Government Agency Securities                    2,494
                (Cost $2,520)
              ----------------------------------------------------------------------
                Corporate Notes & Bonds -- 16.4%
                --------------------------------
                Automotive -- 1.9%
      1,600     Daimler Chrysler North America Holding Corp., MTN,         1,629
                 7.75%, 05/27/03
       500      Ford Motor Credit Co., 5.80%, 01/12/09                       439
       300      General Motors Corp., 6.75%, 05/01/28                        258
                                                                      --------------
                                                                           2,326


                       See notes to financial statements.

CHASE VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

   Principal
    Amount      Issuer                                                     Value
------------------------------------------------------------------------------------
      Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Computers/Computer Hardware -- 1.7%
                International Business Machines Corp.,
    $1,600       MTN, 5.37%, 09/22/03                                   $  1,542
       600       6.50%, 01/15/28                                             523
                                                                      --------------
                                                                           2,065
                Diversified -- 0.8%
     1,000      Textron, Inc., 6.38%, 07/15/04                               971

                Financial Services -- 4.0%
       275      Goldman Sachs Group, Inc., 6.65%, 05/15/09                   256
     1,770      International Lease Finance Corp., MTN, 8.35%,             1,801
                 02/04/02
     1,870      Merrill Lynch & Co., Inc., Ser. B, MTN, 5.71%,             1,840
                 01/15/02
       800      National Rural Utilities Cooperative Finance Corp.,          755
                 5.50%, 01/15/05
                                                                      --------------
                                                                           4,652
                Insurance -- 1.0%
     1,445      MBIA, Inc., 6.63%, 10/01/28                                1,215

                Machinery & Engineering Equipment -- 1.6%
     2,000      Caterpillar Financial Services Corp., MTN, 5.89%,          1,971
                 06/17/02

                Oil & Gas -- 0.6%
       800      Conoco, Inc., 5.90%, 04/15/04                                776

                Retailing -- 2.7%
       500      Dayton-Hudson Corp., 6.40%, 02/15/03                         493
     1,680      May Department Stores Co., 7.45%, 09/15/11                 1,600
     1,000      Wal-Mart Stores, Inc., 6.55%, 08/10/04                       993
                                                                      --------------
                                                                           3,086
                Telecommunications -- 0.6%
       500      AT&T Corp., 5.63%, 03/15/04                                  472
       300      Bellsouth Capital Funding, 7.88%, 02/15/30                   305
                                                                      --------------
                                                                             777
                Utilities -- 1.5%
     1,800      Baltimore Gas & Electric Co., Ser. D, MTN, 6.90%,          1,802
                 02/01/05
              ----------------------------------------------------------------------
                Total Corporate Notes & Bonds                             19,641
                (Cost $19,899)
              ----------------------------------------------------------------------
                Residential Mortgage Backed Securities -- 13.2%
                -----------------------------------------------
                Mortgage Backed Pass-Through Securities -- 13.2%
                Federal Home Loan Mortgage Corp.,
     2,830       Gold Pool C32996, 7.00%, 11/01/29                         2,775
     1,231       Gold Pool E00532, 6.50%, 02/01/13                         1,206

                Federal National Mortgage Association,
     1,812       Pool 323614, 6.50%, 02/01/14                              1,777
     2,075       Pool 509528, 6.50%, 11/01/14                              2,032
       985       Pool 535157, 6.50%, 02/01/30                                947
       891       Pool 535497, 6.50%, 08/01/30                                856


                       See notes to financial statements.

CHASE VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

Principal
Amount          Issuer                                                    Value
------------------------------------------------------------------------------------
      Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Government National Mortgage Association,
    $1,661       Pool 423130, 8.50%, 10/15/29                        $     1,703
     1,000       Pool 458931, 6.50%, 10/15/28                                965
       664       Pool 461750, 6.50%, 06/15/29                                641
       984       Pool 513746, 7.00%, 08/15/29                                969
     2,079       Pool 516070, 6.50%, 09/15/29                              2,007
             -----------------------------------------------------------------------
                Total Residential Mortgage Backed Securities              15,878
                (Cost $15,863)
------------------------------------------------------------------------------------
                Total Long-Term Investments                              112,334
                (Cost $104,513)
------------------------------------------------------------------------------------
      Short-Term Investment-- 13.3%
------------------------------------------------------------------------------------
                Repurchase Agreement -- 13.3%
                -----------------------------
    15,945      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $15,948,
                 Secured by U.S. Government Agency Obligations,
                 $17,040, 4.00% through 10.07%, due 09/15/19
                 through 07/16/24; Market Value $16,266)
                (Cost $15,945)                                            15,945
------------------------------------------------------------------------------------
                Total Investments -- 106.9%                              $128,279
                (Cost $120,458)
------------------------------------------------------------------------------------

INDEX:
*        -- Non-income producing security.
ADR      -- American Depositary Receipt.
DN       -- Discount Note.
GNMA     -- Government National Mortgage Association.
MTN      -- Medium Term Note.


                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                                                    Growth
                                           Core       Equity          and            Capital
                                          Equity      Growth        Income           Growth
                                           Fund        Fund          Fund             Fund
================================================================================================
    ASSETS:
      Investment in Portfolio, at
      value (Note 1)                      $70,291     $62,553     $1,563,467        $863,730
      Other assets ....................        --          --              5               3
      Receivables:
         Fund shares sold .............       298         213          1,049           3,481
         Expense reimbursement
         from Distributor .............        14          44              5              15
------------------------------------------------------------------------------------------------
             Total Assets .............    70,603      62,810      1,564,526         867,229
------------------------------------------------------------------------------------------------
    LIABILITIES:
      Payables:
         Fund shares redeemed .........       100          67          8,708           5,557
      Accrued liabilities: (Note 2)
         Administration fees ..........        --          --            129              70
         Shareholder servicing fees ...        --          --            321             176
         Distribution fees ............        26          20            492             302
         Other ........................        36          38            614             483
------------------------------------------------------------------------------------------------
             Total Liabilities ........       162         125         10,264           6,588
------------------------------------------------------------------------------------------------
    NET ASSETS:
      Paid in capital .................    69,586      66,619      1,042,626         544,440
      Accumulated undistributed/
      (distributions in excess of) net
      investment income ...............        --          --            762            (107)
      Accumulated net realized gain
      (loss) on investments ...........      (389)       (741)       210,789          96,049
      Net unrealized appreciation
      (depreciation) of investments ...     1,244      (3,193)       300,085         220,259
------------------------------------------------------------------------------------------------
             Net Assets ...............   $70,441     $62,685     $1,554,262        $860,641
================================================================================================
    Shares of beneficial interest
    outstanding ($.001 par value;
    unlimited number of shares
    authorized):
      Class A Shares ..................     2,581       2,933         27,768          10,915
      Class B Shares ..................     2,721       2,544         10,196           6,871
      Class C Shares ..................     1,109         510            245             106
      Class I Shares ..................        --          --            129             316
    Net Asset Value:
      Class A Shares (and
      redemption price) ...............   $ 11.04     $ 10.52     $    40.71        $  47.91
      Class B Shares* .................   $ 10.95     $ 10.42     $    40.09        $  46.20
      Class C Shares* .................   $ 10.95     $ 10.42     $    39.10        $  45.76
      Class I Shares (and
      redemption price) ...............        --          --     $    40.99        $  48.76
    Class A Maximum Public Offering
    Price Per Share (net asset value
    per share/94.25%) .................   $ 11.71     $ 11.16     $    43.19        $  50.83
================================================================================================

*Redemption price may be reduced by contingent deferred sales charge.


                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                                     Large Cap                       Equity
                                                      Equity          Focus          Income
                                                      Fund            Fund            Fund
================================================================================================
    ASSETS:
      Investment securities, at value (Note 1) ...   $217,519        $55,992         $72,418
      Cash .......................................         --              1               1
      Other assets ...............................          2             --               1
      Receivables:
         Interest and dividends ..................        211             20              84
         Fund shares sold ........................        634             11             572
         Expense reimbursement
         from Distributor ........................         --              7              --
------------------------------------------------------------------------------------------------
             Total Assets ........................    218,366         56,031          73,076
------------------------------------------------------------------------------------------------
    LIABILITIES:
      Payables:
         Fund shares redeemed ....................      4,644             44              66
      Accrued liabilities: (Note 2)
         Investment advisory fees ................         73              6              18
         Administration fees .....................         27              7               9
         Shareholder servicing fees ..............         37             10              15
         Distribution fees .......................         33             27              26
         Custodian fees ..........................          9             11               6
         Other ...................................        137            125              79
------------------------------------------------------------------------------------------------
             Total Liabilities ...................      4,960            230             219
------------------------------------------------------------------------------------------------
    NET ASSETS:
      Paid in capital ............................    150,152         56,325          59,607
      Accumulated undistributed/
      (distributions in excess of) net
      investment income ..........................         61             (2)             (6)
      Accumulated net realized gain
      (loss) on investments ......................     17,554         (5,228)          6,284
      Net unrealized appreciation
      of investments .............................     45,639          4,706           6,972
------------------------------------------------------------------------------------------------
             Net Assets ..........................   $213,406        $55,801         $72,857
------------------------------------------------------------------------------------------------
    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number
    of shares authorized):
      Class A Shares .............................      4,033          2,089           2,304
      Class B Shares .............................      1,788          2,833           1,107
      Class C Shares .............................        136            750             281
      Class I Shares .............................      7,182             --+             --
    Net Asset Value:
      Class A Shares (and redemption price) ......   $  16.22        $  9.92         $ 19.85
      Class B Shares* ............................   $  16.09        $  9.79         $ 19.56
      Class C Shares* ............................   $  16.01        $  9.79         $ 19.54
      Class I Shares (and redemption price) ......   $  16.30        $  9.98              --
    Class A Maximum Public Offering Price Per Share
    (net asset value per share/94.25%) ...........   $  17.21        $ 10.53         $ 21.06
    Cost of investments ..........................   $171,880        $51,286         $65,446
================================================================================================

*Redemption price may be reduced by contingent deferred sales charge.

+Amount rounds to less than one thousand.


                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                                     Small Cap      Small Cap
                                                   Opportunities     Equity         Balanced
                                                       Fund           Fund            Fund
================================================================================================
    ASSETS:
      Investment securities, at value (Note 1) ...   $277,147       $525,911        $128,279
      Cash .......................................         --             --               1
      Other assets ...............................         31              3               1
      Receivables:
         Investment securities sold ..............      2,134          6,549           7,582
         Interest and dividends ..................         17            118             562
         Fund shares sold ........................      1,372          2,717             126
         Expense reimbursement from Distributor ..          5             --              --
------------------------------------------------------------------------------------------------
             Total Assets ........................    280,706        535,298         136,551
------------------------------------------------------------------------------------------------
    LIABILITIES:
      Payables:
         Investment securities purchased .........        650            594           5,759
         Fund shares redeemed ....................        205          1,151          10,555
      Accrued liabilities: (Note 2)
         Investment advisory fees ................        147            283              55
         Administration fees .....................         34             65              16
         Shareholder servicing fees ..............         38             12               9
         Distribution fees .......................        107             54              40
         Custodian fees ..........................         25             21               5
         Other ...................................        312            337              91
------------------------------------------------------------------------------------------------
             Total Liabilities ...................      1,518          2,517          16,530
------------------------------------------------------------------------------------------------
    NET ASSETS:
      Paid in capital ............................    172,166        320,657         100,441
      Accumulated undistributed/
      (distributions in excess of) net
      investment income ..........................         (8)           (39)            206
      Accumulated net realized gain
      on investments .............................     42,832         72,314          11,553
      Net unrealized appreciation of investments .     64,198        139,849           7,821
------------------------------------------------------------------------------------------------
             Net Assets ..........................   $279,188       $532,781        $120,021
------------------------------------------------------------------------------------------------
    Shares of beneficial interest outstanding
    ($.001 par value;
    unlimited number of shares
    authorized):
      Class A Shares .............................      6,328          3,326           5,886
      Class B Shares .............................      4,591          2,144           1,876
      Class C Shares .............................        573             --             103
      Class I Shares .............................          7         13,419              --
    Net Asset Value:
      Class A Shares (and redemption price) ......   $  24.54       $  27.89        $  15.34
      Class B Shares* ............................   $  23.96       $  26.73        $  15.03
      Class C Shares* ............................   $  23.93             --        $  14.97
      Class I Shares (and redemption price) ......   $  24.65       $  28.52              --
    Class A Maximum Public Offering Price Per
    Share (net asset value per share/94.25%) .....   $  26.04       $  29.59        $  16.28
    Cost of investments ..........................   $212,949       $386,062        $120,458
================================================================================================

*Redemption price may be reduced by contingent deferred sales charge.


                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 2000

(Amounts in Thousands)

                                                                    Growth
                                             Core      Equity         and         Capital
                                            Equity     Growth       Income         Growth
                                             Fund       Fund         Fund           Fund
================================================================================================
    INVESTMENT INCOME:
      Investment income from
      Portfolio .....................        $464     $   280       $ 26,373        $  9,084
      Foreign taxes withheld ........          (2)         --           (177)             --
      Expenses from Portfolio .......        (390)       (402)        (8,011)         (4,198)
------------------------------------------------------------------------------------------------
             Total investment
             income .................          72        (122)        18,185           4,886
------------------------------------------------------------------------------------------------
    EXPENSES: (Note 2)
      Administration fees ...........          48          49          1,730             891
      Shareholder servicing fees ....         120         123          4,325           2,227
      Distribution fees .............         266         254          6,649           3,835
      Accounting fees ...............          30          29             83              77
      Printing and postage ..........          15          15             87              71
      Professional fees .............          18          18             79              33
      Registration expenses .........          25          24             51              29
      Transfer agent fees ...........         134         170          3,426           2,097
      Trustees' fees ................           2           2             39              20
      Other .........................          16          16             99              64
------------------------------------------------------------------------------------------------
             Total expenses .........         674         700         16,568           9,344
------------------------------------------------------------------------------------------------
      Less amounts waived
      (Note 2E) .....................         216         229             --              --
      Less expense reimbursements
      (Note 2F) .....................          29          61              5              23
------------------------------------------------------------------------------------------------
             Net expenses ...........         429         410         16,563           9,321
------------------------------------------------------------------------------------------------
                Net investment income
                (loss) ..............        (357)       (532)         1,622          (4,435)
------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on
      investment transactions .......        (355)       (724)       260,150         168,249
      Change in net unrealized
      appreciation/depreciation
      of investments ................         656      (4,088)      (114,508)         39,432
------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
      (loss) on investments .........         301      (4,812)       145,642         207,681
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
      assets from operations ........        $(56)    $(5,344)      $147,264        $203,246
================================================================================================


                       See notes to financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2000

(Amounts in Thousands)

                                                     Large Cap                        Equity
                                                      Equity          Focus           Income
                                                       Fund           Fund             Fund
================================================================================================
    INVESTMENT INCOME:
      Dividend ..................................     $ 2,765        $   180          $1,026
      Interest ..................................         563            150             220
------------------------------------------------------------------------------------------------
             Total investment income ............       3,328            330           1,246
------------------------------------------------------------------------------------------------
    EXPENSES: (Note 2)
      Investment advisory fees ..................         955            238             340
      Administration fees .......................         358             89             128
      Shareholder servicing fees ................         597            149             212
      Distribution fees .........................         413            333             367
      Custodian fees ............................          84             77              78
      Printing and postage ......................          23             14              14
      Professional fees .........................          35             31              31
      Registration expenses .....................          26             29              23
      Transfer agent fees .......................         218            226             227
      Trustees' fees ............................          12              3               4
      Other .....................................          13             27               2
------------------------------------------------------------------------------------------------
             Total expenses .....................       2,734          1,216           1,426
------------------------------------------------------------------------------------------------
      Less amounts waived (Note 2E) .............         844            230              36
      Less earnings credits (Note 2F) ...........           2              1               2
      Less expense reimbursements (Note 2F) .....          --             20              --
------------------------------------------------------------------------------------------------
             Net expenses .......................       1,888            965           1,388
------------------------------------------------------------------------------------------------
                Net investment income (loss) ....       1,440           (635)           (142)
------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on
      investment transactions ...................      17,571         (1,699)          8,870
      Change in net unrealized
      appreciation/depreciation
      of investments ............................        (885)           550          (3,448)
------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
      (loss) on investments .....................      16,686         (1,149)          5,422
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
      assets from operations ....................     $18,126        $(1,784)         $5,280
================================================================================================


                       See notes to financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2000

(Amounts in Thousands)

                                                     Small Cap      Small Cap
                                                   Opportunities     Equity          Balanced
                                                       Fund           Fund             Fund
================================================================================================
    INVESTMENT INCOME:
      Dividend ..................................     $   414       $  2,043          $  676
      Interest ..................................         624          1,376           3,872
------------------------------------------------------------------------------------------------
             Total investment income ............       1,038          3,419           4,548
------------------------------------------------------------------------------------------------
    EXPENSES: (Note 2)
      Investment advisory fees ..................       1,431          3,269             701
      Administration fees .......................         330            754             210
      Shareholder servicing fees ................         550          1,033             350
      Distribution fees .........................       1,066            680             503
      Custodian fees ............................          94            128              87
      Printing and postage ......................          22             73               9
      Professional fees .........................          42             49              43
      Registration expenses .....................          59             50              20
      Transfer agent fees .......................         762            499             266
      Trustees' fees ............................          11             25               7
      Other .....................................          68             42              21
------------------------------------------------------------------------------------------------
             Total expenses .....................       4,435          6,602           2,217
------------------------------------------------------------------------------------------------
      Less amounts waived (Note 2E) .............         365            870             241
      Less earnings credits (Note 2F) ...........           3              8               5
      Less expense reimbursements (Note 2F) .....          17              1              --
------------------------------------------------------------------------------------------------
             Net expenses .......................       4,050          5,723           1,971
------------------------------------------------------------------------------------------------
                Net investment income (loss) ....      (3,012)        (2,304)          2,577
------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on
      investment transactions ...................      48,838         91,248          11,591
      Change in net unrealized
      appreciation/depreciation
      of investments ............................      32,420         60,683          (7,994)
------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
      on investments ............................      81,258        151,931           3,597
------------------------------------------------------------------------------------------------
      Net increase in net
      assets from operations ....................     $78,246       $149,627          $6,174
================================================================================================


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED
(Amounts in Thousands)

                                                    Core Equity       Equity Growth       Growth and Income       Capital Growth
                                                       Fund               Fund                  Fund                 Fund
                                                 ------------------ ------------------ ----------------------  ---------------------
                                                   Year   08/12/99*   Year   08/12/99*
                                                  Ended    Through   Ended    Through        Year Ended            Year Ended
                                                 10/31/00  10/31/99 10/31/00 10/31/99   10/31/00    10/31/99   10/31/00   10/31/99
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) ................. $  (357) $    (9)  $  (532) $   (17)  $    1,622  $    5,836  $ (4,435) $   (7,004)
  Net realized gain (loss) on investments ......    (355)     (34)     (724)     (17)     260,150     372,725   168,249     185,113
  Change in net unrealized appreciation/
  depreciation of investments ..................     656      588    (4,088)     895     (114,508)   (120,708)   39,432     (28,226)
------------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets
      from operations ..........................     (56)     545    (5,344)     861      147,264     257,853   203,246     149,883
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
  Net investment income ........................      --       --        --       --         (832)     (6,109)       --          --
  Net realized gain on investment transactions .      --       --        --       --     (270,007)   (222,212) (101,933)   (111,161)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ......      --       --        --       --     (270,839)   (228,321) (101,933)   (111,161)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital
  share transactions (Note 9) ..................  55,657   14,295    48,295   18,873     (259,825)   (161,487) (179,878)   (289,248)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ..  55,601   14,840    42,951   19,734     (383,400)   (131,955)  (78,565)   (250,526)
NET ASSETS:
  Beginning of period ..........................  14,840       --    19,734       --    1,937,662   2,069,617   939,206   1,189,732
------------------------------------------------------------------------------------------------------------------------------------
  End of period ................................ $70,441  $14,840   $62,685  $19,734   $1,554,262  $1,937,662  $860,641  $  939,206
====================================================================================================================================

*Commencement of operations


          STATEMENT OF CHANGES IN NET ASSETS for the periods indicated


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED OCTOBER 31,
(Amounts in Thousands)

                                                                Large Cap Equity                 Focus             Equity Income
                                                                      Fund                       Fund                   Fund
                                                             -----------------------      -------------------    -------------------
                                                               2000           1999         2000        1999        2000      1999
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) .........................     $  1,440       $  2,223      $  (635)    $  (155)   $   (142)     $659
  Net realized gain (loss) on investments ..............       17,571         15,831       (1,699)     (2,676)      8,870    11,186
  Change in net unrealized appreciation/depreciation
  of investments .......................................         (885)         7,104          550       4,338      (3,448)    1,028
------------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets
      from operations ..................................       18,126         25,158       (1,784)      1,507       5,280    12,873
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
  Net investment income ................................       (1,497)        (2,270)          --         (18)         --      (784)
  Net realized gain on investment transactions .........      (15,815)       (11,203)          --          --     (10,922)     (648)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ..............      (17,312)       (13,473)          --         (18)    (10,922)   (1,432)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital
  share transactions (Note 9) ..........................      (39,522)        63,808       10,238       5,798     (21,755)  (21,211)
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ..........      (38,708)        75,493        8,454       7,287     (27,397)   (9,770)
NET ASSETS:
  Beginning of period ..................................      252,114        176,621       47,347      40,060     100,254   110,024
------------------------------------------------------------------------------------------------------------------------------------
  End of period ........................................     $213,406       $252,114      $55,801     $47,347    $ 72,857  $100,254
====================================================================================================================================


        STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED OCTOBER 31,


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED OCTOBER 31,
(Amounts in Thousands)

                                                             Small Cap Opportunities        Small Cap Equity          Balanced
                                                                      Fund                        Fund                  Fund
                                                             -----------------------      --------------------   -------------------
                                                               2000           1999          2000        1999       2000      1999
====================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) .........................     $ (3,012)      $ (1,918)     $ (2,304)   $ (1,863)  $  2,577  $  2,976
  Net realized gain on investments .....................       48,838          7,125        91,248      47,405     11,591    11,462
  Change in net unrealized appreciation/depreciation
  of investments .......................................       32,420         24,804        60,683      11,931     (7,994)     (365)
------------------------------------------------------------------------------------------------------------------------------------
      Increase in net assets
      from operations ..................................       78,246         30,011       149,627      57,473      6,174    14,073
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
  Net investment income ................................           --             --            --          --     (2,473)   (2,915)
  Net realized gain on investment transactions .........           --             --       (47,381)     (3,874)   (11,491)   (4,832)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders ..............           --             --       (47,381)     (3,874)   (13,964)   (7,747)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from capital
  share transactions (Note 9) ..........................       49,685         (2,062)        6,683     (96,831)   (15,993)   18,942
------------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets ..........      127,931         27,949       108,929     (43,232)   (23,783)   25,268
NET ASSETS:
  Beginning of period ..................................      151,257        123,308       423,852     467,084    143,804   118,536
------------------------------------------------------------------------------------------------------------------------------------
  End of period ........................................     $279,188       $151,257      $532,781    $423,852   $120,021  $143,804
====================================================================================================================================


        STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED OCTOBER 31,


                       See notes to financial statements.

CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Core Equity Fund ("CEF"), Equity Growth Fund ("EGF"), Growth and Income Fund ("GIF"), Capital Growth Fund ("CGF"), Large Cap Equity Fund ("LCEF"), Focus Fund ("FF"), Equity Income Fund ("EIF"), Small Cap Opportunities Fund ("SCOF"), Small Cap Equity Fund ("SCEF") and Balanced Fund ("BF"), collectively the "Funds", are separate series of the Trust. The Funds offer various classes of shares as follows:

    Fund                      Class Offered
--------------------------------------------------------------------------------
    CEF                       Class A, Class B, Class C
    EGF                       Class A, Class B, Class C
    GIF                       Class A, Class B, Class C, Institutional
    CGF                       Class A, Class B, Class C, Institutional
    LCEF                      Class A, Class B, Class C, Institutional
    FF                        Class A, Class B, Class C, Institutional
    EIF                       Class A, Class B, Class C
    SCOF                      Class A, Class B, Class C, Institutional
    SCEF                      Class A, Class B, Institutional
    BF                        Class A, Class B, Class C

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A.  CEF, EGF, GIF AND CGF
    CEF, EGF, GIF and CGF utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in the Core Equity Portfolio, Equity Growth Portfolio, Growth and Income Portfolio and the Capital Growth Portfolio, respectively, (the "Portfolios"), which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of October 31, 2000, CEF, EGF, GIF and CGF owned 27.64%, 17.44%, 70.83% and 99.99% of the net assets of their respective Portfolios. The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

       1. VALUATION OF INVESTMENTS -- CEF, EGF, GIF and CGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. INVESTMENT INCOME AND EXPENSES -- CEF, EGF, GIF and CGF record daily their pro-rata share of the respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

    B.  LCEF, FF, EIF, SCOF, SCEF AND BF

       1. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. REPURCHASE AGREEMENTS -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

       3. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

       The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of October 31, 2000, the Funds had no outstanding futures contracts.

       4. DOLLAR ROLLS -- BF enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. Income is recognized over the duration of the roll transaction.

       5. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    C.  GENERAL POLICIES

       1. ORGANIZATION EXPENSES -- Organization and initial registration costs incurred in connection with establishing Funds which commenced operations prior to June 30, 1998 have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

       Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       The following amounts were reclassified within the capital accounts (in thousands):

                                                         Accumulated
                                                        undistributed                Accumulated
                                                      (overdistributed)             net realized
                                Paid-in                net investment                gain (loss)
                                capital                    income                  on investments
---------------------------------------------------------------------------------------------------
        CEF                    $  (357)                   $   357                     $    --
        EGF                       (532)                       532                          --
        GIF                     46,324                        132                     (46,456)
        CGF                     67,755                      4,425                     (72,180)
        LCEF                        (1)                        (8)                          9
        FF                        (634)                       634                          --
        EIF                      2,377                        140                      (2,517)
        SCOF                       (18)                     3,009                      (2,991)
        SCEF                    16,604                      2,298                     (18,902)
        BF                           1                         (1)                         --

       The reclassifications for CEF, EGF, FF and SCOF primarily relate to the character for tax purposes of current year net operating losses. The reclassifications for GIF and EIF primarily relate to the character for tax purposes of equalization debits. The reclassifications for CGF and SCEF primarily relate to the character for tax purposes of equalization debits and current year net operating losses. The reclassifications for LCEF primarily relate to the character for tax purposes of current year distributions and REIT investment activity. The reclassifications for BF primarily relate to the character for tax purposes of paydown gains and losses and REIT investment activity.

       4. EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.


2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES


   A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to LCEF, FF, EIF, SCOF, SCEF and BF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% for LCEF, FF and EIF, 0.65% for SCOF and SCEF, and 0.50% for BF of average daily net assets.

   The Advisor voluntarily waived fees as outlined in Note 2.E. below.

   Chase Fleming Asset Management (USA) Inc. ("CFAM (USA)") is the sub-investment adviser to LCEF, FF, EIF, SCOF, SCEF and BF pursuant to a Sub-Investment Advisory Agreement between Chase and CFAM (USA). CFAM (USA), formerly Chase Asset Management Inc., is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% for LCEF, FF and EIF, 0.30% for SCOF and SCEF, and 0.25% for BF of average daily net assets.

   B. SHAREHOLDER SERVICING FEES -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For their services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Funds, excluding Class A Shares of SCEF. SCEF is charged a fee from non-affiliated Shareholder Servicing Agents not to exceed 0.25% of Class A Shares average daily net assets. For the year ended October 31, 2000, Shareholder Servicing charges paid to Chase or its affiliates were as follows (amounts in thousands, before waivers):

    Fund                                   Amount                  Fund              Amount
---------------------------------------------------------------------------------------------
    CEF                                   $   120                   FF              $  148
    EGF                                       123                   EIF                210
    GIF                                     4,254                  SCOF                546
    CGF                                     2,149                  SCEF              1,018
    LCEF                                      596                   BF                 350

The Shareholder Servicing Agents have voluntarily waived fees as outlined in
Note 2.E. below.

   C. DISTRIBUTION AND SUB-ADMINISTRATION FEES -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), is the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Funds in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   The Distributor voluntarily waived fees as outlined in Note 2.E. below.

   D. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from LCEF, FF, EIF, SCOF, SCEF and BF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from CEF, EGF, GIF and CGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

   The Administrator voluntarily waived fees as outlined in Note 2.E. below.

   E. WAIVER OF FEES -- For the year ended October 31, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (amounts in thousands):

                               Investment                         Shareholder
    Fund                        Advisory        Administration     Servicing       Distribution
-------------------------------------------------------------------------------------------------
   CEF                           $ --                $ 48             $120             $48
   EGF                             --                  49              123              57
   LCEF                           649                 162               33              --
   FF                             208                  --               22              --
   EIF                             36                  --               --              --
   SCOF                           119                  --              246              --
   SCEF                            --                  --              870              --
   BF                              --                  --              241              --


   F. OTHER -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for LCEF, FF, EIF, SCOF, SCEF and BF. Compensation for such services is presented in the Statement of Operations as custodian fees. Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

   The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.


3.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                Purchases            Sales          Purchases          Sales
                             (excluding U.S.    (excluding U.S.      of U.S.          of U.S.
                               Government)        Government)      Government       Government
------------------------------------------------------------------------------------------------
    LCEF                        $ 60,799           $121,648          $   --          $    --
    FF                            77,570             70,220              --               --
    EIF                           36,731             76,615              --               --
    SCOF                         226,230            183,795              --               --
    SCEF                         360,433            415,143              --               --
    BF                           108,706             85,595          61,443          110,054

4.  FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000 are as follows (in thousands):

                                                   Gross             Gross
                               Aggregate        unrealized        unrealized     Net unrealized
                                 cost          appreciation      depreciation     appreciation
-------------------------------------------------------------------------------------------------
    LCEF                        $171,896        $  53,966        $  (8,343)        $  45,623
    FF                            51,286            7,894           (3,188)            4,706
    EIF                           65,676           13,541           (6,799)            6,742
    SCOF                         212,949           77,396          (13,198)           64,198
    SCEF                         386,062          156,311          (16,462)          139,849
    BF                           120,467           13,485           (5,673)            7,812

At October 31, 2000, the following Fund has capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                      Expiration
    Fund                                Amount                           Date
-----------------------------------------------------------------------------------
    FF                                $  786,836                     Oct. 31, 2006
                                       2,742,053                     Oct. 31, 2007
                                       1,699,223                     Oct. 31, 2008
                                      ----------
                                      $5,228,112

During the year ended October 31, 2000, SCOF utilized capital loss carryforwards of $2,971,763.


5.   CONCENTRATIONS

As of October 31, 2000, FF, SCOF and SCEF invested 34.6%, 25.5% and 22.5% of their respective portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

As of October 31, 2000, FF and SCOF invested 22.4% and 26.6% of their respective portfolios in securities issued by companies in the health care industry, such as biotechnology companies, pharmaceutical companies and health care service providers.


6.   TRUSTEE COMPENSATION

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows (in thousands):

                                                                              Accrued
                                            Pension                           Pension
                                           Expenses                          Liability
----------------------------------------------------------------------------------------
    CEF                                     $ --+                              $  1
    EGF                                       --+                                 1
    GIF                                       14                                 96
    CGF                                        7                                 54
    LCEF                                       4                                 15
    FF                                         1                                  2
    EIF                                        1                                  6
    SCOF                                       2                                  8
    SCEF                                       7                                 39
    BF                                         2                                 10

    +   Amounts round to less than one thousand.


7.   BANK BORROWINGS

The LCEF, FF, EIF, SCOF, SCEF and BF may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at October 31, 2000, nor at anytime during the year then ended.


8.   SUBSEQUENT EVENTS

On September 13, 2000, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

On October 25, 2000, the Board of Trustees of Mutual Fund Group approved a Plan of Reorganization (the "Reorganization Plan") between the Funds listed below. Under the Reorganization Plan, the acquired fund would transfer all of its assets and liabilities to the acquiring fund in a tax-free reorganization. In exchange, shareholders of the acquired fund would receive shares of the acquiring fund with a value equal to their respective holdings in the acquired fund. The costs and expenses associated with the Reorganization will be borne by the Advisor and not by the Funds (or by the shareholders of either fund). The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Funds. A Special Meeting of Shareholders ("Meeting") of the acquired Funds will be held on January 26, 2001 to vote on the Reorganization Plan. If the Reorganization Plan is approved at the Meeting, the Reorganization is expected to become effective on or about February 16, 2001.

Acquired Fund                           Acquiring Fund
--------------------------------------------------------------------
CEF                                     Chase Core Equity Fund
EGF                                     Chase Equity Growth Fund
EIF                                     Chase Equity Income Fund
Chase Small Capitalization Fund         SCEF
BF                                      Chase Balanced Fund

9. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A                         CLASS B                         CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                          Amount       Shares             Amount       Shares             Amount       Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                              $28,089       2,518             $28,811       2,589             $11,714       1,051
Shares issued in reinvestment of
  distributions                               --          --                  --          --                  --          --
Shares redeemed                           (7,133)       (640)             (4,696)       (425)             (1,128)       (101)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                            $20,956       1,878             $24,115       2,164             $10,586         950
===================================================================================================================================
                                                                    PERIOD ENDED OCTOBER 31, 1999*
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                              $ 7,191         713             $ 5,651         562             $ 1,624         161
Shares issued in reinvestment of
  distributions                               --          --                  --          --                  --          --
Shares redeemed                              (99)        (10)                (54)         (5)                (18)         (2)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                            $ 7,092         703             $ 5,597         557             $ 1,606         159
===================================================================================================================================


EQUITY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A                         CLASS B                         CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                          Amount       Shares             Amount       Shares             Amount       Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                              $31,922       2,731            $ 28,261       2,412              $5,671         483
Shares issued in reinvestment of
  distributions                               --          --                  --          --                  --          --
Shares redeemed                           (6,645)       (566)            (10,077)       (878)               (837)        (71)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                            $25,277       2,165            $ 18,184       1,534              $4,834         412
===================================================================================================================================
                                                                   PERIOD ENDED OCTOBER 31, 1999~
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                              $ 7,810         775            $ 10,736       1,068              $  984          98
Shares issued in reinvestment of
  distributions                               --          --                  --          --                  --          --
Shares redeemed                              (75)         (7)               (582)        (58)                 --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                            $ 7,735         768            $ 10,154       1,010              $  984          98
===================================================================================================================================

 *For Class A and B shares, from commencement of operations on August 12, 1999.
  For Class C shares, from commencement of offering on August 13, 1999.
 ~For Class A shares, from commencement of operations on August 12, 1999. For
  Class B shares, from commencment of offering on August 13, 1999. For Class C shares, from commencement of offering on August 20, 1999.

GROWTH & INCOME FUND
---------------------------------------------------------------------------------------------------------------
                                                             CLASS A                      CLASS B
---------------------------------------------------------------------------------------------------------------
                                                        Amount     Shares            Amount     Shares
---------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------
Shares sold                                           $   53,352     1,332         $   17,966       452
Shares issued in reinvestment of distributions           179,794     4,747             68,402     1,827
Shares redeemed                                         (401,593)  (10,038)          (169,343)   (4,286)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $ (168,447)   (3,959)        $  (82,975)   (2,007)
===============================================================================================================
                                                                   YEAR ENDED OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------
Shares sold                                           $  298,888     6,816         $   63,796     1,469
Shares issued in reinvestment of distributions           154,173     3,732             55,045     1,346
Shares redeemed                                         (589,252)  (13,490)          (139,404)   (3,229)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $ (136,191)   (2,942)        $  (20,563)     (414)
===============================================================================================================


GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                            CLASS C                     CLASS I
------------------------------------------------------------------------------------------------------------
                                                       Amount     Shares          Amount       Shares
------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------
Shares sold                                           $ 2,895        75         $   2,359         58
Shares issued in reinvestment of distributions          1,344        37             2,010         52
Shares redeemed                                        (4,236)     (110)          (12,775)      (314)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $     3         2         $  (8,406)      (204)
============================================================================================================
                                                                   YEAR ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------
Shares sold                                           $ 7,831       184         $  11,576        264
Shares issued in reinvestment of distributions            619        15             3,068         74
Shares redeemed                                        (2,842)      (67)          (24,985)      (568)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $ 5,608       132         $ (10,341)      (230)
============================================================================================================


CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                             CLASS A                      CLASS B
---------------------------------------------------------------------------------------------------------------
                                                         Amount     Shares            Amount     Shares
---------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------
Shares sold                                           $  336,004     7,550         $  124,480     2,904
Shares issued in reinvestment of distributions            57,039     1,456             35,275       930
Shares redeemed                                         (510,528)  (11,556)          (215,940)   (5,088)
---------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding               $ (117,485)   (2,550)        $  (56,185)   (1,254)
===============================================================================================================
                                                                YEAR ENDED OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------
Shares sold                                           $  726,338    17,435         $  132,171     3,272
Shares issued in reinvestment of distributions            62,638     1,590             36,123       939
Shares redeemed                                         (965,361)  (23,229)          (247,415)   (6,126)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $ (176,385)   (4,204)        $  (79,121)   (1,915)
===============================================================================================================


CAPITAL GROWTH FUND
------------------------------------------------------------------------------------------------------------
                                                         CLASS C                      CLASS I
------------------------------------------------------------------------------------------------------------
                                                      Amount     Shares           Amount      Shares
------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------
Shares sold                                           $ 7,719       183         $   3,947         88
Shares issued in reinvestment of distributions            386        10             1,879         47
Shares redeemed                                        (9,576)     (227)          (10,563)      (231)
------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares outstanding               $(1,471)      (34)        $  (4,737)       (96)
============================================================================================================
                                                                YEAR ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------
Shares sold                                           $ 7,625       189         $  12,399        296
Shares issued in reinvestment of distributions            270         7             5,013        126
Shares redeemed                                        (5,821)     (144)          (53,228)    (1,273)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding    $ 2,074        52         $ (35,816)      (851)
============================================================================================================

LARGE CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------
                                                              CLASS A                      CLASS B
----------------------------------------------------------------------------------------------------------------
                                                         Amount     Shares            Amount      Shares
----------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 24,949     1,540           $  8,171       506
Shares issued in reinvestment of distributions             4,010       256              1,411        91
Shares redeemed                                          (32,497)   (1,998)           (16,064)     (988)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $ (3,538)     (202)          $ (6,482)     (391)
================================================================================================================
                                                                  YEAR ENDED OCTOBER 31, 1999*
----------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 33,994     2,075           $ 36,595     2,224
Shares issued in reinvestment of distributions             3,165       205                667        43
Shares redeemed                                          (21,731)   (1,339)           (11,804)     (729)
----------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $ 15,428       941           $ 25,458     1,538
================================================================================================================


LARGE CAP EQUITY FUND
-------------------------------------------------------------------------------------------------------------
                                                             CLASS C                    CLASS I
-------------------------------------------------------------------------------------------------------------
                                                        Amount     Shares          Amount      Shares
-------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------
Shares sold                                             $1,014        62          $ 22,559      1,369
Shares issued in reinvestment of distributions              59         4             6,333        401
Shares redeemed                                           (475)      (29)          (58,992)    (3,611)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $  598        37          $(30,100)    (1,841)
=============================================================================================================
                                                                YEAR ENDED OCTOBER 31, 1999*
-------------------------------------------------------------------------------------------------------------
Shares sold                                             $1,986       123          $ 37,898      2,277
Shares issued in reinvestment of distributions               3        --             4,715        303
Shares redeemed                                           (397)      (24)          (21,283)    (1,300)
-------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                 $1,592        99          $ 21,330      1,280
=============================================================================================================


FOCUS FUND
---------------------------------------------------------------------------------------------------------------
                                                              CLASS A                      CLASS B
---------------------------------------------------------------------------------------------------------------
                                                         Amount     Shares            Amount     Shares
---------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 12,635     1,077           $ 12,266     1,065
Shares issued in reinvestment of distributions                --        --                 --        --
Shares redeemed                                           (8,143)     (721)            (6,187)     (557)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $  4,492       356           $  6,079       508
===============================================================================================================
                                                                  YEAR ENDED OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 10,321     1,026           $ 15,774     1,580
Shares issued in reinvestment of distributions                16         2                 --        --
Shares redeemed                                          (11,827)   (1,179)           (11,505)   (1,160)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $ (1,490)     (151)          $  4,269       420
===============================================================================================================


FOCUS FUND
--------------------------------------------------------------------------------------------------------------
                                                              CLASS C                     CLASS I
--------------------------------------------------------------------------------------------------------------
                                                        Amount      Shares          Amount       Shares
--------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 3,163       280          $     --         --
Shares issued in reinvestment of distributions               --        --                --         --
Shares redeemed                                          (3,496)     (308)               --         --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $  (333)      (28)         $     --         --
==============================================================================================================
                                                                YEAR ENDED OCTOBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
Shares sold                                             $ 6,636       659          $     --         --
Shares issued in reinvestment of distributions               --        --                --         --
Shares redeemed                                          (3,617)     (359)               --         --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding      $ 3,019       300          $     --         --
==============================================================================================================

*For Class C shares, from commencement of offering on November 11, 1998.

EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A                        CLASS B                       CLASS C
----------------------------------------------------------------------------------------------------------------------------------
                                              Amount        Shares          Amount         Shares          Amount        Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  $ 12,850          636         $  2,235          112          $ 1,014          50

Shares issued in reinvestment of
  distributions                                 5,927          306            2,834          148              687          36
Shares redeemed                               (35,510)      (1,760)          (9,382)        (482)          (2,410)       (129)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares
  outstanding                                $(16,733)        (818)        $ (4,313)        (222)         $  (709)        (43)
==================================================================================================================================
                                                                        YEAR ENDED OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  $ 21,417        1,018         $  7,569          364          $ 3,595         173
Shares issued in reinvestment of
  distributions                                   881           42              226           11               45           2
Shares redeemed                               (44,833)      (2,132)          (8,604)        (412)          (1,507)        (72)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
  outstanding                                $(22,535)      (1,072)        $   (809)         (37)         $ 2,133         103
==================================================================================================================================


SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------
                                                              CLASS A                      CLASS B
--------------------------------------------------------------------------------------------------------------
                                                         Amount     Shares            Amount     Shares
--------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 140,599     6,394           $ 30,608     1,361
Shares issued in reinvestment of distributions                --        --                 --        --
Shares redeemed                                         (104,755)   (4,944)           (20,465)   (1,007)
--------------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                $  35,844     1,450           $ 10,143       354
==============================================================================================================
                                                                   YEAR ENDED OCTOBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
Shares sold                                            $ 106,407     7,140           $ 23,303     1,597
Shares issued in reinvestment of distributions                --        --                 --        --
Shares redeemed                                         (105,627)   (7,077)           (26,664)   (1,842)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding     $     780        63           $ (3,361)     (245)
==============================================================================================================


SMALL CAP OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------
                                                            CLASS C                       CLASS I
-----------------------------------------------------------------------------------------------------------
                                                       Amount      Shares            Amount      Shares
-----------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------
Shares sold                                            $ 6,389       279              $125          6
Shares issued in reinvestment of distributions              --        --                --         --
Shares redeemed                                         (2,816)     (136)               --         --
-----------------------------------------------------------------------------------------------------------
Net increase in Fund shares outstanding                $ 3,573       143              $125          6
===========================================================================================================
                                                                YEAR ENDED OCTOBER 31, 1999*
-----------------------------------------------------------------------------------------------------------
Shares sold                                            $ 3,914       272              $ 20          1
Shares issued in reinvestment of distributions              --        --                --         --
Shares redeemed                                         (3,415)     (234)               --         --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding     $   499        38              $ 20          1
===========================================================================================================

*For Class I shares, from commencement of offering on April 5, 1999.

SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                         CLASS B                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
                                                Amount      Shares            Amount         Shares           Amount      Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $ 129,124      4,981           $  1,467           61           $ 73,921     2,768
Shares issued in reinvestment of
  distributions                                   9,051        407              5,871          274             30,298     1,339
Shares redeemed                                (164,044)    (6,381)           (18,854)        (776)           (60,151)   (2,309)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund
  shares outstanding                          $ (25,869)      (993)          $(11,516)        (441)          $ 44,068     1,798
===================================================================================================================================
                                                                           YEAR ENDED OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   $  77,551      3,459           $  2,337          109           $ 19,682       865
Shares issued in reinvestment of
  distributions                                     943         44                615           29              2,108        96
Shares redeemed                                (128,180)    (5,719)           (33,340)      (1,554)           (38,547)   (1,681)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in Fund shares
  outstanding                                 $ (49,686)    (2,216)          $(30,388)      (1,416)          $(16,757)     (720)
===================================================================================================================================


BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A                         CLASS B                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                Amount      Shares            Amount         Shares            Amount      Shares
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    $ 24,774      1,585           $  5,868          385             $  868        57
Shares issued in reinvestment of
  distributions                                   9,955        655              2,458          165                 44         3
Shares redeemed                                 (50,233)    (3,238)            (9,132)        (601)              (595)      (39)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares
  outstanding                                  $(15,504)      (998)          $   (806)         (51)            $  317        21
===================================================================================================================================
                                                                          YEAR ENDED OCTOBER 31, 1999*
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                     $ 36,973      2,289          $ 10,197          639             $1,417        88
Shares issued in reinvestment of
  distributions                                    6,150        387             1,232           79                  3        --
Shares redeemed                                  (31,651)    (1,952)           (5,285)        (331)               (94)       (6)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares
  outstanding                                   $ 11,472        724          $  6,144          387             $1,326        82
===================================================================================================================================

*For Class C shares, from commencement of offering on November 20, 1998.

FINANCIAL HIGHLIGHTS

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

                                                                             Core Equity Fund
                                                     -----------------------------------------------------------------------
                                                          Class A                 Class B                Class C
                                                     -------------------      -------------------       --------------------
                                                       Year      8/12/99**      Year      8/12/99**       Year      8/13/99*
                                                       Ended      Through       Ended     Through         Ended     Through
                                                     10/31/00    10/31/99     10/31/00   10/31/99       10/31/00    10/31/99
                                                     --------    --------     --------    --------      --------    --------
Per share operating performance
Net asset value, beginning of period.............      $10.47     $10.00       $10.46      $10.00        $10.46      $10.12
                                                       ------     ------       ------      ------        ------      ------
Income from investment operations:
  Net investment income..........................       (0.02)        --        (0.07)      (0.01)        (0.07)      (0.01)

  Net gains or losses on investments (both
  realized and unrealized).......................        0.59       0.47         0.56        0.47          0.56        0.35
                                                       ------     ------       ------      ------        ------      ------
    Total from investment operations.............        0.57       0.47         0.49        0.46          0.49        0.34
                                                       ------     ------       ------      ------        ------      ------
Net asset value, end of period...................      $11.04     $10.47       $10.95      $10.46        $10.95      $10.46
                                                       ======     ======       ======      ======        ======      ======
Total return (1).................................        5.44%      4.70%        4.68%       4.60%         4.68%       3.36%
Ratios/supplemental data:
  Net assets, end of period (millions)...........      $   28     $    7       $   30      $    6        $   12      $    2
Ratios to average net assets:#
  Expenses.......................................        1.25%      1.21%        2.00%       1.94%         1.99%       1.94%
  Net investment income..........................       (0.29%)    (0.35%)      (1.04%)     (1.08%)       (1.04%)     (1.06%)
  Expenses without waivers and reimbursements....        1.99%      7.20%^       2.45%       7.68%^        2.44%       7.68%^
  Net investment income without waivers
  and reimbursements.............................       (1.03%)    (6.34%)^     (1.49%)     (6.82%)^      (1.49%)     (6.80%)^
=============================================================================================================================

  * Commencement of offering class of shares.
 ** Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  ^ Restated.


                       See notes to financial statements.

                                                                               Equity Growth Fund
                                                       --------------------------------------------------------------------
                                                             Class A                 Class B                Class C
                                                       -------------------     -------------------      -------------------
                                                         Year     8/12/99**      Year     8/13/99*        Year     8/20/99*
                                                         Ended     Through       Ended     Through        Ended     Through
                                                       10/31/00   10/31/99     10/31/00   10/31/99      10/31/00   10/31/99
                                                       --------   --------     --------   --------      --------   --------
Per share operating performance
Net asset value, beginning of period.............      $10.53     $10.00       $10.51      $10.00        $10.51      $ 9.96
                                                       ------     ------       ------      ------        ------      ------
Income from investment operations:
  Net investment income..........................       (0.05)        --        (0.11)      (0.01)        (0.11)      (0.01)
  Net gains or losses on investments
  (both realized and unrealized).................        0.04       0.53         0.02        0.52          0.02        0.56
                                                       ------     ------       ------      ------        ------      ------
  Total from investment operations...............       (0.01)      0.53        (0.09)       0.51         (0.09)       0.55
                                                       ------     ------       ------      ------        ------      ------
Net asset value, end of period...................      $10.52     $10.53       $10.42      $10.51        $10.42      $10.51
                                                       ======     ======       ======      ======        ======      ======
Total return (1).................................       (0.09%)     5.30%       (0.86%)      5.10%        (0.86%)      5.52%
Ratios/supplemental data:
  Net assets, end of period (millions)...........      $   31     $    8       $   27      $   11        $    5      $    1
Ratios to average net assets:#
  Expenses.......................................        1.25%      1.21%        2.00%       1.93%         2.00%       1.95%
  Net investment income..........................       (0.68%)    (0.54%)      (1.43%)     (1.19%)       (1.43%)     (1.25%)
  Expenses without waivers and reimbursements....        1.99%      5.52%^       2.51%       6.02%^        2.47%       6.04%^
  Net investment income without waivers
  and reimbursements.............................       (1.42%)    (4.85%)^     (1.94%)     (5.28%)^      (1.90% )    (5.34%)^
============================================================================================================================

  * Commencement of offering class of shares.
 ** Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  ^ Restated.


                       See notes to financial statements.

                                                                            Growth and Income Fund
                                         -----------------------------------------------------------------------------------------
                                                        Class A                                      Class B
                                        ------------------------------------------   ---------------------------------------------
                                                       Year Ended                                    Year Ended
                                        -----------------------------------------   ----------------------------------------------
                                       10/31/00 10/31/99 10/31/98 10/31/97 10/31/96 10/31/00 10/31/99 10/31/98 10/31/97(1) 10/31/96
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------      ------
Per share operating performance
Net asset value, beginning of period....$43.65   $43.24   $46.21   $39.21   $34.96   $43.25   $42.92   $45.96   $39.02      $34.81
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------      ------
Income from investment operations:
  Net investment income.................  0.09@    0.18@    0.19@    0.35@    0.60    (0.11)@   0.04@   (0.02)@   0.13@       0.37
  Net gains or losses in securities
  (both realized and unrealized)........  3.31     5.07     3.59    10.18     5.96     3.26     5.04     3.54    10.13        5.98
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------      ------
    Total from investment operations....  3.40     5.25     3.78    10.53     6.56     3.15     5.00     3.52    10.26        6.35
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------      ------
Distributions to shareholders from:
  Dividends from net investment
  income................................  0.03     0.17     0.19     0.38     0.55       --       --       --     0.17        0.38
  Distributions from capital gains......  6.31     4.67     6.56     3.15     1.76     6.31     4.67     6.56     3.15        1.76
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------      ------
    Total dividends and distributions...  6.34     4.84     6.75     3.53     2.31     6.31     4.67     6.56     3.32        2.14
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------      ------
Net asset value, end of period..........$40.71   $43.65   $43.24   $46.21   $39.21   $40.09   $43.25   $42.92   $45.96      $39.02
                                        ======   ======   ======   ======   ======   ======   ======   ======   ======      ======
Total return (1)........................  8.88%   12.82%    9.09%   28.84%   19.60%    8.32%   12.29%    8.52%   28.20%      19.02%
Ratios/supplemental data:
  Net assets, end of period
  (in millions).........................$1,131   $1,385   $1,499   $1,497   $1,591   $  409   $  528   $  542   $  489      $  370
Ratios to average net assets:
  Expenses..............................  1.30%    1.26%    1.25%    1.27%    1.32%    1.80%    1.76%    1.75%    1.77%       1.81%
  Net investment income.................  0.23%    0.41%    0.44%    0.82%    1.46%   (0.27%)  (0.09%)  (0.06%)   0.31%       0.95%
  Expenses without waivers and
  reimbursements........................  1.30%    1.26%    1.25%    1.27%    1.32%    1.80%    1.76%    1.75%    1.77%       1.81%
  Net investment income without
  waivers and reimbursements............  0.23%    0.41%    0.44%    0.82%    1.46%   (0.27%)  (0.09%)  (0.06%)   0.31%       0.95%
===================================================================================================================================

 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.


                       See notes to financial statements.

                                                                             Growth and Income Fund
                                             -------------------------------------------------------------------------------------
                                                        Class C                                       Class I
                                             ------------------------------   ----------------------------------------------------
                                                  Year Ended       1/2/98**                   Year Ended                 1/25/96**
                                             -------------------    Through   -----------------------------------------   Through
                                             10/31/00   10/31/99   10/31/98   10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
                                             --------   --------   --------   --------   --------   --------   --------   --------
Per share operating performance
Net asset value, beginning of period.......   $42.34     $42.13     $41.64     $43.89     $43.43     $46.35     $39.26     $34.80
                                              ------     ------     ------     ------     ------     ------     ------     ------
Income from investment operations:
  Net investment income....................    (0.11)@    (0.03)@    (0.02)@     0.26@       0.35@     0.43@      0.52@      0.47
  Net gains or losses in securities
  (both realized and unrealized)...........     3.18       4.94       0.68       3.33       5.12       3.50      10.20       4.46
                                              ------     ------     ------     ------     ------     ------     ------     ------
    Total from investment operations.......     3.07       4.91       0.66       3.59       5.47       3.93      10.72       4.93
                                              ------     ------     ------     ------     ------     ------     ------     ------
Distributions to shareholders from:
  Dividends from net investment
  income...................................       --       0.03       0.09       0.18       0.34       0.29       0.48       0.47
  Distributions from capital gains.........     6.31       4.67       0.08       6.31       4.67       6.56       3.15         --
                                              ------     ------     ------     ------     ------     ------     ------     ------
    Total dividends and distributions......     6.31       4.70       0.17       6.49       5.01       6.85       3.63       0.47
                                              ------     ------     ------      ------    ------     ------     ------     ------
Net asset value, end of period.............   $39.10     $42.34     $42.13     $40.99     $43.89     $43.43     $46.35     $39.26
                                              ======     ======     ======     ======     ======     ======     ======     ======
Total return (1)...........................     8.31%     12.29%      1.55%      9.34%     13.30%      9.44%     29.37%     13.39%
Ratios/supplemental data:
  Net assets, end of period (in millions)..   $    9     $   10     $    5     $    5     $   15     $   24     $  522    $    28
Ratios to average net assets:#
  Expenses.................................     1.80%      1.76%      1.72%      0.89%      0.85%      0.85%      0.86%      1.24%
  Net investment income....................    (0.27%)    (0.07%)    (0.05%)     0.64%      0.80%      0.95%      1.21%      1.73%
  Expenses without waivers and
  reimbursements...........................     1.80%      1.76%      1.72%      0.93%      0.85%      0.85%      0.86%      1.24%
  Net investment income without
  waivers and reimbursements...............    (0.27%)    (0.07%)    (0.05%)     0.60%      0.80%      0.95%      1.21%      1.73%
=================================================================================================================================

 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.


                       See notes to financial statements.

                                                                               Capital Growth Fund
                                          -----------------------------------------------------------------------------------------
                                                              Class A                                     Class B
                                          -------------------------------------------- --------------------------------------------
                                                            Year Ended                                  Year Ended
                                          -------------------------------------------- --------------------------------------------
                                          10/31/00 10/31/99 10/31/98 10/31/97 10/31/96 10/31/00 10/31/99 10/31/98 10/31/97 10/31/96
                                          -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Per share operating performance
Net asset value, beginning of period...... $42.85   $41.22   $46.76   $41.60   $35.65   $41.67   $40.38   $46.11   $41.21   $35.39
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income...................  (0.14)@  (0.20)@  (0.12)   (0.02)@   0.15    (0.35)@  (0.40)@  (0.29)   (0.23)@  (0.08)
  Net gains or losses in securities
  (both realized and unrealized)..........  10.11     5.75    (0.52)   10.13     7.27     9.79     5.61    (0.54)   10.01     7.25
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total from investment operations......   9.97     5.55    (0.64)   10.11     7.42     9.44     5.21    (0.83)    9.78     7.17
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions to shareholders from:
  Dividends from net investment
  income..................................     --       --       --     0.15     0.12       --       --       --     0.08       --
  Distributions from capital gains........   4.91     3.92     4.90     4.80     1.35     4.91     3.92     4.90     4.80     1.35
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total dividends and distributions.....   4.91     3.92     4.90     4.95     1.47     4.91     3.92     4.90     4.88     1.35
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period............
                                           $47.91   $42.85   $41.22   $46.76   $41.60   $46.20   $41.67   $40.38   $46.11   $41.21
                                           ======   ======   ======   =====    ======   ======   ======   ======   ======   ======
Total return (1)..........................  25.81%   14.30%   (1.60%)  26.47%   21.48%   25.21%   13.71%   (2.08%)  25.85%   20.88%
Ratios/supplemental Data:
  Net assets, end of period (in millions). $  523   $  577   $  728   $  839   $  768   $  318   $  338   $  405   $   22   $  334
Ratios to average net assets:
  Expenses................................   1.35%    1.30%    1.27%    1.31%    1.37%    1.85%    1.80%    1.77%    1.81%    1.87%
  Net investment income...................  (0.32%)  (0.48%)  (0.24%)  (0.05%)   0.39%   (0.82%)  (0.98%)  (0.74%)  (0.56%) (0.21%)
  Expenses without waivers and
  reimbursements..........................   1.35%    1.30%    1.27%    1.31%    1.37%    1.85%    1.80%    1.77%    1.81%    1.87%
  Net investment income without
  waivers and reimbursements..............  (0.32%)  (0.48%)  (0.24%)  (0.05%)   0.39%   (0.82%)  (0.98%)  (0.74)   (0.56%)  (0.21%)
===================================================================================================================================

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.


                       See notes to financial statements.

                                                                            Capital Growth Fund
                                             --------------------------------------------------------------------------------------
                                                        Class C                                         Class I
                                             ------------------------------    ----------------------------------------------------
                                                 Year Ended        1/2/98**                   Year Ended                  1/25/96**
                                             -------------------   Through     ----------------------------------------   Through
                                             10/31/00   10/31/99   10/31/98    10/31/00   10/31/99   10/31/98  10/31/97   10/31/96
                                             --------   --------   --------    --------   --------   --------  --------   --------
Per share operating performance
Net asset value, beginning of period ........ $41.31     $40.03      $42.81     $43.36     $41.53     $46.90    $41.65     $35.26
                                              ------     ------      ------     ------     ------     ------    ------     ------
Income from investment operations:
  Net investment income .....................  (0.35)@    (0.39)@     (0.09)      0.04@     (0.05)@     0.07      0.13@      0.17
  Net gains or losses in securities
  (both realized and unrealized) ............   9.71       5.59       (2.69)     10.27       5.80      (0.54)    10.17       6.34
                                              ------     ------      ------     ------     ------     ------    ------     ------
    Total from investment operations ........   9.36       5.20       (2.78)     10.31       5.75      (0.47)    10.30       6.51
                                              ------     ------      ------     ------     ------     ------    ------     ------
Distributions to shareholders from:
  Dividends from net investment income            --         --          --         --         --         --      0.25       0.12
  Distributions from capital gains ..........   4.91       3.92          --       4.91       3.92       4.90      4.80         --
                                              ------     ------      ------     ------     ------     ------    ------     ------
    Total dividends and distributions .......   4.91       3.92          --       4.91       3.92       4.90      5.05       0.12
                                              ------     ------      ------     ------     ------     ------    ------     ------
Net asset value, end of period .............. $45.76     $41.31      $40.03     $48.76     $43.36     $41.53    $46.90     $41.65
                                              ======     ======      ======     ======     ======     ======    ======     ======
Total return (1) ............................  25.25%     13.81%      (6.49%)    26.34%     14.71%     (1.20%)   26.98%     18.13%
Ratios/supplemental data:
  Net assets, end of period (in millions) ... $    5     $    6      $    4   $     15     $   18     $   52    $   52     $   32
Ratios to average net assets:#
  Expenses ..................................   1.85%      1.80%       1.73%      0.94%      0.92%      0.91%     0.91%      1.25%
  Net investment income .....................  (0.82%)    (0.97%)     (0.59%)     0.09%     (0.11%)     0.11%     0.31%      0.81%
  Expenses without waivers and reimbursements   1.85%      1.80%       1.73%      1.06%      0.99%      0.91%     0.91%      1.25%
  Net investment income without waivers
    and reimbursements ......................  (0.82%)    (0.97%)     (0.59%)    (0.03%)    (0.18%)     0.11%     0.31%      0.81%
==================================================================================================================================

 ** Commencement of offering class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.


                       See notes to financial statements.

                                                                          Large Cap Equity Fund (2)
                                        ------------------------------------------------------------------------------------------
                                                          Class A                                       Class B
                                        -------------------------------------------- ---------------------------------------------
                                                   Year Ended                5/8/96**                Year Ended           5/7/96**
                                        -----------------------------------  Through ------------------------------------ Through
                                        10/31/00 10/31/99 10/31/98 10/31/97 10/31/96 10/31/00  10/31/99 10/31/98 10/31/97 10/31/96
                                        -------- -------- -------- -------- -------- --------  -------- -------- -------- --------
Per share operating performance
Net asset value, beginning of period .... $16.20   $15.09   $14.83   $13.25   $12.06   $16.10   $15.02   $14.76   $13.22    $12.06
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------    ------

Income from investment operations:
  Net investment income .................   0.07     0.13     0.12     0.11     0.05    (0.02)    0.07     0.05     0.07      0.05
  Net gains or losses in securities
  (both realized and unrealized) ........   1.08     2.06     1.92     3.45     1.21     1.08     2.03     1.92     3.42      1.19
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------    ------

    Total from investment operations ....   1.15     2.19     2.04     3.56     1.26     1.06     2.10     1.97     3.49      1.24
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------    ------

Distributions to shareholders from:
  Dividends from net investment
  income ................................   0.07     0.13     0.12     0.09     0.07     0.01     0.07     0.05     0.06      0.08
  Distributions from capital gains ......   1.06     0.95     1.66     1.89       --     1.06     0.95     1.66     1.89        --
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------    ------

    Total dividends and distributions ...   1.13     1.08     1.78     1.98     0.07     1.07     1.02     1.71     1.95      0.08
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------    ------

Net asset value, end of period .......... $16.22   $16.20   $15.09   $14.83   $13.25   $16.09   $16.10   $15.02   $14.76    $13.22
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

Total return (1) ........................   7.34%   14.96%   15.15%   30.69%   10.84%    6.76%   14.38%   14.71%   30.15%     6.66%
Ratios/supplemental data:
  Net assets, end of period (in millions) $   65   $   69   $   50   $   44   $    8   $   29   $   35   $   10   $    5    $    1
Ratios to average net assets:#
  Expenses ..............................   0.96%    0.80%    0.85%    1.13%    1.38%    1.46%    1.29%    1.35%    1.59%     1.88%
  Net investment income .................   0.43%    0.80%    0.81%    0.61%    0.84%   (0.06%)   0.28%    0.31%    0.15%     0.14%
  Expenses without waivers, reimburse-
  ments and earnings credits ............   1.33%    1.30%    1.35%    1.63%    1.87%    1.83%    1.79%    1.85%    2.09%     2.38%
  Net investment income without waivers,
  reimbursements and earnings credits ...   0.06%    0.30%    0.31%    0.11%    0.35%   (0.43%)  (0.22%)  (0.19%)  (0.35%)   (0.36%)
Portfolio turnover rate .................     27%      70%      72%      72%      89%      27%      70%      72%      72%       89%
==================================================================================================================================

 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Formerly known as the Vista Equity Fund.
  # Short periods have been annualized.


                       See notes to financial statements.

                                                                          Large Cap Equity Fund (2)
                                                      -------------------------------------------------------------------
                                                           Class C                           Class I
                                                      -----------------   -----------------------------------------------
                                                       Year    11/11/98**                      Year Ended
                                                       Ended    Through   -----------------------------------------------
                                                      10/31/00  10/31/99  10/31/00  10/31/99 10/31/98   10/31/97 10/31/96
                                                      --------  --------  --------  -------- -------    -------- --------
Per share operating performance
Net asset value, beginning of period ...............    $16.03    $15.21    $16.27    $15.15   $14.85     $13.27   $12.24
                                                        ------    ------    ------    ------   ------     ------   ------
Income from investment operations:
  Net investment income ............................     (0.01)     0.07      0.14      0.19     0.18       0.18     0.23
  Net gains or losses in securities (both
  realized and unrealized) .........................      1.06      1.79      1.09      2.07     1.95       3.47     2.59
                                                        ------    ------    ------    ------   ------     ------   ------
  Total from investment operations .................      1.05      1.86      1.23      2.26     2.13       3.65     2.82
                                                        ------    ------    ------    ------   ------     ------   ------
Distributions to shareholders from:
  Dividends from net investment income .............      0.01      0.09      0.14      0.19     0.17       0.18     0.22
  Distributions from capital gains .................      1.06      0.95      1.06      0.95     1.66       1.89     1.57
                                                        ------    ------    ------    ------   ------     ------   ------
   Total dividends and distributions ...............      1.07      1.04      1.20      1.14     1.83       2.07     1.79
                                                        ------    ------    ------    ------   ------     ------   ------
Net asset value, end of period .....................    $16.01    $16.03    $16.30    $16.27   $15.15     $14.85   $13.27
                                                        ======    ======    ======    ======   ======     ======   ======
Total return (1) ...................................      6.74%    12.62%     7.81%    15.37%   15.82%     31.50%   25.65%
Ratios/supplemental data:
  Net assets, end of period (in millions) ..........    $    2    $    1    $  117    $  147   $  117     $  107   $   99
Ratios to average net assets:#
  Expenses .........................................      1.48%     1.29%     0.55%     0.42%    0.47%      0.50%    0.40%
  Net investment income ............................     (0.10%)    0.24%     0.84%     1.18%    1.19%      1.32%    1.86%
  Expenses without waivers, reimbursements and
  earnings credits .................................      1.83%     1.79%     0.89%     0.92%    0.97%      1.00%    0.96%
  Net investment income without
  waivers, reimbursements
  and earnings credits .............................     (0.45%)   (0.26%)    0.50%     0.68%    0.69%      0.82%    1.30%
Portfolio turnover rate ............................        27%       70%       27%       70%      72%        72%      89%
==========================================================================================================================

 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Formerly known as the Vista Equity Fund.
  # Short periods have been annualized.


                       See notes to financial statements.

                                                                                       Focus Fund
                                                               --------------------------------------------------------
                                                                           Class A                      Class B
                                                               ---------------------------- ---------------------------
                                                                  Year Ended       6/30/98*     Year Ended     6/30/98*
                                                               ------------------  Through  ------------------ Through
                                                               10/31/00  10/31/99  10/31/98 10/31/00  10/31/99 10/31/98
                                                               --------  --------  -------- --------  -------- --------
Per share operating performance
Net asset value, beginning of period .................          $ 9.83    $ 9.40    $10.00   $ 9.77    $ 9.38   $10.00
                                                                ------    ------    ------   ------    ------   ------
Income from investment operations:
  Net investment income ..............................           (0.08)     0.01@     0.01    (0.12)    (0.05)@     --
  Net gains or losses in securities (both realized
  and unrealized) ....................................            0.17      0.43     (0.61)    0.14      0.44    (0.62)
                                                                ------    ------    ------   ------    ------   ------
   Total from investment operations ..................            0.09      0.44     (0.60)    0.02      0.39    (0.62)
                                                                ------    ------    ------   ------    ------   ------
Distributions to shareholders from:
  Dividends from net investment income ...............              --      0.01        --       --        --       --
  Distributions from capital gains ...................              --        --        --       --        --       --
                                                                ------    ------    ------   ------    ------   ------
   Total dividends and distributions .................              --      0.01        --       --        --       --
                                                                ------    ------    ------   ------    ------   ------
Net asset value, end of period .......................          $ 9.92    $ 9.83    $ 9.40   $ 9.79    $ 9.77   $ 9.38
                                                                ======    ======    ======   ======    ======   ======
Total return (1) .....................................            0.92%     4.67%    (6.00%)   0.20%     4.16%   (6.20%)
Ratios/supplemental data:
  Net assets, end of period (in millions) ............           $  20    $   17    $  18    $   28    $   22   $   18
Ratios to average net assets:#
  Expenses ...........................................            1.25%     1.25%     1.25%    1.85%     1.84%    1.85%
  Net investment income ..............................           (0.69%)    0.07%     0.48%   (1.29%)   (0.51%)  (0.15%)
  Expenses without waivers, reimbursements and
  earnings credits ...................................            1.70%     1.81%     2.05%    2.20%     2.30%    2.54%
  Net investment income without waivers,
  reimbursements and earnings credits ................           (1.14%)   (0.49%)   (0.32%)  (1.64%)   (0.97%)  (0.84%)
Portfolio turnover rate ..............................             124%      173%       33%     124%      173%      33%
=======================================================================================================================

 *  Commencement of operations.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.


                      See notes for financial statements.

                                                                                   Focus Fund
                                                        -------------------------------------------------------------------
                                                                  CLASS C                              CLASS I
                                                        ------------------------------    ---------------------------------

                                                           Year Ended          6/30/98*         Year Ended          6/30/98*
                                                       -------------------     Through    ---------------------     Through
                                                       10/31/00   10/31/99    10/31/98    10/31/00     10/31/99    10/31/98
                                                       --------   --------    --------    --------     --------    --------
Per share operating performance
Net asset value, beginning of period .................. $  9.76    $  9.38      $10.00    $   9.86      $  9.40      $10.00
                                                        -------    -------      ------    --------      -------     -------
Income from investment operations:
  Net investment income ...............................   (0.14)     (0.05)@        --       (0.03)        0.03@       0.02
  Net gains or losses in securities
   (both realized and unrealized) .....................    0.17       0.43       (0.62)       0.15         0.45       (0.62)
                                                        -------    -------      ------    --------      -------     -------
    Total from investment operations ..................    0.03       0.38       (0.62)       0.12         0.48       (0.60)
                                                        -------    -------      ------    --------      -------     -------
Distributions to shareholders from:
  Dividends from net investment income ................      --         --          --          --         0.02          --
  Distributions from capital gains ....................      --         --          --          --           --          --
                                                        -------    -------      ------    --------      -------     -------
    Total dividends and distributions .................      --         --          --          --         0.02          --
                                                        -------    -------      ------    --------      -------     -------
Net asset value, end of period ........................ $  9.79    $  9.76      $ 9.38    $   9.98      $  9.86     $  9.40
                                                        =======    =======      ======    ========      =======     =======
Total return (1) ......................................    0.31%      4.05%      (6.20%)      1.22%        5.05%      (6.00%)
Ratios/supplemental data:
  Net assets, end of period (in millions) ............. $     7    $     7      $    4    $     --+     $    --+    $    --+
Ratios to average net assets: #
  Expenses ............................................    1.85%      1.84%       1.85%       1.00%        1.00%       1.00%
  Net investment income ...............................   (1.29%)    (0.55%)     (0.14%)     (0.44%)       0.33%       0.78%
  Expenses without waivers, reimbursements
    and earnings credits ..............................    2.20%      2.29%       2.55%   1,500.37%^    1007.71%^      1.80%
  Net investment income without waivers,
    reimbursements and earnings credits ...............  (1.64%)     (1.00%)     (0.84%) (1,499.81%)^  (1006.38%)^    (0.02%)
Portfolio turnover rate ...............................     124%       173%         33%        124%         173%         33%
===========================================================================================================================

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  + Amounts round to less than one million.
  ^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.


                       See notes to financial statements.

                                                                                               Equity Income Fund
                                                                             -----------------------------------------------------
                                                                                                     Class A
                                                                             -----------------------------------------------------
                                                                                                    Year Ended
                                                                             -----------------------------------------------------
                                                                             10/31/00    10/31/99    10/31/98   10/31/97  10/31/96
                                                                             --------    --------    --------   --------  --------
Per share operating performance
Net asset value, beginning of period ......................................    $21.06      $19.07      $19.23     $15.98    $13.39
                                                                               ------      ------      ------     ------    ------
Income from investment operations:
  Net investment income ...................................................        --        0.15        0.22       0.26      0.35
  Net gains or losses in securities (both realized and unrealized) ........      1.19        2.12        1.07       4.71      3.43
                                                                               ------      ------      ------     ------    ------
    Total from investment operations ......................................      1.19        2.27        1.29       4.97      3.78
                                                                               ------      ------      ------     ------    ------
Distributions to shareholders from:
  Dividends from net investment income ....................................        --        0.17        0.27       0.23      0.33
  Distributions from capital gains ........................................      2.40        0.11        1.18       1.49      0.86
                                                                               ------      ------      ------     ------    ------
    Total dividends and distributions .....................................      2.40        0.28        1.45       1.72      1.19
                                                                               ------      ------      ------     ------    ------
Net asset value, end of period ............................................    $19.85      $21.06      $19.07     $19.23    $15.98
                                                                               ======      ======      ======     ======    ======
Total return (1) ..........................................................      5.95%      11.92%       6.90%     33.66%    29.79%
Ratios/supplemental data:
  Net assets, end of period (in millions) .................................    $   46      $   65      $   80     $   47    $   17
Ratios to average net assets:
  Expenses ................................................................      1.45%       1.45%       1.46%      1.50%     1.50%
  Net investment income ...................................................      0.02%       0.70%       1.20%      1.65%     2.41%
  Expenses without waivers, reimbursements and earnings credits ...........      1.50%       1.45%       1.46%      1.70%     2.32%
  Net investment income without waivers, reimbursements
  and earnings credits ....................................................     (0.03%)      0.70%       1.20%      1.45%     1.59%
Portfolio turnover rate ...................................................        45%        172%        160%        75%      114%
===================================================================================================================================

(1) Total return figures do not include the effect of any front-end or deferred sales load.


                       See notes to financial statements.

                                                                               Equity Income Fund
                                             --------------------------------------------------------------------------------------
                                                                      Class B                                     Class C
                                             ------------------------------------------------------    ----------------------------
                                                             Year Ended                    5/7/96**          Year Ended     1/8/98**
                                             ------------------------------------------    Through     -------------------- Through
                                             10/31/00   10/31/99   10/31/98    10/31/97    10/31/96    10/31/00    10/31/99 10/31/98
                                             --------   --------   --------    --------    --------    --------    -------- --------
Per share operating performance
Net asset value, beginning of period .......  $20.88     $18.92     $19.09      $15.92      $14.56      $20.87      $18.91   $18.62
                                              ------     ------     ------      ------      ------      ------      ------   ------
Income from investment operations:
  Net investment income ....................   (0.12)      0.04       0.14        0.22        0.13       (0.12)       0.05     0.09
  Net gains or losses in securities
    (both realized and unrealized) .........    1.20       2.10       1.05        4.62        1.38        1.19        2.09     0.31
                                              ------     ------     ------      ------      ------      ------      ------   ------
    Total from investment operations .......    1.08       2.14       1.19        4.84        1.51        1.07        2.14     0.40
                                              ------     ------     ------      ------      ------      ------      ------   ------
Distributions to shareholders from:
  Dividends from net investment income .....      --       0.07       0.18        0.18        0.15          --        0.07     0.11
  Distributions from capital gains .........    2.40       0.11       1.18        1.49          --        2.40        0.11       --
                                              ------     ------     ------      ------      ------      ------      ------   ------
    Total dividends and distributions ......    2.40       0.18       1.36        1.67        0.15        2.40        0.18     0.11
                                              ------     ------     ------      ------      ------      ------      ------   ------
Net asset value, end of period .............  $19.56     $20.88     $18.92      $19.09      $15.92      $19.54      $20.87   $18.91
                                              ======     ======     ======      ======      ======      ======      ======   ======
Total return (1) ...........................    5.43%     11.31%      6.42%      32.87%      10.43%       5.38%      11.35%    2.13%
Ratios/supplemental data:
  Net assets, end of period (in millions) ..  $   22     $   28    $    26      $   15      $    1      $    5      $    7   $    4
Ratios to average net assets: #
  Expenses .................................    1.95%      1.94%      1.96%      2.11%        2.25%       1.96%       1.94%    1.95%
  Net investment income ....................   (0.49%)     0.20%      0.70%      1.06%        1.75%      (0.50%)      0.20%    0.56%
  Expenses without waivers, reimbursements
  and earnings credits .....................    2.00%      1.94%      1.96%      2.13%        2.75%       2.00%       1.94%    1.95%
  Net investment income without
    waivers, reimbursements and
    earnings credits .......................   (0.54%)     0.20%      0.70%      1.04%        1.25%      (0.54%)      0.20%    0.56%
Portfolio turnover rate ....................      45%       172%       160%        75%         114%         45%        172%     160%
====================================================================================================================================

 ** Commencement of offering class of shares.
(1) Total return figures do not include the effect of any front=end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

                                                                          Small Cap Opportunities Fund
                                           -------------------------------------------  -------------------------------------------
                                                            Class A                                      Class B
                                           -------------------------------------------  -------------------------------------------
                                                     Year Ended               5/19/97*            Year Ended               5/19/97*
                                           -------------------------------    Through   -------------------------------    Through
                                           10/31/00   10/31/99    10/31/98    10/31/97  10/31/00   10/31/99    10/31/98    10/31/97
                                           --------   --------    --------    --------  --------   --------    --------    --------
Per share operating performance
Net asset value, beginning of period ....... $15.98     $12.79     $13.85      $10.00      $15.71      $12.67      $13.81   $10.00
                                             ------     ------     ------      ------      ------      ------      ------   ------
Income from investment operations:
  Net investment income ....................  (0.22)@    (0.15)     (0.09)      (0.04)      (0.40)@     (0.27)      (0.17)   (0.06)
  Net gains or losses in securities (both
   realized and unrealized) ................   8.78       3.34      (0.97)       3.89        8.65        3.31       (0.97)    3.87
                                             ------     ------     ------      ------      ------      ------      ------   ------
    Total from investment operations .......   8.56       3.19      (1.06)       3.85        8.25        3.04       (1.14)    3.81
                                             ------     ------     ------      ------      ------      ------      ------   ------
Distributions to shareholders from:
  Dividends from net investment income .....     --         --         --          --          --          --          --       --
  Distributions from capital gains .........     --         --         --          --          --          --          --       --
                                             ------     ------     ------      ------      ------      ------      ------   ------
    Total dividends and distributions ......     --         --         --          --          --          --          --       --
                                             ------     ------     ------      ------      ------      ------      ------   ------
Net asset value, end of period ............. $24.54     $15.98     $12.79      $13.85      $23.96      $15.71      $12.67   $13.81
                                             ======     ======     ======      ======      ======      ======      ======   ======
Total return (1) ...........................  53.57%     24.94%     (7.65%)     38.50%      52.51%      23.99%      (8.25%)  38.10%
Ratios/supplemental data:
  Net assets, end of period (in millions) .. $  154     $   78     $   62      $   43      $  110      $   66      $   57   $   38
Ratios to average net assets: #
  Expenses .................................   1.50%      1.49%      1.50%       1.49%       2.20%       2.23%       2.24%    2.24%
  Net investment income ....................  (0.99%)    (0.95%)    (0.91%)     (1.16%)     (1.69%)     (1.69%)     (1.65%)  (1.93%)
  Expenses without waivers, reimbursements
  and earnings credits .....................   1.76%      1.89%      1.83%       2.38%       2.26%       2.39%       2.33%    2.88%
  Net investment income without waivers,
  reimbursements and earnings credits ......  (1.25%)    (1.35%)    (1.24%)     (2.05%)     (1.75%)     (1.85%)     (1.74%)  (2.57%)
Portfolio turnover rate ....................     87%        92%        68%          7%         87%         92%         68%       7%
===================================================================================================================================

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.

                       See notes to financial statements.

CHASE VISTA FUNDS SIDEBAR

                                                                              Small Cap Opportunities Fund
                                                                   ------------------------------  ------------------
                                                                               Class C                  Class I
                                                                   ------------------------------  ------------------

                                                                        Year Ended       1/7/98**   Year     4/5/99**
                                                                   -------------------   Through   Through   Through
                                                                   10/31/00   10/31/99   10/31/98  10/31/00  10/31/99
                                                                   --------   --------   --------  --------  --------
Per share operating performance
Net asset value, beginning of period ..........................     $15.69     $12.66     $13.17    $15.98    $14.11
                                                                    ------     ------     ------    ------    ------
Income from investment operations:
  Net investment income .......................................      (0.35)@    (0.26)     (0.08)    (0.13)@   (0.05)
  Net gains or losses in securities (both
   realized and unrealized) ...................................       8.59       3.29      (0.43)     8.80      1.92
                                                                    ------     ------     ------    ------    ------
    Total from investment operations ..........................       8.24       3.03      (0.51)     8.67      1.87
                                                                    ------     ------     ------    ------    ------
Distributions to shareholders from:
  Dividends from net investment income ........................         --         --         --        --        --
  Distributions from capital gains ............................         --         --         --        --        --
                                                                    ------     ------     ------    ------    ------
    Total dividends and distributions .........................         --         --         --        --        --
                                                                    ------     ------     ------    ------    ------
Net asset value, end of period ................................     $23.93     $15.69     $12.66    $24.65    $15.98
                                                                    ======     ======     ======    ======    ======
Total return (1) ..............................................      52.52%     23.93%     (3.87%)   54.26%    13.25%
Ratios/supplemental data:
  Net assets, end of period (in millions) .....................     $   14     $    6     $    5    $   --+   $   --+
Ratios to average net assets: #
  Expenses ....................................................       2.20%      2.23%      2.24%     1.10%     1.91%
  Net investment income .......................................      (1.69%)    (1.69%)    (1.55%)   (0.59%)   (0.96%)
  Expenses without waivers, reimbursements
   and earnings credits .......................................       2.26%      2.39%      2.29%    15.48%^   34.70%^
  Net investment income without waivers,
   reimbursements and earnings credits ........................      (1.75%)    (1.85%)    (1.60%)  (14.97%)^ (33.75%)^
Portfolio turnover rate .......................................         87%        92%        68%       87%       92%
========================================================================================================================

 ** Commencement of offering class of shares. @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  + Amounts round to less than one million.
  ^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       See notes to financial statements.

CHASE VISTA SIDEBAR

                                                                                               Small Cap Equity Fund
                                                                             -----------------------------------------------------
                                                                                                     Class A
                                                                             -----------------------------------------------------
                                                                                                    Year Ended
                                                                             -----------------------------------------------------
                                                                             10/31/00    10/31/99    10/31/98   10/31/97  10/31/96
                                                                             --------    --------    --------   --------  --------
Per share operating performance
Net asset value, beginning of period .....................................     $22.77      $20.40      $23.57     $19.19    $15.07
                                                                               ------      ------      ------     ------    ------
Income from investment operations:
  Net investment income ..................................................      (0.20)@     (0.13)@     (0.11)     (0.05)     0.01
  Net gains or losses in securities
   (both realized and unrealized) ........................................       7.97        2.67       (2.42)      4.72      4.32
                                                                               ------      ------      ------     ------    ------
    Total from investment operations .....................................       7.77        2.54       (2.53)      4.67      4.33
                                                                               ------      ------      ------     ------    ------
Distributions to shareholders from:
  Dividends from net investment income ...................................         --          --          --         --      0.03
  Distributions from capital gains .......................................       2.65        0.17        0.64       0.29      0.18
                                                                               ------      ------      ------     ------    ------
    Total dividends and distributions ....................................       2.65        0.17        0.64       0.29      0.21
                                                                               ------      ------      ------     ------    ------
Net asset value, end of period ...........................................     $27.89      $22.77      $20.40     $23.57    $19.19
                                                                               ======      ======      ======     ======    ======
Total return (1) .........................................................      37.10%      12.49%     (10.93%)    24.61%    29.06%
Ratios/supplemental data:
  Net assets, end of period (in millions) ................................     $   93      $   98      $  133     $  174    $  145
Ratios to average net assets:
  Expenses ...............................................................       1.44%       1.40%       1.38%      1.45%     1.50%
  Net investment income ..................................................      (0.77%)     (0.59%)     (0.43%)    (0.23%)    0.03%
  Expenses without waivers,
   reimbursements and earnings credits ...................................       1.44%       1.40%       1.38%      1.45%     1.52%
  Net investment income without waivers,
   reimbursements and earnings credits ...................................      (0.77%)     (0.59%)     (0.43%)    (0.23%)    0.01%
Portfolio turnover rate ..................................................         75%         92%         74%        55%       78%
===================================================================================================================================

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                       See notes to financial statements.

CHASE VISTA SIDEBAR

                                                                Small Cap Equity Fund
                                             ------------------------------------------------------------
                                                                      Class B
                                             ------------------------------------------------------------

                                                                     Year Ended
                                             ------------------------------------------------------------
                                             10/31/00     10/31/99     10/31/98     10/31/97     10/31/96
                                             --------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .....   $  22.06     $  19.91     $  23.19     $  19.00     $  15.01
                                             --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income ..................    (0.37)@      (0.28)@        (0.31)       (0.27)       (0.08)
  Net gain or losses in securities
    (both realized and unrealized) .......       7.69         2.60        (2.33)        4.75         4.25
                                             --------     --------     --------     --------     --------
    Total from investment operations .....       7.32         2.32        (2.64)        4.48         4.17
                                             --------     --------     --------     --------     --------
Distributions to shareholders from:
  Dividends from net investment income ...         --           --           --           --           --
  Distributions from capital gains .......       2.65         0.17         0.64         0.29         0.18
                                             --------     --------     --------     --------     --------
    Total dividends and distributions ....       2.65         0.17         0.64         0.29         0.18
                                             --------     --------     --------     --------     --------
Net asset value, end of period ...........   $  26.73     $  22.06     $  19.91     $  23.19     $  19.00
                                             ========     ========     ========     ========     ========
Total return (1) .........................      36.17%       11.69%      (11.60%)      23.84%       28.04%
Ratios/supplemental data:
  Net assets, end of period (in millions)    $     57     $     57     $     80     $    100     $     73
Ratios to average net assets: #
  Expenses ...............................       2.17%        2.12%        2.10%        2.16%        2.22%
  Net investment income ..................      (1.50%)      (1.31%)      (1.15%)      (0.94%)      (0.68%)
  Expenses without waivers, reimbursements
  and earnings credits ...................       2.17%        2.12%        2.10%        2.16%        2.25%
  Net investment income without waivers,
  reimbursements and earnings credits ....      (1.50%)      (1.31%)      (1.15%)      (0.94%)      (0.71%)
Portfolio turnover rate ..................         75%          92%          74%          55%          78%
=============================================================================================================

                                                                Small Cap Equity Fund
                                             ------------------------------------------------------------
                                                                      Class I
                                             ------------------------------------------------------------

                                                                     Year Ended                  5/7/96**
                                             -----------------------------------------------     Through
                                             10/31/00     10/31/99     10/31/98     10/31/97     10/31/96
                                             --------     --------     --------     --------     --------
Per share operating performance
Net asset value, beginning of period .....   $  23.10     $  20.59     $  23.71     $  19.22    $  18.44
                                             --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income ..................    (0.05)@      (0.02)@        (0.02)        0.03        0.02
  Net gain or losses in securities
    (both realized and unrealized) .......       8.12         2.70        (2.46)        4.75        0.76
                                             --------     --------     --------     --------     --------
    Total from investment operations .....       8.07         2.68        (2.48)        4.78        0.78
                                             --------     --------     --------     --------     --------
Distributions to shareholders from:
  Dividends from net investment income ...         --           --           --           --          --
  Distributions from capital gains .......       2.65         0.17         0.64         0.29          --
                                             --------     --------     --------     --------     --------
    Total dividends and distributions ....       2.65         0.17         0.64         0.29          --
                                             --------     --------     --------     --------     --------
Net asset value, end of period ...........   $  28.52     $  23.10     $  20.59     $  23.71    $  19.22
                                             ========     ========     ========     ========     ========
Total return (1) .........................      37.94%       13.06%      (10.64%)      25.15%       4.23%
Ratios/supplemental data:
  Net assets, end of period (in millions)    $    383     $    269     $    254     $    307    $     52
Ratios to average net assets:
  Expenses ...............................       0.88%        0.88%        1.04%        1.10%       1.10%
  Net investment income ..................      (0.20%)      (0.07%)      (0.09%)       0.13%       0.27%
  Expenses without waivers, reimbursements
  and earnings credits ...................       1.13%        1.13%        1.13%        1.14%       1.27%
  Net investment income without waivers,
  reimbursements and earnings credits ....      (0.45%)      (0.32%)      (0.18%)       0.09%       0.10%
Portfolio turnover rate ..................         75%          92%          74%          55%         78%
========================================================================================================

 ** Commencement of offering of class of shares. @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.



                       See notes to financial statements.

CHASE VISTA SIDEBAR

                                                                                                  Balanced Fund
                                                                             -----------------------------------------------------
                                                                                                     Class A
                                                                             -----------------------------------------------------
                                                                                                    Year Ended
                                                                             -----------------------------------------------------
                                                                             10/31/00    10/31/99    10/31/98   10/31/97  10/31/96
                                                                             --------    --------    --------   --------  --------
Per share operating performance
Net asset value, beginning of period.......................................... $16.24      $15.44      $15.41     $13.83    $12.45
                                                                               ------      ------      ------     ------    ------
Income from investment operations:
  Net investment income.......................................................   0.32        0.35        0.38       0.39      0.35
  Net gains or losses in securities (both realized and unrealized)............   0.36        1.42        1.02       2.39      1.69
                                                                               ------      ------      ------     ------    ------
    Total from investment operations..........................................   0.68        1.77        1.40       2.78      2.04
                                                                                -----      ------      ------     ------    ------
Distributions to shareholders from:
  Dividends from net investment income........................................   0.30        0.35        0.39       0.39      0.34
  Distributions from capital gains............................................   1.28        0.62        0.98       0.81      0.32
                                                                               ------      ------      ------     ------    ------
    Total dividends and distributions.........................................   1.58        0.97        1.37       1.20      0.66
                                                                               ------      ------      ------     ------    ------
Net asset value, end of period................................................ $15.34      $16.24      $15.44     $15.41    $13.83
                                                                               ======      ======      ======     ======    ======
Total return (1)..............................................................   4.41%      11.71%       9.60%     21.48%    16.89%

Ratios/supplemental data:
  Net assets, end of period (in millions)..................................... $   90      $  112      $   95     $   93    $   55
Ratios to average net assets:
  Expenses....................................................................   1.27%       1.25%       1.25%      1.25%     1.25%
  Net investment income.......................................................   1.98%       2.27%       2.51%      2.91%     2.97%
  Expenses without waivers, reimbursements and earnings credits...............   1.49%       1.44%       1.44%      1.52%     1.78%
  Net investment income without waivers, reimbursements and earnings credits     1.76%       2.08%       2.32%      2.64%     2.44%
Portfolio turnover rate                                                           127%         86%         94%       136%      149%
===================================================================================================================================

(1) Total return figures do not include the effect of any front-end or deferred sales load.


                                            See notes to financial statements.

CHASE VISTA SIDEBAR

                                                                               Balanced Fund
                                           -----------------------------------------------------------------------------
                                                                  Class B                                      Class C
                                           -----------------------------------------------------  ----------------------

                                                                 Year Ended                          Year     11/20/98**
                                           -----------------------------------------------------    Ended      Through
                                           10/31/00   10/31/99    10/31/98    10/31/97  10/31/96   10/31/00    10/31/99
                                           --------   --------    --------    --------  --------   --------    --------
Per share operating performance
Net asset value, beginning of period......   $15.94     $15.19      $15.21      $13.70    $12.36     $15.89      $15.59
                                           --------   --------    --------    --------  --------   --------    --------
Income from investment operations:
  Net investment income...................     0.20       0.25        0.28        0.32      0.28       0.21        0.24
  Net gains or losses in securities
   (both realized and unrealized).........     0.36       1.37        1.00        2.33      1.66       0.35        0.97
                                           --------   --------    --------    --------  --------   --------    --------
    Total from investment operations......     0.56       1.62        1.28        2.65      1.94       0.56        1.21
                                           --------   --------    --------    --------  --------   --------    --------
Distributions to shareholders from:
  Dividends from net investment income....     0.19       0.25        0.32        0.33      0.28       0.20        0.29
  Distributions from capital gains........     1.28       0.62        0.98        0.81      0.32       1.28        0.62
                                           --------   --------    --------    --------  --------   --------    --------
    Total dividends and distributions.....     1.47       0.87        1.30        1.14      0.60       1.48        0.91
                                           --------   --------    --------    --------  --------   --------    --------
Net asset value, end of period............   $15.03     $15.94      $15.19      $15.21    $13.70     $14.97      $15.89
                                           ========   ========    ========    ========  ========   ========    ========
Total return (1)..........................     3.70%     10.88%       8.89%      20.55%    16.10%      3.69%       7.95%
Ratios/supplemental data:
  Net assets, end of period (in millions).   $   28     $   31      $   23      $   15    $   10     $    2      $    1
Ratios to average net assets: #
  Expenses................................     1.90%      1.93%       1.93%       2.04%     2.00%      1.90%       2.06%
  Net investment income...................     1.33%      1.56%       1.81%       2.26%     2.21%      1.31%       1.67%
  Expenses without waivers,
  reimbursements and earnings credits.....     1.91%      1.93%       1.93%       2.06%     2.29%      1.91%       2.06%
  Net investment income without waivers,
   reimbursements and earnings credits....     1.32%      1.56%       1.81%       2.24%     1.92%      1.30%       1.67%
Portfolio turnover rate...................      127%        86%         94%        136%      149%       127%         86%
==========================================================================================================================

 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.


                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments as presented, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Core Equity Fund, Chase Vista Equity Growth Fund, Chase Vista Growth and Income Fund, Chase Vista Capital Growth Fund, Chase Vista Large Cap Equity Fund, Chase Vista Focus Fund, Chase Vista Equity Income Fund, Chase Vista Small Cap Opportunities Fund, Chase Vista Small Cap Equity Fund and Chase Vista Balanced Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for the year ended October 31, 2000 and for the period August 12, 1999 through October 31, 1999 for the Chase Vista Core Equity Fund and Chase Vista Equity Growth Fund) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000


                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 93.7%
--------------------------------------------------------------------------------
                COMMON STOCK -- 92.8%
                Aerospace -- 1.2%
       387      Boeing Co.                                            $   26,243

                Automotive -- 2.7%
     1,601      Ford Motor Co.                                            41,826
       282      General Motors Corp.                                      17,538
                                                                      ----------
                                                                          59,364

                Banking -- 5.7%
     1,035      Bank of New York Co., Inc.                                59,577
     1,410      Wells Fargo Co.                                           65,301
                                                                      ----------
                                                                         124,878

                Chemicals -- 2.2%
       346      Dow Chemical Co.                                          10,593
       859      E.I. DuPont de Nemours Co.                                38,991
                                                                      ----------
                                                                          49,584

                Computers/Computer Hardware -- 0.9%
       200      Hewlett-Packard Co.                                        9,288
       106      International Business Machines Corp.                     10,441
                                                                      ----------
                                                                          19,729

                Consumer Products -- 0.7%
       428      Philip Morris Companies, Inc.                             15,686

                Diversified -- 3.1%
       800      General Electric Co.                                      43,866
       416      Tyco International LTD (Bermuda)                          23,582
                                                                      ----------
                                                                          67,448

                Financial Services -- 17.3%
     1,257      American Express Co.                                      75,402
     2,345      Citigroup, Inc.                                          123,419
       313      Fannie Mae                                                24,124
       288      J.P. Morgan & Co.                                         47,664
       696      Merrill Lynch & Co., Inc.                                 48,720
       671      Morgan Stanley Dean Witter & Co.                          53,858
        94      State Street Corp.                                        11,775
                                                                      ----------
                                                                         384,962

                Food/Beverage Products -- 2.4%
       500      Anheuser-Busch Companies, Inc.                            22,875
       270      PepsiCo, Inc.                                             13,078
       339      Sysco Corp.                                               17,692
                                                                      ----------
                                                                          53,645

                Insurance -- 7.8%
     1,399      American International Group, Inc.                       137,097
       264      Marsh & McLennan Companies, Inc.                          34,479
                                                                      ----------
                                                                         171,576

                Machinery & Engineering Equipment -- 1.7%
       600      Caterpillar, Inc.                                         21,038
       375      Dover Corp.                                               15,914
                                                                      ----------
                                                                          36,952

                Manufacturing -- 0.9%
       353      Honeywell International, Inc.                             18,996

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------

                Metals/Mining -- 0.5%
       419      Alcoa, Inc.                                           $   12,026

                Multi-Media -- 4.1%
     1,013      The Walt Disney Co.                                       36,278
       146      Time Warner, Inc.                                         11,083
       771      Viacom, Inc., Class B*                                    43,861
                                                                      ----------
                                                                          91,222

                Office/Business Equipment -- 0.6%
     1,450      Xerox Corp.                                               12,234

                Oil & Gas -- 12.6%
       213      BP Amoco PLC, ADR (United Kingdom)                        10,860
       603      Chevron Corp.                                             49,511
     1,283      Exxon Mobil Corp.                                        114,457
       450      Halliburton Co.                                           16,678
     1,077      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                            63,971
       303      Schlumberger LTD                                          23,066
                                                                      ----------
                                                                         278,543

                Paper/Forest Products -- 2.0%
       470      International Paper Co.                                   17,230
       308      Weyerhaeuser Co.                                          14,457
       335      Willamette Industries                                     12,165
                                                                      ----------
                                                                          43,852

                Pharmaceuticals -- 7.8%
       836      Abbott Laboratories                                       44,151
       564      American Home Products Corp.                              35,814
       214      Eli Lilly & Co.                                           19,126
       333      Pfizer, Inc.                                              14,381
     1,065      Pharmacia Corp.                                           58,577
                                                                      ----------
                                                                         172,049

                Retailing -- 1.2%
        40      Kohls Corp.*                                               2,168
       868      Target Corp.                                              23,978
                                                                      ----------
                                                                          26,146

                Semi-Conductors -- 2.8%
       394      Altera Corp.*                                             16,129
       350      Intel Corp.                                               15,750
       591      Texas Instruments, Inc.                                   28,996
                                                                      ----------
                                                                          60,875

                Telecommunications -- 8.7%
       719      AT&T Corp.                                                16,675
     1,109      BellSouth Corp.                                           53,579
       627      SBC Communications, Inc.                                  36,170
     1,291      Verizon Communications                                    74,659
       433      WorldCom, Inc.*                                           10,272
                                                                      ----------
                                                                         191,355

                Telecommunications Equipment -- 1.8%
     1,054      Motorola, Inc.                                            26,284
       297      Nortel Networks Corp. (Canada)                            13,514
                                                                      ----------
                                                                          39,798

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Utilities -- 4.1%
       202      Dominion Resources, Inc.                            $     12,032
       400      DQE, Inc.                                                 13,975
       284      Duke Energy Corp.                                         24,548
       491      Enron Corp.                                               40,293
                                                                    ------------
                                                                          90,848
--------------------------------------------------------------------------------
                Total Common Stock                                     2,048,011
                (Cost $1,637,799)
              ------------------------------------------------------------------
                CONVERTIBLE PREFERRED STOCK -- 0.9%
                Telecommunications -- 0.9%
       250      Qwest Trends Trust, 5.75%, 11/17/03                       20,219
                (Cost $10,438)
--------------------------------------------------------------------------------
                Total Long-Term Investments                            2,068,230
                (Cost $1,648,237)
--------------------------------------------------------------------------------
      Short-Term Investment -- 6.2%
--------------------------------------------------------------------------------
Principal
Amount

                REPURCHASE AGREEMENT -- 6.2%
  $137,574      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds
                 $137,599, Secured by GNMA, $140,079, 6.00%
                 through 11.50%, due 04/15/13 through 10/15/30;
                 Market Value $140,328)                                  137,574
                 (Cost $137,574)
--------------------------------------------------------------------------------
                Total Investments -- 99.9%                            $2,205,804
                (Cost $1,785,811)
--------------------------------------------------------------------------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 96.4%
--------------------------------------------------------------------------------
                COMMON STOCK -- 96.4%
                Advertising -- 1.5%
       335      True North Communications, Inc.                          $12,625

                Apparel -- 1.1%
       350      Jones Apparel Group, Inc.*                                 9,734

                Banking -- 3.8%
       290      Cullen/Frost Bankers, Inc.                                 9,661
       210      TCF Financial Corp.                                        8,492
       250      Zions Bancorp.                                            14,359
                                                                        --------
                                                                          32,512

                Biotechnology -- 1.2%
       240      Chiron Corp.*                                             10,395

                Broadcasting/Cable -- 1.1%
       200      AT&T Corp. -- Liberty Media Group, Class A*                3,600
       145      Univision Communications, Inc., Class A*                   5,546
                                                                        --------
                                                                           9,146

                Business Services -- 8.1%
       390      ACNielsen Corp.*                                           9,336
       256      Acxiom Corp.*                                             10,292
       225      Affiliated Computer Services, Inc., Class A*              12,530
       450      Concord EFS, Inc.*                                        18,590
       250      Manpower, Inc.                                             8,703
       200      Sungard Data Systems, Inc.*                               10,225
                                                                        --------
                                                                          69,676

                Chemicals -- 2.3%
       265      Cytec Industries, Inc.*                                    9,176
       135      FMC Corp.*                                                10,260
                                                                        --------
                                                                          19,436

                Computer Software -- 2.3%
       340      Rational Software Corp.*                                  20,294

                Construction -- 2.3%
       190      American Standard Companies, Inc.*                         8,716
       346      Lennar Corp.                                              11,099
                                                                        --------
                                                                          19,815

                Electronics/Electrical Equipment -- 11.2%
       225      Amphenol Corp., Class A*                                  14,456
       350      APW LTD.*                                                 16,166
       126      Coherent, Inc.*                                            4,386
       200      PerkinElmer, Inc.                                         23,899
        80      Sanmina Corp.*                                             9,145
       475      Sensormatic Electronics Corp.*                             8,550
       150      Symbol Technologies, Inc.                                  6,816
       450      Vishay Intertechnology, Inc.*                             13,500
                                                                        --------
                                                                          96,918

                Entertainment/Leisure -- 2.3%
       350      Harrah's Entertainment, Inc.*                             10,019
       800      Park Place Entertainment Corp.*                           10,200
                                                                        --------
                                                                          20,219

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Financial Services -- 2.7%
       230      A.G. Edwards, Inc.                                       $11,673
       180      Lehman Brothers Holdings, Inc.                            11,610
                                                                        --------
                                                                          23,283

                Food/Beverage Products -- 1.2%
       300      Pepsi Bottling Group, Inc.                                10,388

                Health Care/Health Care Services -- 6.8%
       200      Cytyc Corp.*                                              11,875
       250      Dentsply International, Inc.                               8,672
       900      Health Management Associates, Inc., Class A*              17,831
       350      Oxford Health Plans, Inc.*                                11,813
       185      Stryker Corp.                                              8,718
                                                                        --------
                                                                          58,909

                Insurance -- 5.2%
       450      Ace LTD (Bermuda)                                         17,662
       200      AXA Financial, Inc.                                       10,813
       230      Radian Group, Inc.                                        16,301
                                                                        --------
                                                                          44,776

                Machinery & Engineering Equipment -- 1.7%
       210      Dover Corp.                                                8,912
       140      Zebra Technologies Corp., Class A*                         6,134
                                                                        --------
                                                                          15,046

                Oil & Gas -- 8.6%
       470      Anadarko Petroleum Corp.                                  30,103
        65      BJ Services Co.*                                           3,408
       240      Cooper Cameron Corp.*                                     13,080
       475      Global Marine, Inc.*                                      12,588
       130      Nicor, Inc.                                                4,591
       375      Tosco Corp.                                               10,734
                                                                        --------
                                                                          74,504

                Paper/Forest Products -- 1.1%
       250      Willamette Industries                                      9,078

                Pharmaceuticals -- 8.7%
       100      Alza Corp.*                                                8,094
       520      Biovail Corp. International (Canada)*                     21,872
       140      Forest Laboratories Inc., Class A*                        18,550
       160      Medimmune, Inc.*                                          10,460
        85      Sepracor, Inc.*                                            5,791
       160      Watson Pharmaceuticals, Inc.*                             10,010
                                                                        --------
                                                                          74,777

                Pipelines -- 3.3%
       125      Columbia Energy Group                                      8,992
       220      El Paso Energy Corp.                                      13,791
       100      National Fuel Gas Co.                                      5,363
                                                                        --------
                                                                          28,146

                Printing & Publishing -- 0.9%
       400      A.H. Belo Corp., Class A                                   7,675

                Real Estate Investment Trust -- 1.2%
       130      Equity Residential Properties Trust                        6,118
       206      ProLogis Trust                                             4,326
                                                                        --------
                                                                          10,444

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Restaurants/Food Services -- 1.9%
       415      Brinker International, Inc.*                           $  16,289

                Retailing -- 1.6%
       425      BJ's Wholesale Club, Inc.*                                13,998

                Semi-Conductors -- 6.0%
       305      Altera Corp.*                                             12,486
       350      Atmel Corp.*                                               5,228
       413      Microchip Technology, Inc.*                               13,045
       110      Veeco Instruments, Inc.*                                   7,277
       200      Vitesse Semiconductor Corp.*                              13,988
                                                                       ---------
                                                                          52,024

                Shipping/Transportation -- 0.9%
       150      C.H. Robinson Worldwide, Inc.                              8,203

                Telecommunications -- 2.0%
       145      U.S. Cellular Corp.*                                       9,280
       170      Western Wireless Corp., Class A*                           8,075
                                                                       ---------
                                                                          17,355

                Telecommunications Equipment -- 1.6%
       125      Comverse Technology, Inc.*                                13,969

                Utilities -- 3.8%
       265      AGL Resources, Inc.                                        5,399
       300      Alliant Energy Corp.                                       9,094
       200      American Water Works, Inc.                                 4,875
       200      Energy East Corp.                                          4,038
       350      Scana Corp.                                                9,275
                                                                       ---------
                                                                          32,681
--------------------------------------------------------------------------------
                Total Long-Term Investments                              832,315
                (Cost $612,053)
--------------------------------------------------------------------------------
      Short-Term Investment -- 5.0%
--------------------------------------------------------------------------------
Principal
Amount

                REPURCHASE AGREEMENT -- 5.0%
   $43,338      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $43,346,
                 Secured by U.S. Government Agency Obligations,
                 $44,715, 6.50% through 6.75%, due 06/18/21
                 through 09/15/23; Market Value $44,205)                  43,338
                (Cost $43,338)
--------------------------------------------------------------------------------
                Total Investments -- 101.4%                             $875,653
                (Cost $655,391)
--------------------------------------------------------------------------------

INDEX:
*       -- Non-income producing security.
ADR     -- American Depositary Receipt.
GNMA    -- Government National Mortgage Association


                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Assets and Liabilities As of October 31, 2000

(Amounts in Thousands)

                                                           Growth and
                                                             Income     Capital Growth
                                                            Portfolio      Portfolio
---------------------------------------------------------------------------------------
    ASSETS:
      Investment securities, at value (Note 1) ..........  $2,205,804      $875,653
      Other assets ......................................           7             3
      Receivables:
          Interest and dividends ........................       2,695           329
---------------------------------------------------------------------------------------
            Total Assets ................................   2,208,506       875,985
---------------------------------------------------------------------------------------
    LIABILITIES:
      Payables:
          Investment securities purchased ...............          --        11,696
      Accrued liabilities: (Note 2)
          Investment advisory fees ......................         727           282
          Administration fees ...........................          91            35
          Custodian fees ................................          24            11
          Other .........................................         314           230
---------------------------------------------------------------------------------------
            Total Liabilities ...........................       1,156        12,254
---------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS ................................  $2,207,350      $863,731
---------------------------------------------------------------------------------------
      Cost of investments ...............................  $1,785,811      $655,391
---------------------------------------------------------------------------------------

                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Operations For the year ended October 31, 2000

(Amounts in Thousands)

                                                           Growth and
                                                             Income     Capital Growth
                                                            Portfolio      Portfolio
---------------------------------------------------------------------------------------
    INVESTMENT INCOME:
      Dividend ..........................................  $   32,526       $ 6,696
      Interest ..........................................       3,885         2,388
      Foreign taxes withheld ............................        (246)           --
---------------------------------------------------------------------------------------
            Total investment income .....................      36,165         9,084
---------------------------------------------------------------------------------------
    EXPENSES: (Note 2)
      Investment advisory fees ..........................       9,573         3,572
      Administration fees ...............................       1,197           447
      Custodian fees ....................................         136            72
      Accounting fees ...................................          39            30
      Professional fees .................................          70            52
      Trustees' fees ....................................          55            20
      Other .............................................         125            28
---------------------------------------------------------------------------------------
            Total expenses ..............................      11,195         4,221
---------------------------------------------------------------------------------------
      Less earnings credits (Note 2B) ...................          55            23
---------------------------------------------------------------------------------------
            Net expenses ................................      11,140         4,198
---------------------------------------------------------------------------------------
                  Net investment income .................      25,025         4,886
---------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments ..................     322,821       168,249
      Change in net unrealized appreciation/
      depreciation of investments .......................    (123,018)       39,433
---------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ...     199,803       207,682
---------------------------------------------------------------------------------------
      Net increase in net assets from operations ........  $  224,828      $212,568
---------------------------------------------------------------------------------------


                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Changes in Net Assets For the year ended October 31,

(Amounts in Thousands)

                                               Growth and
                                                 Income                   Capital Growth
                                               Portfolio                     Portfolio
-----------------------------------------------------------------------------------------------
                                          2000           1999           2000           1999
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS:
  Net investment income ...........   $    25,025    $    34,082    $     4,886    $     3,754
  Net realized gain on
  investments .....................       322,821        426,148        168,249        185,113
  Change in net unrealized
  appreciation/depreciation of
  investments .....................      (123,018)       (86,911)        39,433        (28,226)
-----------------------------------------------------------------------------------------------
    Increase in net assets
    from operations ...............       224,828        373,319        212,568        160,641
-----------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTERESTS:
  Contributions ...................       147,832        480,886        469,249        877,944
  Withdrawals .....................      (789,064)      (982,596)      (759,382)    (1,288,947)
-----------------------------------------------------------------------------------------------
    Net decrease from
    transactions in investors'
    beneficial interests ..........      (641,232)      (501,710)      (290,133)      (411,003)
-----------------------------------------------------------------------------------------------
       Total decrease in net assets      (416,404)      (128,391)       (77,565)      (250,362)
NET ASSETS:
  Beginning of period .............     2,623,754      2,752,145        941,296      1,191,658
-----------------------------------------------------------------------------------------------
  End of period ...................   $ 2,207,350    $ 2,623,754    $   863,731    $   941,296
-----------------------------------------------------------------------------------------------


                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIOS:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

     C. FUTURES CONTRACTS -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     Index futures contracts are used to control the asset mix of the Portfolios in the most efficient manner. Short index futures contracts are used for

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Portfolios to risk of loss up to the nominal value of the contract. Use of short futures contracts subject the Portfolios to unlimited losses.

     The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. As of October 31, 2000, the Portfolios had no outstanding futures contracts.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     E. FEDERAL INCOME TAXES -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

     F. EXPENSES -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

     The fee is computed daily and paid monthly at an annual rate equal to 0.40% of each Portfolio's average daily net assets.

     Chase Fleming Asset Management (USA) Inc. ("CFAM (USA)"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CFAM (USA) and Chase. CFAM (USA), formerly Chase Asset Management Inc., is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     B. CUSTODIAN FEES -- Chase, as Custodian, provides safekeeping services for the Portfolios' securities. Compensation for such services is presented in the Statement of Operations as custodian fees. In addition, custodian fees are subject to reduction by credits earned by each Portfolio, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Portfolios could have invested the cash balances utilized in connection with the earnings credits arrangements in income producing assets if they had not entered into such arrangements.

     C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3.   INVESTMENT TRANSACTIONS

For the year ended October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                       GIP               CGP
-------------------------------------------------------------------------------
    Purchases (excluding U.S. Government) ...... $  690,394          $572,612
    Sales (excluding U.S. Government) ..........  1,319,968           818,006
    Purchases of U.S. Government ...............          -                 -
    Sales of U.S. Government ...................          -               585

The portfolio turnover rates of GIP and CGP for the year ended October 31, 2000, were 30% and 66% respectively.

4.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000, are as follows (in thousands):

                                                     GIP               CGP
-------------------------------------------------------------------------------
    Aggregate cost ............................. $1,788,611         $655,557
                                                 ----------         --------
    Gross unrealized appreciation .............. $  505,969         $242,300
    Gross unrealized depreciation ..............    (88,776)         (22,204)
                                                 ----------         --------
    Net unrealized appreciation ................ $  417,193         $220,096
                                                 ==========         ========

5.   CONCENTRATIONS

At October 31, 2000, CGP invested 21.0% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   TRUSTEE COMPENSATION

The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows (in thousands):

                                                                       Accrued
                                                     Pension           Pension
                                                    Expenses          Liability
-------------------------------------------------------------------------------
    GIP                                                  $20             $118
    CGP                                                    7               54

7.   BANK BORROWINGS

The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolios also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at October 31, 2000, nor at any point during the year then ended.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Unit Holders of Growth and Income Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of October 31, 2000 (unaudited)
(Amounts in Thousands)

    Shares      Issuer                                                 Value
-------------------------------------------------------------------------------
      Long-Term Investments -- 96.0%
-------------------------------------------------------------------------------
                COMMON STOCK -- 96.0%

                Airlines -- 1.6%
       144      Southwest Airlines, Inc.                            $  4,098

                Automotive -- 0.7%
        33      Ford Motor Co.                                           873
        14      General Motors Corp.                                     845
                                                                  --------------
                                                                       1,718
                Banking -- 1.9%
        32      Bank of America Corp.                                  1,556
        56      Bank of New York Co., Inc.                             3,232
                                                                  --------------
                                                                       4,788
                Biotechnology -- 0.9%
        41      Amgen, Inc. *                                          2,402

                Computer Networks -- 2.8%
       133      Cisco Systems, Inc. *                                  7,190

                Computer Software -- 4.3%
       105      Microsoft Corp. *                                      7,255

       114      Oracle Corp. *                                         3,750
                                                                  --------------
                                                                      11,005
                Computers/Computer Hardware -- 7.6%
        83      Compaq Computer Corp.                                  2,536
        69      Dell Computer Corp. *                                  2,025
        66      EMC Corp. *                                            5,876
        43      Hewlett-Packard Co.                                    1,999
        31      International Business Machines Corp.                  3,061
        34      Sun Microsystems, Inc. *                               3,761
                                                                  --------------
                                                                      19,258
                Consumer Products -- 3.5%
        47      Avon Products, Inc.                                    2,282
        55      Colgate-Palmolive Co.                                  3,215
        47      Philip Morris Companies, Inc.                          1,709
        25      Procter & Gamble Co.                                   1,786
                                                                  --------------
                                                                       8,992
                Diversified -- 6.1%
       224      General Electric Co.                                  12,253
        56      Tyco International LTD (Bermuda)                       3,179
                                                                  --------------
                                                                      15,432
                Electronics/Electrical Equipment -- 2.8%
        31      Sanmina Corp. *                                        3,570
        78      Solectron Corp. *                                      3,433
                                                                  --------------
                                                                       7,003
                Financial Services -- 9.9%
       120      American Express Co.                                   7,177
        98      Charles Schwab Corp.                                   3,455
       129      Citigroup, Inc.                                        6,802
        62      Merrill Lynch & Co., Inc.                              4,319
        43      Morgan Stanley Dean Witter & Co.                       3,490
                                                                  --------------
                                                                      25,243

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000 (unaudited)
(Amounts in Thousands)

    Shares      Issuer                                                 Value
-------------------------------------------------------------------------------
      Long-Term Investments -- Continued
-------------------------------------------------------------------------------
                Food/Beverage Products -- 3.9%
        63      Anheuser-Busch Companies, Inc.                      $  2,859
        49      Coca-Cola Co.                                          2,946
        85      PepsiCo, Inc.                                          4,136
                                                                  --------------
                                                                       9,941
                Health Care/Health Care Services -- 2.3%
        46      Guidant Corp.                                          2,421
        63      Medtronic, Inc.                                        3,400
                                                                  --------------
                                                                       5,821
                Insurance -- 3.9%
       100      American International Group, Inc.                     9,796

                Internet Services/Software -- 0.9%
        44      America Online, Inc. *                                 2,213

                Machinery & Engineering Equipment -- 0.4%
        27      Dover Corp.                                            1,133

                Metals/Mining -- 0.8%
        68      Alcoa, Inc.                                            1,959

                Multi-Media -- 2.5%
        90      The Walt Disney Co.                                    3,228
        41      Time Warner, Inc.                                      3,145
                                                                  --------------
                                                                       6,373
                Oil & Gas -- 6.0%
        29      BJ Services Co. *                                      1,521
        21      Chevron Corp.                                          1,714
       101      Exxon Mobil Corp.                                      8,982
        50      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                         2,995
                                                                  --------------
                                                                      15,212
                Pharmaceuticals -- 9.0%
        32      Abbott Laboratories                                    1,686
        28      American Home Products Corp.                           1,749
        40      Bristol-Myers Squibb Co.                               2,456
        24      Eli Lilly & Co.                                        2,174
        25      Johnson & Johnson                                      2,299
        47      Merck & Co., Inc.                                      4,182
       156      Pfizer, Inc.                                           6,718
        29      Pharmacia Corp.                                        1,595
                                                                  --------------
                                                                      22,859
                Retailing -- 6.5%
        47      Best Buy Co., Inc. *                                   2,340
        61      Home Depot, Inc.                                       2,619
        22      Kohls Corp. *                                          1,192
       131      Wal-Mart Stores, Inc.                                  5,940
        97      Walgreen Co.                                           4,406
                                                                  --------------
                                                                      16,497

                       See notes to financial statements.

CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000 (unaudited)
(Amounts in Thousands)

    Shares      Issuer                                                 Value
-------------------------------------------------------------------------------
      Long-Term Investments -- Continued
-------------------------------------------------------------------------------
                Semi-Conductors -- 5.6%
        81      Altera Corp. *                                    $    3,328
        42      Applied Materials, Inc. *                              2,245
       142      Intel Corp.                                            6,408
        48      Texas Instruments, Inc.                                2,335
                                                                  --------------
                                                                      14,316
                Telecommunications -- 4.6%
        34      AT&T Corp.                                               791
        52      BellSouth Corp.                                        2,512
        71      SBC Communications, Inc.                               4,068
        38      Verizon Communications                                 2,192
        88      WorldCom, Inc. *                                       2,100
                                                                  --------------
                                                                      11,663
                Telecommunications Equipment -- 3.8%
       123      ADC Telecommunications, Inc. *                         2,620
         4      Avaya, Inc. *                                             60
        22      JDS Uniphase Corp. *                                   1,790
        53      Lucent Technologies, Inc.                              1,240
        62      Nortel Networks Corp. (Canada)                         2,837
        18      Qualcomm, Inc. *                                       1,165
                                                                  --------------
                                                                       9,712
                Utilities -- 3.7%
        48      AES Corp. *                                            2,689
        21      Duke Energy Corp.                                      1,850
        61      Enron Corp.                                            4,979
                                                                  --------------
                                                                       9,518
--------------------------------------------------------------------------------
                Total Long-Term Investments                          244,142
                (Cost $197,177)
--------------------------------------------------------------------------------
      Short-Term Investment -- 4.0%
--------------------------------------------------------------------------------
   Principal
    Amount
                REPURCHASE AGREEMENT -- 4.0%
                ----------------------------
   $10,242      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                  due 11/01/00, (Dated 10/31/00, Proceeds $10,244,
                  Secured by GNMA, $10,375, 7.00% through
                  8.00%, due 07/15/28 through 09/15/30; Market
                  Value $10,449)                                      10,242
                (Cost $10,242)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                          $254,384
                (Cost $207,419)
--------------------------------------------------------------------------------

                         See notes financial statements.

EQUITY GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

As of October 31, 2000 (unaudited)
(Amounts in Thousands)


    Shares      Issuer                                                 Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 94.6%
--------------------------------------------------------------------------------
                COMMON STOCK -- 94.6%

                Biotechnology -- 4.3%
       191      Amgen, Inc. *                                        $11,069
        72      Biogen, Inc. *                                         4,318
                                                                  --------------
                                                                      15,387
                Computer Networks -- 5.1%
       338      Cisco Systems, Inc. *                                 18,188

                Computer Software -- 6.2%
       173      Microsoft Corp. *                                     11,906
       315      Oracle Corp. *                                        10,379
                                                                  --------------
                                                                      22,285
                Computers/Computer Hardware -- 13.7%
       187      Compaq Computer Corp.                                  5,673
       105      Dell Computer Corp. *                                  3,103
       254      EMC Corp. *                                           22,606
        80      International Business Machines Corp.                  7,914
        87      Sun Microsystems, Inc. *                               9,663
                                                                  --------------
                                                                      48,959
                Consumer Products -- 1.9%
        96      Gillette Co.                                           3,358
        49      Procter & Gamble Co.                                   3,491
                                                                  --------------
                                                                       6,849
                Diversified -- 6.9%
       403      General Electric Co.                                  22,069
        50      Tyco International LTD (Bermuda)                       2,850
                                                                  --------------
                                                                      24,919
                Financial Services -- 7.0%
       284      Charles Schwab Corp.                                   9,978
       131      Merrill Lynch & Co., Inc.                              9,147
        73      Morgan Stanley Dean Witter & Co.                       5,859
                                                                  --------------
                                                                      24,984
                Food/Beverage Products -- 2.9%
        79      Coca-Cola Co.                                          4,774
       119      PepsiCo, Inc.                                          5,767
                                                                  --------------
                                                                      10,541
                Health Care/Health Care Services -- 1.8%
        30      Medtronic, Inc.                                        1,609
        45      UnitedHealth Group, Inc.                               4,966
                                                                  --------------
                                                                       6,575
                Industrial Components -- 0.4%
        12      SPX Corp. *                                            1,484

                Investment Companies -- 1.7%
        42      S&P 500 Depositary Receipt                             5,987

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000 (unaudited)
(Amounts in Thousands)


    Shares      Issuer                                                 Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Multi-Media -- 4.1%
       248      The Walt Disney Co.                               $    8,890
        76      Time Warner, Inc.                                      5,748
                                                                  --------------
                                                                      14,638
                Pharmaceuticals -- 12.4%
        50      Bristol-Myers Squibb Co.                               3,027
        63      Eli Lilly & Co.                                        5,604
        46      Johnson & Johnson                                      4,203
        58      Medimmune, Inc. *                                      3,766
        88      Merck & Co., Inc.                                      7,939
       369      Pfizer, Inc.                                          15,937
        70      Pharmacia Corp.                                        3,838
                                                                  --------------
                                                                      44,314
                Photographic Equipment -- 0.8%
        63      Eastman Kodak Co.                                      2,805

                Restaurants/Food Services -- 1.3%
       161      Tricon Global Restaurants, Inc. *                      4,833

                Retailing -- 6.4%
       112      Best Buy Co., Inc. *                                   5,627
       150      Home Depot, Inc.                                       6,452
       239      Wal-Mart Stores, Inc.                                 10,835
                                                                  --------------
                                                                      22,914
                Semi-Conductors -- 12.7%
       196      Applied Materials, Inc. *                             10,398
       356      Intel Corp.                                           16,041
       121      KLA-Tencor Corp. *                                     4,078
       262      Novellus Systems, Inc. *                              10,719
        88      Texas Instruments, Inc.                                4,330
                                                                  --------------
                                                                      45,566

                Telecommunications -- 0.7%
        65      Nextel Communications, Inc., Class A *                 2,505

                Telecommunications Equipment -- 4.3%
        64      ADC Telecommunications, Inc. *                         1,378
        10      Avaya, Inc. *                                            139
        56      JDS Uniphase Corp. *                                   4,579
       125      Lucent Technologies, Inc.                              2,903
       144      Nortel Networks Corp. (Canada)                         6,541
                                                                  --------------
                                                                      15,540
--------------------------------------------------------------------------------
                Long-Term Investments                               $339,273
                (Cost $278,727)
--------------------------------------------------------------------------------

                       See notes to financial statements.

EQUITY GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000 (unaudited)
(Amounts in Thousands)

   Principal
    Amount      Issuer                                                 Value
--------------------------------------------------------------------------------
      Short-Term Investment -- 7.1%
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT -- 7.1%
                ---------------------------
   $25,394      Greenwich Capital Markets, Inc., Tri Party,  6.55%,
                  due 11/01/00, (Dated 10/31/00, Proceeds $25,399,
                  Secured by U.S. Government Agency Obligations,
                  $25,973, 5.75% through 8.00%, due 01/15/07
                  through 10/20/30; Market Value $25,906)             $  25,394
                (Cost $25,394)
--------------------------------------------------------------------------------
                Total Investments -- 101.7%                            $364,667
                (Cost $304,121)
--------------------------------------------------------------------------------

INDEX:
*        -- Non-income producing security.
GNMA     -- Government National Mortgage Association.

                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Assets and Liabilities As of October 31, 2000 (Unaudited)

(Amounts in Thousands)

                                                                           Equity
                                                           Core Equity     Growth
                                                            Portfolio     Portfolio
-----------------------------------------------------------------------------------
    ASSETS:
      Investment securities, at value (Note 1) .........   $254,384      $364,667
      Cash .............................................          1            --
      Receivables:
          Interest and dividends .......................        121            66
-----------------------------------------------------------------------------------
            Total Assets ...............................    254,506       364,733
-----------------------------------------------------------------------------------
    LIABILITIES:
      Payables:
      Investment securities purchased ..................         --         5,778
      Accrued liabilities: (Note 2)
          Investment advisory fees .....................        150           223
          Administration fees ..........................         11            15
          Other ........................................         79            66
-----------------------------------------------------------------------------------
            Total Liabilities ..........................        240         6,082
-----------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS ...............................   $254,266      $358,651
-----------------------------------------------------------------------------------
      Cost of investments ..............................   $207,419      $304,121
-----------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.
                                     115

CORE EQUITY PORTFOLIO
Portfolio of Investments

As of December 31, 1999
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 95.2%
--------------------------------------------------------------------------------
                Common Stock -- 95.2%
                --------------------
                Advertising -- 0.6%
        13      Omnicom Group                                           $  1,305

                Airlines -- 0.9%
       120      Southwest Airlines, Inc.                                   1,936

                Automotive -- 1.1%
        28      Ford Motor Co.                                             1,482

        11      General Motors Corp.                                         790
                                                                        --------
                                                                           2,272
                Banking -- 2.4%
        28      Bank of America Corp.                                      1,395

        47      Bank of New York Co., Inc.                                 1,865

        46      Wells Fargo Co.                                            1,861
                                                                        --------
                                                                           5,121
                Biotechnology -- 1.0%
        34      Amgen, Inc. *                                              2,054

                Broadcasting/Cable -- 1.6%
        43      AT&T Corp. -- Liberty Media Group, Class A *               2,435

        12      Clear Channel Communications, Inc. *                       1,071
                                                                        --------
                                                                           3,506
                Chemicals -- 0.8%
        26      E.I. DuPont de Nemours Co.                                 1,726

                Computer Networks -- 2.8%
        55      Cisco Systems, Inc. *                                      5,924

                Computer Software -- 6.6%
       121      Microsoft Corp. *                                         14,077

                Computers/Computer Hardware -- 6.2%
        57      Dell Computer Corp. *                                      2,913

        37      EMC Corp. *                                                4,053

        18      Hewlett-Packard Co.                                        2,034

        39      International Business Machines Corp.                      4,172
                                                                        --------
                                                                          13,172
                Consumer Products -- 1.1%
        21      Procter & Gamble Co.                                       2,336

                Diversified -- 5.7%
        62      General Electric Co.                                       9,548

        65      Tyco International LTD (Bermuda)                           2,513
                                                                        --------
                                                                          12,061
                Electronics/Electrical Equipment -- 1.5%
        33      Solectron Corp. *                                          3,146

                Financial Services -- 7.1%
        26      American Express Co.                                       4,289

        54      Charles Schwab Corp.                                       2,090

        81      Citigroup, Inc.                                            4,475

        37      Fannie Mae                                                 2,310

        15      Morgan Stanley Dean Witter & Co.                           2,113
                                                                        --------
                                                                          15,277

                      See notes to financial statements.
                                     116

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of December 31, 1999
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Food/Beverage Products -- 2.7%
        26      Anheuser-Busch Companies, Inc.                          $  1,837

        42      Coca-Cola, Co.                                             2,421

        43      PepsiCo, Inc.                                              1,519
                                                                        --------
                                                                           5,777
                Health Care/Health Care Services -- 2.3%
        45      Colgate-Palmolive Co.                                      2,953

        24      Guidant Corp. *                                            1,118

        23      Medtronic, Inc.                                              831
                                                                        --------
                                                                           4,902
                Insurance -- 4.0%
        33      American General Corp.                                     2,530

        55      American International Group, Inc.                         5,995
                                                                        --------
                                                                           8,525
                Internet Services/Software -- 1.3%
        37      America Online, Inc. *                                     2,818

                Machinery & Engineering Equipment -- 0.9%
        15      Applied Materials, Inc. *                                  1,846

                Manufacturing -- 0.8%
        31      Honeywell International Inc.                               1,761

                Metals/Mining -- 1.1%
        28      Alcoa, Inc.                                                2,359

                Multi-Media -- 1.2%
        34      Time Warner, Inc.                                          2,476

                Oil & Gas -- 7.0%
        17      Chevron Corp.                                              1,494

        67      Enron Corp.                                                2,960

        84      Exxon Mobil Corp.                                          6,760

        25      Royal Dutch Petroleum Co., N.Y. Registered Shares
                (Netherlands)                                              1,529

        18      Texaco, Inc.                                                 983

        44      Williams Companies, Inc.                                   1,352
                                                                        --------
                                                                          15,078

                Pharmaceuticals -- 7.0%
        29      Abbot Laboratories                                         1,059

        26      American Home Products Corp.                               1,017

        34      Bristol-Myers Squibb Co.                                   2,194

        20      Eli Lilly & Co.                                            1,313

        21      Johnson & Johnson                                          1,981

        39      Merck & Co., Inc.                                          2,597

        67      Pfizer, Inc.                                               2,178

        37      Schering-Plough Corp.                                      1,556

        14      Warner-Lambert Co.                                         1,131
                                                                        --------
                                                                          15,026
                Restaurants/Food Services -- 0.7%
        35      McDonald's Corp.                                           1,410

                      See notes to financial statements.
                                     117

CORE EQUITY PORTFOLIO
Portfolio of Investments (Continued)

As of December 31, 1999
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
           Retailing -- 10.8%
        29      Bed Bath & Beyond, Inc. *                             $    1,016

        39      Best Buy Co., Inc. *                                       1,951

        29      Dayton-Hudson Corp.                                        2,144

        47      Gap, Inc.                                                  2,155

        69      Home Depot, Inc.                                           4,750

        58      Kroger Co. *                                               1,100

       111      Wal-Mart Stores, Inc.                                      7,702

        80      Walgreen Co.                                               2,344
                                                                        --------
                                                                          23,162
                Semi-Conductors -- 3.8%
        26      Altera Corp. *                                             1,303

        59      Intel Corp.                                                4,846

        20      Texas Instruments, Inc.                                    1,928
                                                                        --------
                                                                           8,077
                Telecommunications -- 6.8%
        51      AT&T Corp.                                                 2,601

        43      BellSouth Corp.                                            2,020

        27      GTE Corp.                                                  1,879

        49      MCI WorldCom, Inc. *                                       2,597

        60      SBC Communications, Inc.                                   2,934

        36      Sprint Corp. (FON Group)                                   2,413
                                                                        --------
                                                                          14,444
                Telecommunications Equipment -- 4.7%
        62      Lucent Technologies, Inc.                                  4,651

        21      Motorola, Inc.                                             3,085

        23      Nortel Networks Corp. (Canada)                             2,318
                                                                        --------
                                                                          10,054
                Utilities -- 0.7%
        20      AES Corp. *                                                1,488
--------------------------------------------------------------------------------
                Total Long-Term Investments                              203,116
                (Cost $142,453)
--------------------------------------------------------------------------------
      Short-Term Investments  4.9%
--------------------------------------------------------------------------------
   Principal
    Amount
                Repurchase Agreement -- 4.9%
                ---------------------------
   $10,464      Greenwich Capital Markets, Inc., in a joint trading
                account at 3.50%, due 01/03/00, (Dated 12/31/99,
                Proceeds $10,467, Secured by FHLMC, $10,938, 5.75%,
                due 09/15/22; Market Value $10,678)                       10,464
                (Cost $10,464)
--------------------------------------------------------------------------------
                Total Investments -- 100.1%                             $213,580
                (Cost $152,917)
--------------------------------------------------------------------------------

                      See notes to financial statements.
                                     118

EQUITY GROWTH PORTFOLIO
Portfolio of Investments

As of December 31, 1999
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 95.0%
--------------------------------------------------------------------------------
                Common Stock -- 95.0%
                --------------------
                Airlines -- 0.6%
       126      Southwest Airlines, Inc.                                $  2,045

                Biotechnology -- 5.0%
       203      Amgen, Inc. *                                             12,189

        54      Biogen, Inc. *                                             4,593

        28      Genzyme Corp. -- General Division *                         1,250
                                                                        --------
                                                                          18,032
                Broadcasting/Cable -- 0.5%
        19      Clear Channel Communications, Inc. *                       1,682

                Computer Networks -- 3.1%
       106      Cisco Systems, Inc. *                                     11,347

                Computer Software -- 6.8%
        27      Citrix Systems, Inc. *                                     3,312

       184      Microsoft Corp. *                                         21,435
                                                                        --------
                                                                          24,747
                Computers/Computer Hardware -- 8.4%
       127      Dell Computer Corp. *                                      6,473

       135      EMC Corp. *                                               14,730

        85      International Business Machines Corp.                      9,215
                                                                        --------
                                                                          30,418
                Consumer Products -- 2.6%
        60      Gillette Co.                                               2,460

        66      Procter & Gamble Co.                                       7,179
                                                                        --------
                                                                           9,639
                Diversified -- 5.6%
       113      General Electric Co.                                      17,560

        74      Tyco International LTD (Bermuda)                           2,885
                                                                        --------
                                                                          20,445
                Electronics/Electrical Equipment -- 1.9%
        72      Solectron Corp. *                                          6,809

                Financial Services -- 5.3%
        22      American Express Co.                                       3,583

       155      Charles Schwab Corp.                                       5,939

        50      Merrill Lynch & Co., Inc.                                  4,179

        39      Morgan Stanley Dean Witter & Co.                           5,528
                                                                        --------
                                                                          19,229
                Food/Beverage Products -- 2.4%
        16      Anheuser-Busch Companies, Inc.                             1,155

        84      Coca-Cola, Co.                                             4,894

        76      PepsiCo, Inc.                                              2,689
                                                                        --------
                                                                           8,738
                Health Care/Health Care Services -- 0.7%
        27      Guidant Corp. *                                            1,256

        32      Medtronic, Inc.                                            1,148
                                                                        --------
                                                                           2,404
                Insurance -- 0.9%
        32      American International Group, Inc.                         3,444

                Internet Services/Software -- 3.1%
       151      America Online, Inc. *                                    11,402

                      See notes to financial statements.
                                     119

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)

As of December 31, 1999
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Machinery & Engineering Equipment -- 3.6%
       104      Applied Materials, Inc. *                              $  13,176

                Multi-Media -- 1.6%
        80      Time Warner, Inc.                                          5,829

                Pharmaceuticals -- 9.5%
        53      Abbot Laboratories                                         1,941

        63      American Home Products Corp.                               2,489

        73      Bristol-Myers Squibb Co.                                   4,671

        51      Eli Lilly & Co.                                            3,375

        48      Johnson & Johnson                                          4,514

        94      Merck & Co., Inc.                                          6,286

       141      Pfizer, Inc.                                               4,570

        75      Schering-Plough Corp.                                      3,164

        44      Warner-Lambert Co.                                         3,624
                                                                        --------
                                                                          34,634
                Restaurants/Food Services -- 0.4%
        32      McDonald's Corp.                                           1,293

                Retailing -- 9.5%
        73      Bed Bath & Beyond, Inc. *                                  2,548

        46      Best Buy Co., Inc. *                                       2,316

       148      Gap, Inc.                                                  6,817

        82      Home Depot, Inc.                                           5,641

       206      Kroger Co. *                                               3,896

       199      Wal-Mart Stores, Inc.                                     13,763
                                                                        --------
                                                                          34,981
                Semi-Conductors -- 9.5%
       172      Intel Corp.                                               14,177

        64      KLA-Tencor Corp. *                                         7,136

        93      Novellus Systems, Inc. *                                  11,362

        25      Texas Instruments, Inc.                                    2,393
                                                                        --------
                                                                          35,068
                Telecommunications -- 9.1%
       166      AT&T Corp.                                                 8,401

        44      Bell Atlantic Corp.                                        2,698

        54      BellSouth Corp.                                            2,507

        29      GTE Corp.                                                  2,060

        75      MCI WorldCom, Inc. *                                       3,992

        35      Nextel Communications, Inc., Class A *                     3,571

       113      SBC Communications, Inc.                                   5,494

        35      Sprint Corp. (FON Group)                                   2,371

        38      Vodafone AirTouch PLC, ADR (United Kingdom)                1,902
                                                                        --------
                                                                          32,996
                Telecommunications Equipment -- 4.9%
       132      Lucent Technologies, Inc.                                  9,889

        53      Motorola, Inc.                                             7,871
                                                                        --------
                                                                          17,760
--------------------------------------------------------------------------------
                Total Long-Term Investments                              346,118
                (Cost $200,787)
--------------------------------------------------------------------------------

                      See notes to financial statements.
                                     120

EQUITY GROWTH PORTFOLIO
Portfolio of Investments (Continued)

As of December 31, 1999
(Amounts in Thousands)

   Principal
    Amount      Issuer                                                     Value
--------------------------------------------------------------------------------
      Short-Term Investments -- 5.0%
--------------------------------------------------------------------------------
                Repurchase Agreement -- 5.0%
                ---------------------------
   $18,146      Greenwich Capital Markets, Inc., in a joint trading
                account at 3.50%, due 01/03/00, (Dated 12/31/99,
                Proceeds $18,151, Secured by FHLMC, $18,959, 5.75%,
                due 09/15/22; Market Value $18,509)                     $ 18,146
                (Cost $18,146)
--------------------------------------------------------------------------------
                Total Investments -- 100.0%                             $364,264
                (Cost $218,933)
--------------------------------------------------------------------------------

INDEX:
*       --  Non-income producing security.
ADR     --  American Depositary Receipt.
FHLMC   --  Federal Home Loan Mortgage Corporation.



                      See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Assets and Liabilities As of December 31, 1999

(Amounts in Thousands)
                                                                          Equity
                                                          Core Equity     Growth
                                                           Portfolio     Portfolio
=======================================================================================
    ASSETS:
      Investment securities, at value (Note 1) ..........  $213,580      $364,264
      Cash ..............................................        --             1
      Receivable for interest and dividends .............        83           160
---------------------------------------------------------------------------------------
            Total Assets ................................   213,663       364,425
---------------------------------------------------------------------------------------
    LIABILITIES:
      Payable to Custodian ..............................       181            --
      Accrued liabilities: (Note 2)
        Investment advisory fees ........................       113           212
        Administration fees .............................         9            15
        Other ...........................................        31            17
---------------------------------------------------------------------------------------
            Total Liabilities ...........................       334           244
---------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS ................................  $213,329      $364,181
---------------------------------------------------------------------------------------
      Cost of investments ...............................  $152,917      $218,933
=======================================================================================


                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Operations For the period from August 12, 1999 to December 31, 1999

(Amounts in Thousands)
                                                                                 Equity
                                                                 Core Equity     Growth
                                                                  Portfolio     Portfolio
===============================================================================================
    INVESTMENT INCOME:
      Dividend .................................................  $     522     $     570
      Interest .................................................        192           290
      Foreign taxes withheld ...................................         (2)           (1)
-----------------------------------------------------------------------------------------------
            Total investment income ............................        712           859
-----------------------------------------------------------------------------------------------
    EXPENSES: (Note 2)
      Investment advisory fees .................................        524           863
      Administration fees ......................................         35            58
      Custody and accounting fees ..............................         18            28
      Professional fees ........................................         22            22
      Trustees' fees and expenses ..............................          4             2
      Other ....................................................          6             6
-----------------------------------------------------------------------------------------------
            Total expenses .....................................        609           979
-----------------------------------------------------------------------------------------------
      Less amounts waived (Note 2A) ............................         70            35
-----------------------------------------------------------------------------------------------
         Net expenses ..........................................        539           944
-----------------------------------------------------------------------------------------------
            Net investment income (loss) .......................        173           (85)
-----------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on investment transactions ......      2,121          (283)
      Change in net unrealized appreciation of
      investments ..............................................     23,715        67,192
-----------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ..........     25,836        66,909
-----------------------------------------------------------------------------------------------
      Net increase in net assets from operations ...............    $26,009       $66,824
===============================================================================================



                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Statement of Changes in Net Assets For the periods indicated

(Amounts in Thousands)
                                                                                      Equity
                                                                    Core Equity       Growth
                                                                     Portfolio       Portfolio
------------------------------------------------------------------------------------------------
                                                                     08/12/99*       8/12/99*
                                                                     Through         Through
                                                                     12/31/99        12/31/99
================================================================================================
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
      Net investment income (loss)                                   $    173        $    (85)
      Net realized gain (loss) on investments                           2,121            (283)
      Change in net unrealized appreciation of investments             23,715          67,192
------------------------------------------------------------------------------------------------
            Increase in net assets from operations                     26,009          66,824
------------------------------------------------------------------------------------------------
    TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS (Note 1):
      Contributions                                                   207,886         332,120
      Withdrawals                                                     (20,566)        (34,763)
------------------------------------------------------------------------------------------------
        Net increase from transactions in investors'
        beneficial interests                                          187,320         297,357
------------------------------------------------------------------------------------------------
            Total increase in net assets                              213,329         364,181
------------------------------------------------------------------------------------------------
    NET ASSETS:
      Beginning of period                                               --              --
------------------------------------------------------------------------------------------------
      End of period                                                  $213,329        $364,181
================================================================================================

* Commencement of operations.




                       See notes to financial statements.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Master Investment Trust (the "Trust") was organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Core Equity Portfolio ("CEP") and Equity Growth Portfolio ("EGP"), collectively the "Portfolios," are separate series of the Trust. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolios.

On August 12, 1999, the Chase Core Equity Fund and Chase Equity Growth Fund (separate portfolios of Mutual Fund Investment Trust) contributed 100% of their investable net assets ($156,409,317 and $240,616,354, respectively) to the newly created CEP and EGP, in a tax-free exchange.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIOS:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading accounts by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Notes to Financial Statements (Continued)

   C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   D. FEDERAL INCOME TAXES -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   E. EXPENSES -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.


2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES


   A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.75% of the Portfolios' average daily net assets.

   Chase Bank of Texas N.A. ("Chase Texas"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between Chase Texas and Chase. Chase Texas is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.375% of each Portfolio's average daily net assets.

   For the period from August 12, 1999 to December 31, 1999, the Advisor voluntarily waived advisory fees of $69,918 and $34,534 for CEP and EGP, respectively.

   B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

CORE EQUITY AND EQUITY GROWTH PORTFOLIOS
Notes to Financial Statements (Continued)

3.  INVESTMENT TRANSACTIONS

For the period from August 12, 1999 to December 31, 1999, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                       CEP              EGP
--------------------------------------------------------------------------------
    Purchases (excluding U.S. Government) .........  $43,236          $52,438
    Sales (excluding U.S. Government) .............   11,187            1,116

The portfolio turnover rates of CEP and EGP for the period from August 12, 1999 to December 31, 1999, were 6% and 1% respectively.


4.  FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 1999, are as follows (in thousands):

                                                       CEP              EGP
------------------------------------------------------------------------------------
    Aggregate cost ...............................  $152,948         $219,810
                                                    --------         --------
    Gross unrealized appreciation ................  $ 62,562         $145,253
    Gross unrealized depreciation ................    (1,930)            (799)
                                                    --------         --------
    Net unrealized appreciation ..................  $ 60,632         $144,454
                                                    ========         ========

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Beneficial Unit Holders of
Mutual Fund Master Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Core Equity Portfolio and Equity Growth Portfolio (separate portfolios of Mutual Fund Master Investment Trust, hereafter referred to as the "Trust") at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the period August 12, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 10, 2000

CHASE VISTA FUNDS SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

   A Special Meeting of Shareholders was held on February 15, 2000 at 1211 Avenue of the Americas, New York, New York for purposes of approving the election of fourteen Trustees of Mutual Fund Master Investment Trust. A majority of shareholders of Chase Vista Core Equity Fund and Chase Vista Equity Growth Fund, each a series of Mutual Fund Group, and a majority of shareholders of Chase Core Equity Fund and Chase Equity Growth Fund, each a series of Mutual Fund Investment Trust, approved the election of each Trustee. The number of votes cast in this matter were:

                                           Affirmative           Negative
                                          -------------         ----------
       Fergus Reid, III                     9,226,606             26,946
       H. Richard Vartabedian               9,226,513             27,039
       William J. Armstrong                 9,226,606             26,946
       John R.H. Blum                       9,226,431             27,121
       Stuart W. Cragin, Jr.                9,226,606             26,946
       Roland R. Eppley, Jr.                9,226,606             26,946
       Joseph J. Harkins                    9,226,606             26,946
       Sarah E. Jones                       9,230,003             23,549
       W.D. MacCallan                       9,226,606             26,946
       George E. McDavid                    9,226,606             26,946
       W. Perry Neff, Trustee               9,226,431             27,121
       Leonard M. Spalding, Jr.             9,226,513             27,039
       Richard E. Ten Haken                 9,226,606             26,946
       Irving L. Thode                      9,226,431             27,121

TAX LETTER (UNAUDITED)

CHASE VISTA GROWTH AND INCOME FUND                CHASE VISTA EQUITY INCOME FUND
CHASE VISTA CAPITAL GROWTH FUND         CHASE VISTA SMALL CAP OPPORTUNITIES FUND
CHASE VISTA LARGE CAP EQUITY FUND              CHASE VISTA SMALL CAP EQUITY FUND
CHASE VISTA FOCUS FUND                                 CHASE VISTA BALANCED FUND

--------------------------------------------------------------------------------

Certain tax information for the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2000. The information and distributions reported in this letter may differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2000. The information necessary to complete your income tax returns for the calendar year ending December 31, 2000 will be received under a separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000:

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the per share long-term capital gains distributed by the Funds:

                                                                FEDERAL HOME                                           LONG-TERM
                                                                LOAN MORTGAGE       FEDERAL NATIONAL     DIVIDENDS   CAPITAL GAINS
                      CHASE                   U.S. TREASURY      CORPORATION     MORTGAGE ASSOCIATION     RECEIVED    DISTRIBUTION
                    VISTA FUND                 OBLIGATIONS       OBLIGATIONS          OBLIGATIONS        DEDUCTION     PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME .........................         --                --                   --             100.00%         $6.31
CAPITAL GROWTH ............................         --                --                   --                 --           3.62
LARGE CAP EQUITY ..........................         --                --                   --              99.63%          1.06
FOCUS .....................................         --                --                   --                 --             --
EQUITY INCOME .............................         --                --                   --                 --           0.74
SMALL CAP OPPORTUNITIES ...................         --                --                   --                 --             --
SMALL CAP EQUITY ..........................         --                --                   --                 --           2.65
BALANCED ..................................       19.73%            8.66%               15.64%             14.15%          0.93



                       See notes to financial statements.

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   CHASE VISTA EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

   INVESTMENT ADVISER,
   ADMINISTRATOR,
   SHAREHOLDER AND FUND SERVICING
   AGENT AND CUSTODIAN
   The Chase Manhattan Bank

   DISTRIBUTOR
   Vista Fund Distributors, Inc.

   TRANSFER AGENT
   DST Systems, Inc.

   LEGAL COUNSEL
   Simpson Thacher & Bartlett

   INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP

   Chase Vista Funds are distributed by
   Vista Fund Distributors, Inc., which is
   unaffiliated with The Chase Manhattan
   Bank. Chase and its respective affiliates receive compensation from Chase Vista
   Funds for providing investment advisory
   and other services.

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



-C-The Chase Manhattan Corporation, 2000. All Rights Reserved.     December 2000

--------------------------------------------------------------------------------

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